Nomura Partners Funds

The World from Asia

NOMURA

Prospectus

June 29, 2009

Nomura Partners Funds, Inc.

The Japan Fund

Asia Pacific ex Japan Fund

India Fund

Greater China Fund

Global Equity Income Fund

Global Emerging Markets Fund

Global Alpha Equity Fund

International Growth Equity Fund

International Equity Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Introduction	1

The Japan Fund	2

Asia Pacific ex Japan Fund	6

India Fund	9

Greater China Fund	12

Global Equity Income Fund	16

Global Emerging Markets Fund	19

Global Alpha Equity Fund	21

International Growth Equity Fund	24

International Equity Fund	27

Performance information	30

Fees and expenses summary	32

Additional information about investment strategies and risks	38

Management of the funds	46

Description of share classes	56

How to purchase, exchange and redeem shares	63

Investor services and programs	71

Other information	73

Financial highlights	77

Nomura Partners Funds, Inc.

Prospectus

June 29, 2009

Class A Shares

Class C Shares

Class I Shares

Class S Shares (The Japan Fund only)

This Prospectus contains important information about the investment objectives, strategies and risks of The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund (each a “Fund” and collectively, the “Funds”) that you should know before you invest in them. Please read it carefully and keep it with your investment records. Each Fund is a separate series of Nomura Partners Funds, Inc. (the “Corporation”).

The Corporation is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified goal. Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money, including your entire investment.

Introduction

The Corporation is a Maryland corporation incorporated in 1961 as The Japan Fund, Inc. Effective December 1, 2008, the Corporation changed its name to Nomura Partners Funds, Inc. Currently, the Corporation is comprised of nine series: The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund (each a “Fund” and collectively, the “Funds”).

Nomura Partners Funds	The World from Asia	:	1

The Japan Fund

INVESTMENT OBJECTIVE

The Japan Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR

AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) is the sub-advisor. NAM Tokyo is responsible for the day-to-day management of the Fund. Prior to November 1, 2008, The Japan Fund was managed by a different investment advisor and different sub-advisors.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan. Securities include common stocks, preferred stocks, convertible securities and warrants. NAM Tokyo will normally invest the Fund’s assets in common stocks. The Fund may also invest in Japanese Real Estate Investment Trusts (“J-REITs”) and Japanese Exchange Traded Funds (“ETFs”).

Japanese issuers are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located in Japan

50% or more of its assets are located in Japan

50% or more of its revenues are derived from Japan

NAM Tokyo considers a number of factors to determine whether an investment is tied economically to Japan, including: the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of Japan; whether the investment is exposed to the economic fortunes and risks of Japan; and the source of government guarantees (if any).

NAM Tokyo utilizes a “multi-manager” approach in managing the Fund’s investments. This multi-manager approach is implemented to provide broader Japanese investment opportunities through a combination of different investment styles.

Under this approach, the Fund’s investments are initially allocated to and among three experienced portfolio management teams who are responsible for the large cap value, large cap growth and small cap blend styles; decisions as to the allocation of assets to a particular style are made by a special committee. The Fund can invest in companies of all sizes.

Stock selection decisions for each style are made as described below.

Large Cap Value. The manager makes stock selection decisions through a combination of quantitative valuation screens and fundamental analysis. The large cap value sleeve will mainly invest in securities which appear under-valued in comparison with the issuer’s intrinsic value.

Large Cap Growth. The manager seeks out companies or industry sectors whose future earnings are expected to grow at an above-average rate, undertaking research and analysis on the current and future prospects of specific issuers and industries. Fundamental valuation criteria will also be considered in the decision-making process.

Small Cap Blend. The manager makes investment decisions utilizing a bottom-up approach to screen small capitalization issuers with the potential for future capital appreciation.

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Decisions as to the allocation of assets to a particular style are made by a special NAM Tokyo investment policy committee organized specifically for this multi-manager approach. The committee is comprised of the Fund’s investment team as well as selected NAM Tokyo economists and research analysts. The investment policy committee regularly reviews the style allocation taking into consideration the investment environment as well as risk analysis.

NAM Tokyo believes that a multi-manager approach, through diversified investment styles, may minimize the risk from any one investment style.

NAM Tokyo, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Tokyo’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. Because NAM Tokyo concentrates the Fund’s investments in Japan, the Fund’s performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Geographic Concentration. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments. Because NAM Tokyo concentrates the Fund’s investments in Japan, the Fund’s performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds.

Japan. Although many major Japanese firms have recovered and improved their profitability and international competitiveness, there are many small firms and family-operated businesses (including farmers) which have been protected by government regulations. However, now their survival is under threat by competition from larger domestic firms and imported products, particularly from emerging economies such as China. Since many workers are still working for small firms, the government may intensify its intervention and protectionism to protect them. Such actions may restrict the business opportunity of larger firms and the growth potential of the Japanese economy as a whole.

China has become Japan’s largest single trading partner, surpassing the United States. About 50% of Japan’s exports are shipped to Asia and about 40% of its imports are from Asia. Japan also imports large quantities of oil from the Middle East. Thus, geopolitical developments in Asia and the Middle East may significantly affect Japan’s economic prospects.

Natural disasters, such as earthquakes and typhoons, might have significant economic impacts on affected regions, at least temporarily.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

“Small Cap” Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

“Growth” Investing. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Nomura Partners Funds	The World from Asia	:	3

“Value” Investing. “Value” stocks may not increase in price or pay dividends, as anticipated by the Fund’s advisor, or their value may decline below the price paid by the Fund if other investors fail to recognize the company’s value, other investors favor investing in faster-growing companies or the factors that NAM Tokyo believes will increase the price do not occur.

Exchange Traded Funds. The Fund may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a stockholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

J-REIT Risk. The Fund may invest in J-REITs. Investing in J-REITs involves many of the same risks associated with direct ownership of real estate, including, but not limited to, possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by tenants and borrowers. In addition, many real estate companies, including J-REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk. J-REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

J-REITs are also subject to the risk of failing to satisfy certain requirements under Japanese tax regulations. Some of these requirements are very complex or difficult to interpret or apply, and if the relevant governmental agencies failed to interpret certain tax laws and regulations in a manner consistent with the J-REIT’s interpretation, the J-REIT would not be able to take advantage of the tax treatment available to qualifying J-REITs. In that case, the J-REIT would not be able to deduct distributions made on its units when computing its taxable income. Instead, it would have to pay distributions after its taxable income had been subject to Japanese corporate income tax at a rate of approximately 40%. A J-REIT’s failure to satisfy the complex series of regulations necessary to qualify for the special tax benefits available to qualifying J-REITs would reduce amounts available for distribution to unitholders of such J-REIT.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders (e.g., another Fund that is a series of the Corporation, institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s Statement of Additional Information (the “SAI”) under “Risks of Investment.”

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WHO SHOULD INVEST IN THE FUND?

The JAPAN FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Japanese companies

are willing to accept the risks of loss of capital and foreign investing in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	5

Asia Pacific ex Japan Fund

INVESTMENT OBJECTIVE

The Asia Pacific ex Japan Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR

AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Singapore Limited (“NAM Singapore”) is the sub-advisor. NAM Singapore is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of companies in the Asia Pacific region, excluding Japan. Equity securities include common stocks and related securities, such as preferred stock, convertible securities, depositary receipts and real estate investment trusts (“REITs”). Asia Pacific companies are broadly defined to include any company that meets one of the following tests:

its country of organization is, or its primary business office and/or the principal trading market of its stock are located in the Asia Pacific ex Japan region, which includes, but is not limited to, China, Hong Kong, Malaysia, South Korea, Taiwan, Singapore, Thailand, Indonesia, Australia, New Zealand, India, Pakistan, Philippines and Vietnam (“Asia Pacific ex Japan countries”)

50% or more of its assets are located in Asia Pacific ex Japan countries

50% or more of its revenues are derived from Asia Pacific ex Japan countries

The investment philosophy of NAM Singapore for the Fund is based on the belief that markets are not fully efficient and that active management based on fundamental research can add value, especially in a region where social, economic and political conditions are subject to rapid and dynamic change. Asian countries have different economic development cycles and therefore, NAM Singapore believes it is effective to have a team approach with a focus on country analysis.

NAM Singapore utilizes an investment approach that combines a top-down and bottom-up analysis with a bias towards bottom-up stock selection.

The following three steps comprise NAM Singapore’s bottom-up approach:

NAM Singapore quantitatively screens stocks by utilizing common valuation factors such as price-to-earnings ratio, price-to-book value ratio, price-to-cashflow ratio, etc.

NAM Singapore undertakes fundamental analysis which focuses on management quality, outlook, business plan, industry risk and other factors

Based on its quantitative valuation model and fundamental analysis, NAM Singapore evaluates and rates individual stocks

In evaluating investment opportunities in various countries and sectors, NAM Singapore will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

the condition and growth potential of the various economies, industry sectors and securities markets expected levels of inflation

government policies influencing business conditions

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currency and taxation factors

other financial, social and political factors

NAM Singapore then constructs the portfolio by combining the top-down and bottom-up analysis.

NAM Singapore, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

The Fund may invest in the Greater China Fund and the India Fund, which are also series of the Corporation, to the extent permitted by applicable law.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Singapore’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. Because NAM Singapore concentrates the Fund’s investments in Asia Pacific ex Japan countries, the Fund’s performance is expected to be closely tied to economic and political conditions within that region and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Limited Operating History. The Fund is a newly formed diversified Fund with a limited operating history and is designed for long-term investors and not as a trading vehicle.

Geographic Concentration. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments. Because the Fund concentrates its investments in equity securities of Asia

Pacific ex Japan companies, its performance is expected to be closely tied to social, political and economic conditions within the Asia Pacific region and to be more volatile than the performance of more geographically diversified funds.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including, but not limited to, possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean-up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by tenants and borrowers. REITs are also subject to the risk that they may fail to qualify for certain favorable tax treatments that may otherwise be available to REITs within their respective taxing jurisdictions. U.S. REITs are subject to the risk that they may fail to qualify for an exemption from

Nomura Partners Funds	The World from Asia	:	7

registration as an investment company under the Investment Company Act of 1940. A portion of dividends received by the Fund from REITs may qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

Fund of Funds Risk. An investment in the Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. The Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although as described further in “Management of the Funds – Investment Advisory Compensation,” the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders (e.g., another Fund that is a series of the Corporation, institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The ASIA PACIFIC ex JAPAN FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Asia Pacific ex Japan companies

are willing to accept the risks of loss of capital and foreign investing in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

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India Fund

INVESTMENT OBJECTIVE

The India Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR

AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Singapore Limited (“NAM Singapore”) is the sub-advisor. NAM Singapore is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Indian companies or instruments that have similar economic characteristics. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. A majority of the equity securities of Indian companies in which the Fund invests will be publicly-traded securities. Indian companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located in India

50% or more of its assets are located in India

50% or more of its revenues are derived from India

NAM Singapore’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value. The Fund’s investment performance is expected to be derived primarily from stock selection. NAM Singapore employs a proprietary quantitative valuation model which contains a wide universe of stocks. Quantitative analysis includes common measures such as earnings, book value, cashflow, etc.

NAM Singapore then undertakes fundamental analysis, including on-site company visits, and stock selection.

Major consideration points in NAM Singapore’s stock selection include:

Short-term earnings outlook

Medium- to long-term growth potential of industry and individual company

Company’s competitiveness within industry

Management quality and changes in business and financial strategies

Valuations

Potential risks

NAM Singapore’s fundamental analysis of industries and individual companies is a core element of the Fund’s investment process.

NAM Singapore strongly believes in a bottom-up approach supported by a high number of visits to Indian companies (including their suppliers and clients) by NAM Singapore.

In addition to its bottom-up stock selection process, top-down analysis enables NAM Singapore to look for industries expected to benefit from India’s economic expansion or those with major international competitiveness.

Nomura Partners Funds	The World from Asia	:	9

The Fund is classified as a non-diversified open-end investment company, which means that the Fund may invest a relatively higher percentage of its assets in a small number of issuers than it could if it were a diversified company. However, the Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), and thus intends to satisfy the diversification requirements of Subchapter M.

NAM Singapore, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Singapore’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. Because NAM Singapore concentrates the Fund’s investments in India, the Fund’s performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Limited Operating History. The Fund is a newly formed non-diversified Fund with a limited operating history and is designed for long-term investors and not as a trading vehicle.

Geographic Concentration. The Fund will invest primarily in securities issued by Indian companies. Indian securities markets are substantially smaller, less liquid and more volatile than securities markets in the United States. In addition, India has different corporate disclosure, governance and regulatory requirements than the United States. Because the Fund concentrates its investments in equity securities of Indian companies, its performance is expected to be closely tied to social, political and economic conditions within India and to be more volatile than the performance of more geographically diversified funds.

India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption within the Indian government have a significant effect on the economy and could adversely affect market conditions, deter economic growth and impact the profitability of private enterprises. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family controlled companies’ corporate governance standards may be weaker and less transparent, which increases the potential for loss to and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.

Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), which have escalated in the recent past, the results could destabilize the economy.

Foreign investment in the securities of issuers in India continues to be subject to some restrictions (including exchange control-related) though significant liberalization has been achieved in the recent past. Foreign Institutional Investors (“FIIs”), such as NAM Singapore, and their registered sub-accounts, are required to observe certain investment restrictions, including an account ownership ceiling of 5% (or 10%, based on the nature of registration) of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIs may not exceed 24% of the issued share capital of any one Indian company (subject to the company increasing the same up to the sectoral cap on Foreign Direct Investment applicable to it). There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders (e.g., another Fund that is a series of the Corporation, institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The INDIA FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Indian companies

are willing to accept the risks of loss of capital, foreign investing and non-diversification in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	11

Greater China Fund

INVESTMENT OBJECTIVE

The Greater China Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”) is the sub-advisor. NAM Hong Kong is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of Chinese companies or instruments that have similar economic characteristics. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Chinese companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located in the People’s Republic of China (“PRC”), the Hong Kong SAR (Special Administrative Region) and/or Taiwan

50% or more of its assets are located in the PRC, the Hong Kong SAR and/or Taiwan

50% or more of its revenues are derived from the PRC, the Hong Kong SAR and/or Taiwan

NAM Hong Kong’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value.

NAM Hong Kong utilizes a combination of top-down and bottom-up approaches with a bias toward stock selection.

The following three steps comprise NAM Hong Kong’s bottom-up approach:

NAM Hong Kong employs a proprietary quantitative valuation model which contains a wide universe of stocks. Quantitative analysis includes consideration of common measures such as price-to-earnings ratio, price-to-book value ratio, price-to-cashflow ratio, etc.

NAM Hong Kong undertakes fundamental analysis which focuses on management quality, outlook, business plan, industry risk and other factors

Based on its quantitative valuation model and fundamental analysis, NAM Hong Kong evaluates and rates individual stocks

In evaluating investment opportunities, NAM Hong Kong will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

the condition and growth potential of the various economies, industry sectors and securities markets expected levels of inflation

government policies influencing business conditions

currency and taxation factors

other financial, social and political factors

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NAM Hong Kong strongly believes in a bottom-up approach supported by a high number of visits to Chinese companies (including their suppliers and clients).

The Fund is classified as a non-diversified open-end investment company, which means that the Fund may invest a relatively higher percentage of its assets in a small number of issuers than it could if it were a diversified company. However, the Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), and thus intends to satisfy the diversification requirements of Subchapter M.

NAM Hong Kong, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Hong Kong’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. Because NAM Hong Kong concentrates the Fund’s investments in China, the Fund’s performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Limited Operating History. The Fund is a newly formed non-diversified Fund with a limited operating history and is designed for long-term investors and not as a trading vehicle.

Geographic Concentration. The risk of investing mostly in one country or geographic region. The Fund will invest primarily in securities issued by Chinese companies. Because the Fund concentrates its investments in equity securities of Chinese companies, its performance is expected to be closely tied to social, political and economic conditions within the China region and to be more volatile than the performance of more geographically diversified funds.

China. The Chinese government has been reforming economic and market practices and providing a larger sphere for private ownership of property for over 25 years. While these reforms are currently contributing to growth and prosperity, they could be altered or discontinued at any time. Military conflicts, in response to either internal social unrest or conflicts with other countries, could disrupt economic development. China’s long-running conflict over Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula. Should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on the country’s management of its currency, as well as on some export dependent sectors.

Hong Kong. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. If China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and refrain from exerting a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself. In addition, the Hong Kong dollar trades within a fixed rate band in relation to (or is “pegged” to) the U.S. dollar, currently HK$7.75 – $7.85 to US$1.00. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.

Nomura Partners Funds	The World from Asia	:	13

Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. The continuing hostility between China and Taiwan may have an adverse impact on the values of investments in either China or Taiwan, or make investment in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of investments in both countries and the region.

Taiwan’s growth has to a significant degree been export-driven. While the percentage of Taiwan’s exports purchased by the United States has been declining recently, the United States has remained a key export market. Accordingly, Taiwan is affected by changes in the economies of the United States and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines in the future, the burden of future growth will increasingly be placed on domestic demand.

The island of Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. In recent years, over half of Taiwan’s crude oil has been supplied by Kuwait and Saudi Arabia. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Non-Diversification Risk. Because the Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

Large Shareholder Risk. To the extent that shares of the Fund are held by large shareholders (e.g., another Fund that is a series of the Corporation, institutional investors or asset allocation funds), the Fund is subject to the risk that these shareholders will reallocate or rebalance their investments. These transactions will affect the Fund, since it may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. These transactions could adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on

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these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The GREATER CHINA FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to Chinese companies

are willing to accept the risks of foreign investing, loss of capital and non-diversification in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	15

Global Equity Income Fund

INVESTMENT OBJECTIVE

The Global Equity Income Fund’s investment objective is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) is the sub-advisor. The execution of portfolio transactions will be made by affiliated advisors (including NAM USA, Nomura Asset Management U.K. Limited (“NAM UK”), and Nomura Asset Management Singapore Limited (“NAM Singapore”)) in the geographical region in which the securities are to be traded.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. The Fund seeks to focus on income-producing equity securities, such as common and preferred dividend-paying stocks and real estate investment trusts (“REITs”). The Fund may invest in other types of securities and invests in U.S. and non-U.S. issuers.

NAM Tokyo’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value. NAM Tokyo seeks above average market returns by investing in companies that generate cash and produce attractive levels of dividend income, and which are, in the opinion of NAM Tokyo, undervalued or inexpensive relative to other similar investments.

NAM Tokyo aims to deliver above average market returns in the mid to long term by capturing income and capital gains. NAM Tokyo conducts quantitative screening of liquid stocks around the world, focusing on dividend yield, profitability, and past track record in increasing dividends. Then, NAM Tokyo considers qualitative factors such as risk of dividend reduction, industry competitiveness, and sustainability of revenue growth. NAM Tokyo considers sector and regional diversification in constructing the portfolio. NAM Tokyo believes a disciplined stock selection process allows it to find value amongst companies of all sizes.

Under normal market conditions, the Fund will invest significantly (at least 40% – unless market conditions are not deemed favorable by NAM Tokyo, in which case the Fund would invest at least 30%) in non-U.S. companies. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

The Fund may invest in companies domiciled in any country that NAM Tokyo believes to be appropriate to the Fund’s objective, including emerging market countries. The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. The Fund has no specific capitalization range for companies in which it will invest. The capitalization range for companies will vary over time depending on NAM Tokyo’s ongoing assessment of market opportunities for the Fund.

NAM Tokyo, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its

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investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM Tokyo’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Limited Operating History. The Fund is a newly formed diversified Fund with a limited operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

REIT Risk. The Fund may invest in REITs. Investing in REITs involves many of the same risks associated with direct ownership of real estate, including, but not limited to, possible declines in the value of real estate; risks related to economic conditions; possible shortage of mortgage funds; overbuilding and extended vacancies; increased competition; changes in property taxes, operating expenses or zoning laws; costs of environmental clean up, or damages from natural disasters; limitations or fluctuations in rent payments; cash flow fluctuations; and defaults by tenants and borrowers. REITs are also subject to the risk that they may fail to qualify for certain favorable tax treatments that may otherwise be available to REITs within their respective taxing jurisdictions. U.S. REITs are subject to the risk that they may fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940. A portion of dividends received by the Fund from REITs may qualify for federal income tax purposes as qualified dividend income when distributed by the Fund. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

Inflation Risk. The value of assets or income from the Fund’s investments may be worth less in the future if inflation decreases the value of money.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

Nomura Partners Funds	The World from Asia	:	17

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The GLOBAL EQUITY INCOME FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

seek dividend income

seek to grow your capital over the long-term

are looking for exposure to global markets

are willing to accept higher risks, including loss of capital, in exchange for the potential for long-term growth

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Global Emerging Markets Fund

INVESTMENT OBJECTIVE

The Global Emerging Markets Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Martin Currie Inc. (“Martin Currie”) is the sub-advisor. Martin Currie is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor’s® (“S&P®”), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets.

The Fund will invest primarily in common stocks, and Fund investment performance will be derived primarily from stock selection. Martin Currie intends to allocate investments across countries; the allocations will take into consideration the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. To identify and select investments for the Fund, Martin Currie employs fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions.

Martin Currie believes that change is the central dynamic behind stock price movements. This includes change at a company level, in areas such as management, product strategy and acquisitions; and change at a macro level, concentrating on the outlook for economies, stock markets and sectors.

Martin Currie believes that its investment process enables it to identify, evaluate and exploit change at an early stage in the Fund’s portfolio:

1. Identifying change – Martin Currie is looking for processes of change that are material to share prices. Martin Currie’s Global Emerging Markets team identifies new ideas through in-house research, regular meetings with companies and industry contacts, using the best external research available, and screening stocks through the Dynamic Stock Matrix, Martin Currie’s proprietary numerical framework.

2. Evaluating change – Any stock idea is subject to rigorous bottom-up analysis using an analytical framework based on the four pillars of quality, value, growth and change, the proven long-term drivers of share price outperformance.

3. Exploiting change – Working with the Martin Currie risk management team to optimize the risk/return profile of the portfolio, Martin Currie constructs and manages a portfolio of around 50-70 positions. Although the portfolio is constructed from the bottom-up, a top-down overlay is employed to provide a framework for portfolio construction and to support the management of risk.

The underlying focus is on exploiting change, and the style is best characterized as growth at a reasonable price.

Martin Currie, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund’s portfolio turnover rate may be 100% or more.

The Fund may invest in companies domiciled in any country that Martin Currie believes to be appropriate to the Fund’s objective. The Fund will allocate its

Nomura Partners Funds	The World from Asia	:	19

assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. The Fund has no specific capitalization range for companies in which it will invest. The capitalization range for companies will vary over time depending on Martin Currie’s ongoing assessment of market opportunities for the Fund.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Limited Operating History. The Fund is a newly formed diversified Fund with a limited operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Market Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The GLOBAL EMERGING MARKETS FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to global emerging markets

are willing to accept the risks of foreign investing, investing in emerging markets and loss of capital in order to seek potentially higher capital appreciation are not looking for a significant amount of current income

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Global Alpha Equity Fund

INVESTMENT OBJECTIVE

The Global Alpha Equity Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Martin Currie Inc. (“Martin Currie”) is the sub-advisor. Martin Currie is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of U.S. and non-U.S. companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts.

Martin Currie believes that change is the central dynamic behind stock price movements. This includes change at a company level, in areas such as management, product strategy and acquisitions; and change at a macro level, concentrating on the outlook for economies, stock markets and sectors.

Martin Currie believes that its investment process enables it to identify, evaluate and exploit change at an early stage in the Fund’s portfolio:

1. Identifying change – New ideas are identified through proprietary research, regular meetings with companies and industry contacts, using the best external research available, and by screening stocks through the Dynamic Stock Matrix, Martin Currie’s numerical framework. At all times the investment manager is looking for processes of change that are material to share prices.

2. Evaluating change – All ideas are subjected to rigorous fundamental analysis using an analytical framework based on the four pillars of quality, value, growth and change, the proven long-term drivers of share price outperformance.

3. Exploiting change – Martin Currie evaluates competing stock ideas on a global basis. Working with the Martin Currie risk management team, the Global Alpha Equity team constructs and manages a high conviction portfolio of the best 30-45 stock ideas globally. The risk management process actively manages cross-stock correlations and seeks to minimize macro factor sensitivity.

The underlying focus is on exploiting change, and the style is best characterized as growth at a reasonable price.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based on an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly by Martin Currie based upon its strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated by Martin Currie to teams of managers who have experience with respect to a particular geographic region or sector.

The Fund generally sells a stock when in Martin Currie’s opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, it fails to meet operating/financial targets or its revenue growth has slowed. The Fund may sell a security if Martin Currie is unable to maintain

Nomura Partners Funds	The World from Asia	:	21

open communication with management or if there is a change in business strategy or outlook. The Fund also may sell a stock if Martin Currie believes that negative country or regional factors may affect the company’s outlook, if Martin Currie believes that a superior investment opportunity has arisen or to meet cash requirements. Martin Currie anticipates that the Fund will continue to hold securities of companies that grow or expand so long as Martin Currie believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

Under normal market conditions, the Fund will invest significantly (at least 40% – unless market conditions are not deemed favorable by Martin Currie, in which case the Fund would invest at least 30%) in non-U.S. companies. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

The Fund may invest in companies domiciled in any country that Martin Currie believes to be appropriate to the Fund’s objective, including emerging market countries. The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. The Fund has no specific capitalization range for companies in which it will invest. The capitalization range for companies will vary over time depending on Martin Currie’s ongoing assessment of market opportunities for the Fund.

Martin Currie, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. Martin Currie’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Limited Operating History. The Fund is a newly formed diversified Fund with a limited operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Concentration Risk. Because the Fund may invest a higher percentage of its assets in a relatively small number of issuers, generally expected to be between 30-45 issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a more broadly diversified fund.

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Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The GLOBAL ALPHA EQUITY FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to international markets

are willing to accept the risks of investing in a relatively small number of issuers are willing to accept the risks of foreign investing, investing in emerging markets and loss of capital, in order to seek potentially higher capital appreciation are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	23

International Growth Equity Fund

INVESTMENT OBJECTIVE

The International Growth Equity Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and McKinley Capital Management, LLC (“McKinley Capital”) is the sub-advisor. McKinley Capital is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of equity securities of non-U.S. companies. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

McKinley Capital employs a quantitatively driven investment process with a qualitative overlay that is actively applied by the firm’s portfolio management team. Using this process, and employing a multi-factor bottom-up stock selection program, the sub-advisor seeks to identify undervalued securities.

The Fund’s portfolio is managed against the MSCI EAFE Growth Index, which is comprised of securities from developed countries in Europe, Australia, Asia and the Far East. McKinley Capital’s process is designed to exploit market inefficiencies and achieve excess market return over time for Fund shareholders by addressing and quantifying factors such as imperfect information dissemination, corporate management problems, liquidity, trading issues, declining or improving momentum, and upside and downside earnings growth potential. The firm believes that its proprietary process generally leads to excess alpha (risk-adjusted return relative to the benchmark) which, over time, will benefit shareholders without increasing market risk exposure.

Because of McKinley Capital’s proprietary quantitative investment approach, the MSCI EAFE Growth Index is incorporated as a guideline. McKinley Capital may invest in all developed countries and may include both growth and value equity stocks in the 80% of the portfolio dedicated to equity investing. However, as McKinley Capital specializes in global growth asset management, the emphasis will generally be on growth oriented positions.

McKinley Capital may invest in a selection of small-, medium- and large-capitalization securities across many industries and product lines in all developed countries. Generally, the smaller capitalization securities present additional liquidity and associated risk constraints and volatility. Individual securities generally will have a minimum market capitalization of $100 million at time of purchase. McKinley Capital exercises a strong commitment to its discipline and will sell long positions (with certain exceptions) whenever the process indicates that the positions no longer fit the McKinley Capital investment discipline.

The Fund may invest in companies domiciled in any country that McKinley Capital believes to be appropriate to the Fund’s objective. The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a

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substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

This universe of eligible portfolio securities is actively monitored and managed by McKinley Capital’s portfolio management team. Investments are only included in Fund holdings if agreed to by portfolio manager consensus.

McKinley Capital, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective. It is not unusual for the Fund to exceed 100% annual turnover. In addition, because this is a new fund, turnover may appear overly excessive in the early years of management.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. McKinley Capital’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Limited Operating History. The Fund is a newly formed diversified Fund with a limited operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

“Growth” Investing. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

“Value” Investing. “Value” stocks may not increase in price or pay dividends, as anticipated by the Fund’s advisor, or their value may decline below the price paid by the Fund if other investors fail to recognize the company’s value, other investors favor investing in faster-growing companies or the factors that McKinley Capital believes will increase the price do not occur.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Suitability Risks. The Fund’s share price will fluctuate as a result of the changes in the market values of the securities it owns. All securities are subject to market, economic and business risks that cause prices to fluctuate. All equities are sensitive to market movements, and price fluctuations may not be 100% related to the fundamental characteristics of the companies issuing securities. The Fund is revalued daily and net asset value will fluctuate. There is always a risk that a shareholder may lose the entire amount invested in the Fund. Certain investments and concentration in any one country, industry, sector or type of security may not be suitable for some shareholders. A shareholder may wish to redeem shares when the net asset value of the Fund has declined, thus the shareholder may receive less than the original purchase price. There is no guarantee that the Fund will outperform the market or its benchmark at any given time, during any specified period or over time.

This Fund uses a specialized investment strategy that should be carefully considered in light of the individual investor’s risk tolerance, goals and objectives. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of share price fluctuations. Concentration of assets in this single Fund may not be suitable for all investors and by itself, the Fund should not comprise the investor’s entire investment plan.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the

Nomura Partners Funds	The World from Asia	:	25

Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The INTERNATIONAL GROWTH EQUITY FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to developed international markets emphasizing growth investments are willing to accept the risks of foreign investing in order to seek potentially higher long-term capital growth are not looking for a significant amount of current income

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International Equity Fund

INVESTMENT OBJECTIVE

The International Equity Fund’s investment objective is to achieve long-term capital growth.

INVESTMENT ADVISOR

AND SUB-ADVISOR

Nomura Asset Management U.S.A. Inc. (“NAM USA”) is the Fund’s investment advisor, and Nomura Asset Management U.K. Limited (“NAM UK”) is the sub-advisor. NAM UK is responsible for the day-to-day management of the Fund.

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of non-U.S. companies, either directly or through other Funds. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the United States

50% or more of its assets are located in a country other than the United States

50% or more of its revenues are derived from outside of the United States

NAM UK’s investment philosophy for the Fund is founded on the belief that capital markets are not fully efficient and that active management based on fundamental research can add value.

In the pursuit of attractive returns across a wide variety of exciting investment opportunities NAM UK seeks to add value principally through two sources: allocation and stock selection.

Allocation is the choice between geographical regions, and between developed and emerging markets. NAM UK will make choices about the relative attractions of the major international developed markets (in Europe and Asia) and, at times, will also seek exposure to the emerging markets of Europe, the Middle East and Africa (EMEA), Asia and Latin America. These determinations will be made by the portfolio managers in consultation with members of senior management of NAM UK’s advisory affiliates around the world.

The Fund may invest in companies domiciled in any country that NAM UK believes to be appropriate to the Fund’s objective. The Fund will allocate its assets among various regions and countries, which may include the United States (but in no less than three different countries). The Fund also may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. The Fund does not limit its investments to companies of any particular industry or size and may invest a significant portion of its assets in smaller and less seasoned issuers.

In pursuing the Fund’s objectives NAM UK may, but is not required to, use a range of derivative investment techniques to hedge various market risks (such as interest rates, currency exchange rates, and broad or special equity or fixed-income market movements). The Fund also may invest in fixed income securities, including convertible bonds.

Decisions on these structural elements will be influenced primarily by a top-down analysis of global economic trends and an interpretation of what this means for conditions in capital markets.

Nomura Partners Funds	The World from Asia	:	27

Stock Selection is the second area where NAM UK will seek to add value. The portfolio will be broadly diversified within each region or market. Decisions will be driven by a bottom-up approach, where the manager’s views are the result of detailed fundamental research.

When investing in Japan and Asia, NAM UK will make use of other Funds which form part of the Corporation’s structure, including, but not limited to, The Japan Fund and the Asia Pacific ex Japan Fund, to the extent permitted by applicable law. In other geographic areas, NAM UK expects to invest directly.

In performing the top-down and bottom-up processes described above, NAM UK will take full advantage of the global resources of the Nomura Asset Management group and its advisory subsidiaries, using the knowledge of local specialists located in Europe, Japan and other parts of Asia. These local resources in all important financial centers are a key source of Nomura’s competitive advantage.

NAM UK, on behalf of the Fund, may engage in active and frequent trading in seeking to achieve the Fund’s investment objective.

Principal Risks of Investing in the Fund

The Fund cannot guarantee that it will achieve its investment objective. Many factors affect the Fund’s performance. The Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. NAM UK’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money. The principal risks that could adversely affect the Fund’s performance include:

Limited Operating History. The Fund is a newly formed diversified Fund with a limited operating history and is designed for long-term investors and not as a trading vehicle.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risks arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Smaller and Less Seasoned Companies Risk. The Fund may invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies; their securities may trade less frequently and in more limited volume than those of larger, more mature companies; and the prices of their securities may tend to be more volatile than those of larger, more established companies.

Fund of Funds Risk. An investment in the Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. The Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although as described further in “Management of the Funds – Investment Advisory Compensation,” the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Market and Exchange Trading Risk. Foreign markets may differ widely in trading capabilities and some may have difficulty with executing large volume trading or maintaining liquid markets at any given time. Factors such as Fund expenses, imperfect correlation between country or region markets, share price rounding, regulatory policies, and the ability to extend capital, may affect the Fund’s ability to trade across markets. Expenses such as taxes, custody and management fees and other operational costs and related fees may negatively affect overall profitability of the Fund. In addition, brokerage and transaction costs are generally higher for foreign securities trading than for investment in the U.S. market.

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Frequent Trading Risk. The Fund may engage in active and frequent trading to achieve its investment objective. Frequent buying and selling of investments involves higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short term capital gains and the Fund, therefore, may not be a tax-efficient investment. When distributed to shareholders, such gains will be taxable at ordinary income tax rates and the payment of taxes on these gains could adversely affect your after-tax return on your investment in the Fund. The Fund’s portfolio turnover rate may be 100% or more.

More information about the risks of investing in the Fund is provided below under “Additional Information About Investment Strategies and Risks” and in the Corporation’s SAI under “Risks of Investment.”

WHO SHOULD INVEST IN THE FUND?

The INTERNATIONAL EQUITY FUND may be an appropriate investment for you if you:

want a professionally managed portfolio

are looking for exposure to developed and emerging international markets are willing to accept the risks of investing in foreign including emerging markets in order to seek potentially higher capital appreciation are not looking for a significant amount of current income

Nomura Partners Funds	The World from Asia	:	29

Performance information

For the periods included in the bar chart:

Best Quarter: 30.23%, 09/30/03

Worst Quarter: -19.86%, 09/30/01

The year-to-date return as of March 31, 2009 was -18.68%*

*	Not annualized.

The Japan Fund

The bar chart below shows how the returns for The Japan Fund’s Class S shares have varied from year to year, which may give some idea of risk. NAM USA and NAM Tokyo became the Fund’s investment advisor and sub-advisor, respectively, effective November 1, 2008. Prior to that date, the Fund was advised by two different investment advisors (one from October 7, 2002 until 2008 and the other prior to October 7, 2002), and the Fund was operated under certain different investment strategies. Accordingly, the Fund’s historical performance does not represent its current investment strategies. Past performance is not an indication of future results.

Class S Annual Total Returns (%) as of December 31 each year

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The table below shows the risks of investing in the Class S shares of the Fund by showing how Fund performance compares with a broad-based market index (which, unlike the Fund, does not have any fees, taxes or expenses). The performance of both the Fund and the index vary over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates). The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Because the Class A, Class C and Class I shares of The Japan Fund had just commenced operations as of late December, 2008, performance information is not provided for those classes. Past performance (before and after taxes) is not an indication of future results.

Class S Average Annual Total Returns (%) as of December 31, 2008

	1 Year	5 Years	10 Years

Return before Taxes	-31.13	-2.07	3.30

Return after Taxes on Distributions	-31.20	-2.17	2.27

Return after Taxes on Distributions and Sale of Fund Shares	-20.24	-1.80	2.43

Index (reflects no deductions for fees, expenses or taxes)	-25.90	0.65	1.06

Index: The Tokyo Stock Price Index (“TOPIX”) is an unmanaged capitalization-weighted index (adjusted in U.S. Dollars) of the largest and better established stocks traded on the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax. Investors cannot invest directly in an index.

The Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund

As of the date of this Prospectus, none of the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund have completed a full calendar year of investment operations. When each Fund has completed a full calendar year of operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for each such Fund.

Nomura Partners Funds	The World from Asia	:	31

Fees and expenses summary

Each Fund offers Class A, Class C and Class I shares. The Japan Fund also offers Class S shares, which generally are not available for purchase but are available for purchase by Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders. Although your money will be invested the same way no matter which Class of shares you buy, there are differences among the fees and expenses associated with each Class. For more information about which share class may be right for you, see “Description of Share Classes.” The following tables show the different fees and expenses that you may pay if you buy and hold the different Classes of shares of the Funds. Please note that the following information does not include fees that intermediaries may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a)

	Class A		Class C		Class I	Class S(b)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the Offering Price)	5.75	%(c)	None		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the Offering Price)	None	(d)	1.00	%(e)	None	None

Redemption Fee(f) (as a percentage of amount redeemed)	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses (expenses that are paid from Fund assets)

As a percentage of average net assets

The Japan Fund

	Class A	Class C	Class I	Class S(b)

Management Fees(g)	0.60%	0.60%	0.60%	0.58%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.04	%(h)

Other Expenses(i)	1.59%	1.57%	1.42%	1.07%

Total Operating Expenses	2.44%	3.17%	2.02%	1.69%

Fee Waiver and Expense Reimbursement(j)(k)	(0.59)%	(0.57)%	(0.42)%	(0.16)%

Net Operating Expenses	1.85%	2.60%	1.60%	1.53%

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Asia Pacific ex Japan Fund

	Class A	Class C	Class I

Management Fees(g)	1.10%	1.10%	1.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	4.71%	4.79%	4.51%

Acquired Fund Fees and Expenses (estimated indirect expenses of underlying funds)(l)	None	None	None

Total Operating Expenses(m)	6.06%	6.89%	5.61%

Fee Waiver and Expense Reimbursement(k)	(4.21)%	(4.29)%	(4.01)%

Net Operating Expenses	1.85%	2.60%	1.60%

India Fund

	Class A	Class C	Class I

Management Fees(g)	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	5.66%	5.87%	5.41%

Total Operating Expenses	7.11%	8.07%	6.61%

Fee Waiver and Expense Reimbursement(k)	(5.16)%	(5.37)%	(4.91)%

Net Operating Expenses	1.95%	2.70%	1.70%

Greater China Fund

	Class A	Class C	Class I

Management Fees(g)	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	5.81%	6.02%	5.56%

Total Operating Expenses	7.26%	8.22%	6.76%

Fee Waiver and Expense Reimbursement(k)	(5.31)%	(5.52)%	(5.06)%

Net Operating Expenses	1.95%	2.70%	1.70%

Global Equity Income Fund

	Class A	Class C	Class I

Management Fees(g)	0.90%	0.90%	0.90%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	5.42%	5.59%	5.19%

Total Operating Expenses	6.57%	7.49%	6.09%

Fee Waiver and Expense Reimbursement(k)	(4.82)%	(4.99)%	(4.59)%

Net Operating Expenses	1.75%	2.50%	1.50%

Nomura Partners Funds	The World from Asia	:	33

Global Emerging Markets Fund

	Class A	Class C	Class I

Management Fees(g)	1.20%	1.20%	1.20%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	4.50%	4.58%	4.31%

Total Operating Expenses	5.95%	6.78%	5.51%

Fee Waiver and Expense Reimbursement(k)	(4.00)%	(4.08)%	(3.81)%

Net Operating Expenses	1.95%	2.70%	1.70%

Global Alpha Equity Fund

	Class A	Class C	Class I

Management Fees(g)	1.10%	1.10%	1.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	3.20%	3.21%	3.03%

Total Operating Expenses	4.55%	5.31%	4.13%

Fee Waiver and Expense Reimbursement(k)	(2.70)%	(2.71)%	(2.53)%

Net Operating Expenses	1.85%	2.60%	1.60%

International Growth Equity Fund

	Class A	Class C	Class I

Management Fees(g)	1.05%	1.05%	1.05%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	3.82%	3.82%	3.64%

Total Operating Expenses	5.12%	5.87%	4.69%

Fee Waiver and Expense Reimbursement(k)	(3.37)%	(3.37)%	(3.19)%

Net Operating Expenses	1.75%	2.50%	1.50%

International Equity Fund

	Class A	Class C	Class I

Management Fees(g)	0.85%	0.85%	0.85%

Distribution and Service (12b-1) Fees	0.25%	1.00%	None

Other Expenses(i)	5.14%	5.32%	4.91%

Acquired Fund Fees and Expenses (estimated indirect expenses of underlying funds)(l)	0.60%	0.60%	0.60%

Total Operating Expenses(m)	6.84%	7.77%	6.36%

Fee Waiver and Expense Reimbursement(k)	(5.09)%	(5.27)%	(4.86)%

Net Operating Expenses	1.75%	2.50%	1.50%

(a)	Investors may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent.

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(footnotes continued from previous page)

(b)

Only The Japan Fund issues Class S shares. Class S shares of The Japan Fund are generally not available for purchase but are available for purchase by Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

(c)

The sales charge declines with certain increases in the amount invested. An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A purchase meets certain requirements.

(d)	You may pay a contingent deferred sales charge (“CDSC”) of 1% if you purchase $1 million or more and you redeem within one year.

(e)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.

(f)

Shares of Funds redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee. See “How to Purchase, Exchange and Redeem Shares – Policies You Should Know About – Frequent Purchases and Redemptions of Fund Shares.”

(g)	Management fees decrease on a breakpoint schedule as assets increase. Please see “Management of the Funds” for the breakpoints for the management fees.

(h)

The Japan Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class S shares that allows the Fund to use up to 0.25% of the average daily net assets of the Class S shares to pay distribution and other fees in connection with the sale of its shares. However, such fees were limited by the Board of Directors to payments at an annual rate up to 0.15% of the average daily net assets of the Fund. Effective January 1, 2009, the Board of Directors has removed this limit. See “Distribution and Service Fees.”

(i)	Other Expenses include certain expenses payable by the Funds for other management functions, including the Office of the Chief Executive Officer of the Corporation, as well as printing costs, registration fees, legal and audit fees, custodial, fund accounting, administration and transfer agency fees, shareholder servicing fees, costs associated with the Directors and certain other miscellaneous expenses. Other Expenses for the Global Emerging Markets Fund include acquired fund fees and expenses, which are estimated to be less than 0.01% of the average net assets of the Fund. Other Expenses for each class of each Fund, other than the Class S share class of The Japan Fund, have been estimated based on estimated asset levels and expenses for the current fiscal year. Other expenses include offering and organizational costs for all classes, with the exception of the Class S share class of The Japan Fund.

(j)	NAM USA has contractually agreed to reduce its advisory fee for The Japan Fund by 0.10% until November 1, 2010.

(k)

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund, to 1.60% for the Asia Pacific ex Japan Fund, to 1.70% for the India Fund, to 1.70% for the Greater China Fund, to 1.50% for the Global Equity Income Fund, to 1.70% for the Global Emerging Markets Fund, to 1.60% for the Global Alpha Equity Fund, to 1.50% for the International Growth Equity Fund, and to 1.50% for the International Equity Fund, in each case, as a percentage of average daily net assets allocated to each such class of shares, until December 31, 2010. The Funds may have to repay some of these waivers and reimbursements to NAM USA within a three-year period.

(l)

Acquired Fund Fees and Expenses include the Fund’s share of the fees and expenses of any other fund in which the Fund invested. For the Asia Pacific ex Japan Fund, these fees and expenses were estimated to be less than 0.01% of the average net assets of the Fund.

(m)	Operating Expenses do not correlate directly to the expense ratios reported in the Financial Highlights tables which do not include acquired fund fees and expenses.

Example of Expenses

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples are hypothetical; your actual costs and returns may be higher or lower. The examples assume that:

you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods your investment has a 5% return each year and dividends and other distributions are reinvested each Fund’s operating expenses will remain the same and reflect contractual waivers and reimbursements for applicable periods

Nomura Partners Funds	The World from Asia	:	35

Based upon these assumptions:

	If you sell your shares your costs would be:				If you don’t sell your shares, your costs would be:

The Japan Fund

	1-Year	3-Year*+	5-Year*+	10-Year*+	1-Year	3-Year*+	5-Year*+	10-Year*+

Class A	$752	$1,116	$1,496	$2,559	$752	$1,116	$1,496	$2,559

Class C	$263	$797	$1,348	$2,851	$263	$797	$1,348	$2,851

Class I	$163	$478	$788	$1,669	$163	$478	$788	$1,669

Class S	$156	$503	$873	$1,920	$156	$503	$873	$1,920

Asia Pacific ex Japan Fund

	1-Year	3-Year+	5-Year+	10-Year+	1-Year	3-Year+	5-Year+	10-Year+

Class A	$752	$1,405	$2,350	$4,739	$752	$1,405	$2,350	$4,739

Class C	$263	$1,108	$2,251	$5,061	$263	$1,108	$2,251	$5,061

Class I	$163	$785	$1,703	$4,062	$163	$785	$1,703	$4,062

India Fund

	1-Year	3-Year+	5-Year+	10-Year+	1-Year	3-Year+	5-Year+	10-Year+

Class A	$762	$1,485	$2,541	$5,153	$762	$1,485	$2,541	$5,153

Class C	$273	$1,204	$2,484	$5,543	$273	$1,204	$2,484	$5,543

Class I	$173	$866	$1,897	$4,492	$173	$866	$1,897	$4,492

Greater China Fund

	1-Year	3-Year+	5-Year+	10-Year+	1-Year	3-Year+	5-Year+	10-Year+

Class A	$762	$1,499	$2,582	$5,246	$762	$1,499	$2,582	$5,246

Class C	$273	$1,219	$2,525	$5,631	$273	$1,219	$2,525	$5,631

Class I	$173	$881	$1,941	$4,593	$173	$881	$1,941	$4,593

Global Equity Income Fund

	1-Year	3-Year+	5-Year+	10-Year+	1-Year	3-Year+	5-Year+	10-Year+

Class A	$743	$1,406	$2,387	$4,851	$743	$1,406	$2,387	$4,851

Class C	$253	$1,118	$2,315	$5,227	$253	$1,118	$2,315	$5,227

Class I	$153	$782	$1,733	$4,158	$153	$782	$1,733	$4,158

Global Emerging Markets Fund

	1-Year	3-Year+	5-Year+	10-Year+	1-Year	3-Year+	5-Year+	10-Year+

Class A	$762	$1,416	$2,346	$4,703	$762	$1,416	$2,346	$4,703

Class C	$273	$1,119	$2,246	$5,021	$273	$1,119	$2,246	$5,021

Class I	$173	$798	$1,701	$4,026	$173	$798	$1,701	$4,026

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	If you sell your shares your costs would be:				If you don’t sell your shares, your costs would be:

Global Alpha Equity Fund

	1-Year	3-Year+	5-Year+	10-Year+	1-Year	3-Year+	5-Year+	10-Year+

Class A	$752	$1,297	$2,036	$3,976	$752	$1,297	$2,036	$3,976

Class C	$263	$989	$1,912	$4,272	$263	$989	$1,912	$4,272

Class I	$163	$672	$1,373	$3,241	$163	$672	$1,373	$3,241

International Growth Equity Fund

	1-Year	3-Year+	5-Year+	10-Year+	1-Year	3-Year+	5-Year+	10-Year+

Class A	$743	$1,430	$2,457	$5,012	$743	$1,430	$2,457	$5,012

Class C	$253	$1,126	$2,338	$5,278	$253	$1,126	$2,338	$5,278

Class I	$153	$814	$1,825	$4,380	$153	$814	$1,825	$4,380

International Equity Fund

	1-Year	3-Year+	5-Year+	10-Year+	1-Year	3-Year+	5-Year+	10-Year+

Class A	$743	$1,432	$2,462	$5,024	$743	$1,432	$2,462	$5,024

Class C	$253	$1,145	$2,392	$5,394	$253	$1,145	$2,392	$5,394

Class I	$153	$811	$1,816	$4,359	$153	$811	$1,816	$4,359

*	The expense examples above assume that NAM USA’s agreement to waive a portion of its advisory fees expires on November 1, 2010.

+	The expense examples above assume that NAM USA’s agreement to waive fees or reimburse expenses expires on December 31, 2010.

Nomura Partners Funds	The World from Asia	:	37

Additional information about investment strategies and risks

Information about each Fund’s principal investments, investments strategies and principal risks appears in the individual Fund disclosure at the beginning of the Prospectus. The information below describes other investment strategies and risks pertinent to each of the Funds.

Investment Strategies

All Funds:

Temporary Defensive Investments. As a temporary measure for defensive purposes, each Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or may hold cash. A Fund may make these investments or increase its investment in these securities when the applicable sub-advisor is unable to find enough attractive long-term investments, to reduce exposure to such Fund’s primary investments when the sub-advisor believes it is advisable to do so, or to meet anticipated levels of redemption. Each Fund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns. Temporary defensive investments may limit a Fund’s ability to meet its investment objective.

Derivatives. The Funds may use derivatives including forwards, options, indexed securities, swaps, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poors Composite Price 500 Index. To the extent a Fund purchases derivatives, they will typically be used for hedging purposes; however, the Global Equity Income Fund and the International Growth Equity Fund may enter into derivatives contracts for non-hedging purposes to enhance potential gain.

Investment Risks

All Funds:

The Funds cannot guarantee that they will achieve their respective investment objective. Many factors affect the Funds’ performance. Each Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Common Stock Risk. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in

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production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The Funds may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a sub-advisor’s assessment of the prospects for a company’s earnings growth is wrong, or if the sub-advisor’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that such sub-advisor has placed on it.

Companies whose stock the sub-advisors believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a sub-advisor’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the sub-advisor has placed on it.

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices, especially in foreign markets, can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, “large cap” stocks can react differently from “small cap” stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Selection Risk. Selection risk is the risk that the securities that a Fund’s sub-advisor selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If a Fund’s sub-advisor’s expectations regarding particular stocks are not met, a Fund may not achieve its investment objective.

Geographic Concentration. Certain of the Funds, such as The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund and the Greater China Fund, will invest primarily in securities of issuers located in a single country or a limited number of countries; however, each of the Funds may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Foreign Investments. Foreign investments involve special risks, including:

Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

Limited legal recourse: Legal remedies for investors in foreign companies may be more limited than the remedies available to investors in U.S. companies.

Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a sub-advisor may at times be unable to sell these foreign investments at desirable prices. For the same reason, it may at times be difficult to value a Fund’s foreign investments.

Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody also may

Nomura Partners Funds	The World from Asia	:	39

involve delays in payment, delivery or recovery of money or investments.

Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

Emerging markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks also may apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

Distributions of earnings from dividends paid by certain “qualified foreign corporations” may qualify for federal income tax purposes as qualified dividend income, provided certain holding period and other requirements are satisfied. Distributions of earnings from dividends paid by other foreign corporations will not be considered qualified dividend income. Additional U.S. tax considerations may apply to a Fund’s foreign investments, as described in the SAI.

Each Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (“ADRs”), which are traded in U.S. markets and are U.S. dollar-denominated, and Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are traded in foreign markets and may not be denominated in the same currency as the security they represent.

Although ADRs, GDRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, GDRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

Emerging Markets Risks. The risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; and (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds.

Many developing countries in which the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging markets countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging markets countries may take the form of (i) high interest rates, (ii) high levels of inflation, including hyperinflation, (iii) high levels of unemployment or underemployment, (iv) changes in government economic and tax policies, including confiscatory taxation, and (v) imposition of trade barriers.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

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In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its funds for social programs rather than making payments to foreign creditors. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations or have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging markets countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets may be more expensive than in the United States. The operating expense ratios of the Funds may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Many emerging markets countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging markets countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries. Shareholders’ rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. The Funds may therefore have more difficulty asserting shareholder rights than they would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

Investment in equity securities of issuers operating in certain emerging market countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain emerging market countries and may increase the costs and expenses of the Funds. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that a Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

From time to time, certain of the companies in which the Funds expect to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S.

Nomura Partners Funds	The World from Asia	:	41

government as state sponsors of terrorism. As an investor in such companies, the Funds will be indirectly subject to those risks.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and global securities markets.

Recently, the global financial markets have been undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. See “Legal and Regulatory Risk” below.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur during the term of a Fund that may adversely affect the Fund. The regulatory environment for funds is evolving, and changes in the regulation of funds may adversely affect the value of investments held by a Fund and the ability of a Fund to obtain the leverage it might otherwise obtain or to pursue its trading strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The SEC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by governmental and judicial action. The effect of any future regulatory change on the Funds could be substantial and adverse.

Recently, the global financial markets have been undergoing pervasive and fundamental disruptions which have led to extensive and unprecedented governmental intervention. Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition – as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action – these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies. It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or the effect of such restrictions on the Funds’ strategies.

Derivatives/Swaps Risk. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the applicable sub-advisor’s ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives also may increase the amount of taxes payable by shareholders.

Other risks arise from the sub-advisors’ potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in equity securities.

Transactions in equity swaps can involve greater risks than if a Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under an equity swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and valued subjectively. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of equity swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the applicable sub-advisor’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between an equity swap and a security position may be impossible to achieve. As a result, a sub-advisor’s use of

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equity swaps may not be effective in fulfilling the sub-advisor’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Pursuant to SEC requirements, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Funds must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Funds are permitted to set aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations (i.e., a Fund’s daily net liability) under the swaps, if any, rather than their full notional value. The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled swaps, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the swaps.

Exchange Traded Funds and Other Commingled Investment Vehicles. The Funds may purchase shares of various ETFs, including exchange-traded index funds, on an exchange or in creation unit aggregations. Exchange-traded index funds seek to track the performance of various securities indices. In addition, each Fund may invest in other commingled investment vehicles (“CIVs”). Shares of ETFs and CIVs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or security rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a stockholder in an ETF (as with other investment companies) or CIV, a Fund would bear its ratable share of that entity’s expenses. At the same time, a Fund would continue to pay its own investment management fees and other expenses. As a result, a Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs and CIVs.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of a security or an instrument. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Defensive Investment Strategies. In addition, each Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

Dividend-Paying Equities. Each of the Funds, including the Global Equity Income Fund (which seeks to provide current income) may invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of a Fund’s holdings in these companies. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. During periods of rising interest rates, the value of such securities may decline. A Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

Securities Lending Risk. Each Fund may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Funds retain the right to call the loans at any time on reasonable notice, and they will do so in order that the securities may be voted by the Funds if the holders of such securities are asked to vote upon or consent to matters that the relevant sub-advisor believes might materially affect the investment. The Funds also may call such loans in order to sell the securities involved.

When Issued and Delayed Delivery Securities and Forward Commitments. The Funds may purchase or sell securities that it is entitled to receive on a when issued basis. The Funds may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that a Fund invests

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defensively, it may not be able to pursue its investment objective. A Fund’s defensive investment position may not be effective in protecting its value.

There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security a Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Impact of Actions by Other Shareholders. Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on a Fund and on other investors. For example, significant levels of new investments may cause a Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity also may affect the per share amount of a Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax.

Liquidity Risk. Liquidity of individual securities varies considerably. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Funds may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Each Fund may invest up to 15% of its net assets in illiquid securities.

Interest Rate Risk. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Interest rate changes normally have a greater effect on the prices of longer-term debt securities than shorter-term debt securities. In addition, during periods of declining interest rates, the issuers of debt securities held by the Fund may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding debt securities. This is known as prepayment risk and may reduce a Fund’s income. During periods of rising interest rates, slower than expected principal payments may extend the average life of certain types of securities. This may lock in a below market interest rate, increase the debt security’s duration and reduce the value of the debt security. This is known as extension risk.

Overweighting in Certain Market Sectors Risk. The percentage of each Fund’s assets invested in various industries and sectors will vary from time to time depending on the relevant sub-advisor’s perception of investment opportunities. Investments in particular industries or sectors may be more volatile than the overall stock market. Consequently, a higher percentage of holdings in a particular industry or sector may have the potential for a greater impact on a Fund’s net asset value.

Risks of the Asia Pacific Region. In addition to the country-specific risks discussed in the descriptions of certain Funds at the beginning of this document, there are specific risks associated with investing in the Asia Pacific region, including the risk of severe political or military disruption. The Asia Pacific region comprises countries in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. Many of the economies of the Asia Pacific countries are intertwined, which may cause them to experience recessions at the same time. The limited size of the markets for some Asia Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity. Certain Asia Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of a Fund’s portfolio. Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions, political instability and less efficient markets. The economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and events in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency Fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. As an example, in the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be

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affected by political, military, economic and other factors related to North Korea. Since 1953, the United States has maintained a military force in South Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension and is currently volatile, particularly as North Korea has exhibited nuclear arms capabilities. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time. Recently, there have also been efforts to increase economic, cultural and humanitarian contacts between North Korea and South Korea. There can be no assurance that such negotiations or efforts will continue to occur or will ease discord between North Korea and South Korea or regional tensions.

Military action or the risk of military action or strains on the economy of North Korea could have a materially adverse effect on all countries in the region, particularly China, Japan and South Korea. Consequently, any military action or other instability could adversely impact the ability of a Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

Changes in Policies and Additional Information

Changes in Policies. The Board of Directors may change a Fund’s investment strategies and other policies without shareholder approval, except as otherwise indicated. Each Fund considers its investment objective a fundamental policy that cannot be changed without shareholder approval.

With respect to (i) The Japan Fund’s policy to invest, under normal circumstances, at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan, (ii) the Asia Pacific ex Japan Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of companies in the Asia Pacific region, excluding Japan, (iii) the India Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of Indian companies or instruments that have similar economic characteristics, (iv) the Greater China Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of Chinese companies or instruments that have similar economic characteristics, (v) the Global Equity Income

Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities, (vi) the Global Emerging Markets Fund’s policy to invest, under normal circumstances, at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor’s® (“S&P®”), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets, (vii) the Global Alpha Equity Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies, (viii) the International Growth Equity Fund’s policy to invest, under normal circumstances, at least 80% of its assets in a portfolio of equity securities of non-U.S. companies, and (ix) the International Equity Fund’s policy to invest, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies, either directly or through other Funds, the applicable Fund will give shareholders at least 60 days notice of any change to these policies.

Additional Information on Investment Strategies and Risks. The Funds may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Funds and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each Fund may engage are discussed, together with their risks, in the Funds’ SAI which you may obtain by contacting Boston Financial Data Services, Inc., the Funds’ transfer agent (the “Transfer Agent”). (See back cover for address and phone number.)

Disclosure of Portfolio Holdings. The Funds disclose their calendar quarter-end portfolio holdings on the Corporation’s public website, www.nomurapartnersfunds.com, 45 to 60 days after calendar quarter-end. Each Fund also discloses its top ten holdings 15 days or more after calendar quarter-end. The Corporation’s prior website address, www.thejapanfund.com, may also be used to access the Corporation’s website. A description of the Fund’s policies and procedures for disclosing its holdings is available in the Corporation’s SAI.

Nomura Partners Funds	The World from Asia	:	45

Management of the funds

The Investment Advisor

Effective November 1, 2008, Nomura Asset Management U.S.A. Inc. (“NAM USA”) became the investment advisor for The Japan Fund. Effective December 22, 2008, NAM USA became the investment advisor for each of the other Funds. NAM USA, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a wholly-owned subsidiary of Nomura Asset Management Co., Ltd. (“NAM Tokyo”). NAM USA specializes in providing investment management services to segregated institutional client portfolios and investment vehicles. Its client base includes well known U.S. and Canadian pension plans and investment funds, including two U.S. registered closed-end funds, operating in North America and Japan. NAM USA had approximately $1.7 billion in assets under management as of March 31, 2009. NAM USA was established in 1997 through the merger of Nomura Capital Management, Inc. and Nomura Asset Management (U.S.A.) Inc. Nomura Capital Management, Inc. was originally organized in 1976.

Under its investment advisory agreements with the Funds (the “Investment Advisory Agreements”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the Board of Directors of the Fund. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. In addition, NAM USA has agreed to place orders with respect to the North American equity portfolio of the Global Equity Income Fund.

The Sub-Advisors

Nomura Asset Management Co., Ltd. (“NAM Tokyo”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Tokyo to act as a sub-advisor for The Japan Fund and Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM Tokyo, NAM Tokyo has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the portfolio of The Japan Fund and select stocks for the portfolio of the Global Equity Income Fund, which orders will be placed by its advisory affiliates.

NAM Tokyo, a Japanese corporation with its principal office located at 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, provides investment advisory services to institutional clients and collective investment vehicles (such as Japanese investment trusts, U.S. closed-end investment companies, and other pooled vehicles). Its client base includes Japanese and international pension plans, government agencies and other institutions. NAM Tokyo was established in 1997 through the merger of Nomura Securities Investment Trust Co, Ltd. and Nomura Investment Trust Co, Ltd. NAM Tokyo was originally formed as Nomura Securities Investment Trust Co., Ltd. in 1959. Accounts managed by NAM Tokyo had combined assets under management as of March 31, 2009 of approximately $191.9 billion.

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Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Hong Kong, a wholly-owned subsidiary of NAM Tokyo, to act as the sub-advisor for the Greater China Fund. Pursuant to the sub-advisory agreement between NAM USA and NAM Hong Kong, NAM Hong Kong has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the Greater China Fund’s portfolio. NAM Hong Kong, a Hong Kong corporation with its principal office located at 30/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong, provides investment advisory services for Hong Kong, China and international clients. NAM Hong Kong manages assets for institutions and pooled investment vehicles, including a U.S. closed-end investment company. Nomura Asset Management (Asia) Limited, the predecessor firm to NAM Hong Kong, commenced operations in 1988. NAM Hong Kong had approximately $2.4 billion in assets under management as of March 31, 2009.

Nomura Asset Management Singapore Limited (“NAM Singapore”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM Singapore, a wholly-owned subsidiary of NAM Tokyo, to act as a sub-advisor for the Asia Pacific ex Japan Fund, the India Fund and the Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM Singapore, NAM Singapore has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the Asia Pacific ex Japan Fund’s portfolio, the India Fund’s portfolio, and will place orders relating to the Asian and Japanese equity portfolios of the Global Equity Income Fund. NAM Singapore, a Singaporean corporation with its principal office located at 6 Battery Road # 34-02, Singapore 049909, provides investment advisory services for South East Asian and international clients. Nomura Capital Management (Singapore) Pte Ltd., the predecessor firm to NAM Singapore, commenced operations in 1988. Accounts managed by NAM Singapore had combined assets under management as of March 31, 2009 of approximately $7.9 billion.

Nomura Asset Management U.K. Limited (“NAM UK”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained NAM UK, a wholly-owned subsidiary of NAM Tokyo, to act as the sub-advisor for the International Equity Fund and Global Equity Income Fund. Pursuant to the sub-advisory agreements between NAM USA and NAM UK, NAM UK has agreed to exercise investment discretion, including stock selection and order placement responsibility, with respect to the portfolio of the International Equity Fund and will place orders for the Europe, Middle East, Africa, Latin America and emerging markets securities portfolio of the Global Equity Income Fund. NAM UK, an English corporation with its principal office located at 6th Floor, Nomura House, 1 St. Martin’s-le-Grand, London EC1A 4NT, United Kingdom, provides investment advisory services for European, Middle Eastern and international clients. NIMCO Europe Limited the predecessor firm to NAM UK, commenced operations in 1985. NAM UK had approximately $18.6 billion in assets under management as of March 31, 2009.

NAM Tokyo, together with its investment advisory subsidiaries, had approximately $207.2 billion in assets under management as of March 31, 2009. Each of NAM Tokyo, NAM USA, NAM Hong Kong, NAM Singapore and NAM UK is a direct or indirect wholly-owned subsidiary of Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc., is one of the largest securities companies in Japan.

Martin Currie Inc. (“Martin Currie”)

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained Martin Currie, a New York corporation, to act as the sub-advisor for the Global Emerging Markets Fund and the Global Alpha Equity Fund. Martin Currie is a registered investment advisor and a wholly-owned subsidiary of Martin Currie Ltd. (“MC Ltd.”), a company incorporated in Scotland, with its registered office at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES.

Martin Currie was established in 1978. Martin Currie is part of a group of companies owned by MC Ltd., which includes three operating subsidiaries: Martin Currie Inc., Martin Currie Investment Management Ltd. (“MCIM”), and Martin Currie Unit Trusts Limited (collectively, the “Martin Currie Group”). The Martin Currie Group manages assets for segregated and pooled portfolios for public and corporate pension funds, family offices, multi-managers, banks, foundations and charities. As of March 31, 2009, the Martin Currie Group had assets under management totaling approximately $13.2 billion.

McKinley Capital Management, LLC

In accordance with the terms of the applicable Investment Advisory Agreement, NAM USA has retained McKinley Capital Management, LLC (“McKinley Capital”) to act as the sub-advisor to the International Growth Equity Fund. McKinley Capital is a registered investment advisor, and its principal address is 3301 C Street, STE 500, Anchorage, Alaska 99503. McKinley Capital is a Delaware limited liability company. McKinley Capital was reorganized and converted on November 5, 2008 from an Alaska corporation, McKinley Capital Management, Inc. (“MCM, AK”), which was founded in 1990, to a Delaware limited liability company (by way of merger with a newly formed entity). McKinley Capital is

Nomura Partners Funds	The World from Asia	:	47

wholly-owned by a Delaware corporation, McKinley Capital Management, Inc., that serves as a holding company. The Robert B. Gillam Revocable Trust, Robert B. Gillam Trustee, owns 100% of the voting shares of McKinley Capital Management, Inc.

McKinley Capital is an investment adviser to public and corporate plan sponsors, Taft-Hartley funds, foundations, endowments, sub-advisory clients, registered investment companies, and private investors. As of March 31, 2009, McKinley Capital had assets under management totaling approximately $9.2 billion.

For a discussion of the basis of the Board of Director’s approval of The Japan Fund’s investment advisory arrangements, please see the Corporation’s annual report to shareholders for the period ended September 30, 2008. For a discussion of the basis of the Board of Director’s approval of the other Funds’ investment advisory arrangements, please see the Corporation’s semi-annual report to shareholders for the period ended March 31, 2009, which is expected to be issued on or about May 30, 2009.

Investment Advisory Compensation

The Japan Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.60% of the first $200 million of average daily net assets of The Japan Fund, 0.55% of average daily net assets in excess of $200 million up to $400 million, and 0.50% of the Fund’s average daily net assets in excess of $400 million. This is the same fee schedule applicable to the predecessor investment advisor.

NAM USA has agreed to waive a 10 basis point portion (0.10%) of its investment advisory fee for a period of 24 months, commencing on the effective date of the Investment Advisory Agreement.

Prior to November 1, 2008, Fidelity Management & Research Company (“FMR”) acted as The Japan Fund’s investment advisor. For the fiscal year ended September 30, 2008, FMR, as investment advisor, received a fee at the annual rate of 0.58% of the average daily net assets of The Japan Fund.

With respect to Class A, Class C, Class I and Class S shares of The Japan Fund, NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each such class of shares of The Japan Fund will not exceed 1.60% as a percentage of average daily net assets allocated to each such class of shares, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of The Japan Fund that previously received a waiver or reimbursement from NAM

USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as The Japan Fund’s investment advisor at such time.

Asia Pacific ex Japan Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.10% of the first $1.0 billion of average daily net assets of the Asia Pacific ex Japan Fund, 1.00% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 0.95% of average daily net assets in excess of $2.0 billion. In calculating average daily net assets of the Asia Pacific ex Japan Fund, net assets invested in other Funds that are series of the Corporation are excluded.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Asia Pacific ex Japan Fund will not exceed 1.60% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Asia Pacific ex Japan Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Asia Pacific ex Japan Fund’s investment advisor at such time.

India Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.20% of the first $1.0 billion of average daily net assets of the India Fund, 1.10% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 1.00% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the India Fund will not exceed 1.70% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the India Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the India Fund’s investment advisor at such time.

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Greater China Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.20% of the first $1.0 billion of average daily net assets of the Greater China Fund, 1.10% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 1.00% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Greater China Fund will not exceed 1.70% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Greater China Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Greater China Fund’s investment advisor at such time.

Global Equity Income Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.90% of the first $500 million of average daily net assets of the Global Equity Income Fund, 0.85% of average daily net assets in excess of $500 million up to $1.0 billion, 0.80% of average daily net assets in excess of $1.0 billion up to $1.5 billion, 0.75% of average daily net assets in excess of $1.5 billion up to $2.0 billion, and 0.70% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Global Equity Income Fund will not exceed 1.50% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Global Equity Income Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Global Equity Income Fund’s investment advisor at such time.

Global Emerging Markets Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.20% of the first

$1.0 billion of average daily net assets of the Global Emerging Markets Fund, 1.10% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 1.00% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Global Emerging Markets Fund will not exceed 1.70% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Global Emerging Markets Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Global Emerging Markets Fund’s investment advisor at such time.

Global Alpha Equity Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.10% of the first $1.0 billion of average daily net assets of the Global Alpha Equity Fund, 1.00% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 0.90% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the Global Alpha Equity Fund will not exceed 1.60% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the Global Alpha Equity Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the Global Alpha Equity Fund’s investment advisor at such time.

International Growth Equity Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 1.05% of the first $1.0 billion of average daily net assets of the International Growth Equity Fund, 0.95% of average daily net assets in excess of $1.0 billion up to $2.0 billion, and 0.85% of average daily net assets in excess of $2.0 billion.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and

Nomura Partners Funds	The World from Asia	:	49

service (12b-1) fees, interest expense, and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the International Growth Equity Fund will not exceed 1.50% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the International Growth Equity Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the International Growth Equity Fund’s investment advisor at such time.

International Equity Fund

For its services as investment advisor, NAM USA will receive a monthly fee equal on an annual basis to 0.85% of average daily net assets of the International Equity Fund. In calculating average daily net assets of the International Equity Fund, net assets invested in other Funds that are series of the Corporation are excluded.

NAM USA has contractually agreed to waive and/or reimburse fees and/or expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses) so that, on an annualized basis, expenses incurred by each class of shares of the International Equity Fund will not exceed 1.50% as a percentage of average daily net assets allocated to each such class, until December 31, 2010. If, within three years following a waiver or reimbursement, the operating expenses of a share class of the International Equity Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as the International Equity Fund’s investment advisor at such time.

Sub-Advisory Compensation

NAM USA compensates NAM Tokyo, NAM Hong Kong, NAM Singapore, NAM UK, Martin Currie and McKinley Capital out of the advisory fee it receives from the applicable Funds for providing sub-advisory services.

The following provides additional information about each sub-advisor and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

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The Japan Fund

Four individuals at NAM Tokyo share primary responsibility for managing The Japan Fund.

Portfolio Managers	Since	Recent Professional Experience

Shigeru Hirabayashi (Lead)	2008	Chief Fund Manager, Equity Investment Department at NAM Tokyo since 2003. Previously, he worked as a Portfolio Manager/Fund Manager at NAM Tokyo since 1996.

Kentaro Takayanagi	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2004. Previously, he worked for four years at NAM Tokyo as a Portfolio Manager/Fund Manager.

Tomoyuki Takahashi	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2006. He also previously served as a Senior Manager, Equity Investment Department at NAM Tokyo from 2000 to 2006.

Hitoshi Nagasawa	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2004. He also served as a Senior Portfolio Manager, Global Balance Investment Department at NAM Tokyo from 2003 to 2004. Previously, he worked in NAM Tokyo’s Strategic Investment Department for seven years.

An Investment Policy Committee comprised of a variety of senior Nomura Asset Management investment professionals, including Mr. Hirabayashi and Mr. Nagasawa, is responsible for the final allocation between the large cap value, large cap growth and small cap blend styles. Mr. Nagasawa is the primary team member responsible for style allocation recommendations while Mr. Hirabayashi is ultimately responsible for the decision as Chairman of the Investment Policy Committee. Although Mr. Hirabayashi relies on the advice and input of other investment professionals, the style allocation decision is his and is not the result of consensus. Once the style allocation decision is made each of the individual portfolio managers is then responsible for stock selection decisions within their respective areas of responsibility.

In addition to his style allocation responsibilities, Mr. Hirabayashi is also responsible for the selection of large cap growth securities while Mr. Takayanagi is responsible for the selection of large cap value securities, and Mr. Takahashi is responsible for the selection of small cap blend securities.

Asia Pacific ex Japan Fund

Three individuals at NAM Singapore share primary responsibility for managing the Asia Pacific ex Japan Fund.

Portfolio Managers	Since	Recent Professional Experience

Graham Muirhead (Lead)	2008	Head of Investments - Asia Pacific ex Japan at NAM Singapore since 2006. He joined NAM Singapore in 2001 as a Senior Portfolio Manager covering Pacific Basin ex Japan equity securities. He also serves as chairman of the Pacific Basin Investment Committee.

Ken Leong	2008	Senior Portfolio Manager at NAM Singapore since 2004. Prior to joining NAM Singapore in 2004, he was an Investment Manager with Great Eastern Assurance (Malaysia) Bhd for three years.

Serene Chng	2008	Portfolio Manager at NAM Singapore since 2007. She joined NAM Singapore as an Assistant Portfolio Manager in 2006. She also worked for Lion Global Investors Limited (formerly Straits Lion Asset Management) for five years, initially as an Investment Analyst and more recently as an Asian Equities Manager.

Mr. Muirhead is the lead manager for the Asia Pacific ex Japan Fund and he is assisted by Mr. Leong and Ms. Chng. Final authority on all portfolio investments rests with Mr. Muirhead.

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India Fund

Two individuals at NAM Singapore share primary responsibility for managing the India Fund.

Portfolio Managers	Since	Recent Professional Experience

Vipul Mehta (Lead)	2008	Senior Portfolio Manager at NAM Singapore since 2004. Prior to joining NAM Singapore in 2004, he was a Senior Fund Manager with OCBC Asset Management, managing Indian and Australian equities for three years.

Vipin Kapoor	2008	Portfolio Manager and Analyst at NAM Singapore since 2006. From 2002 to 2006 he worked for Stern Stewart India Pvt. Limited, initially as a Senior Analyst for its management consulting team and later as an Associate.

Mr. Mehta is the lead manager for the India Fund and he is assisted by Mr. Kapoor. Final authority on all portfolio investments rests with Mr. Mehta.

Greater China Fund

Three individuals at NAM Hong Kong share primary responsibility for managing the Greater China Fund.

Portfolio Managers	Since	Recent Professional Experience

Kingston Lee (Lead)	2008	Director of Investments and Chief Portfolio Manager at NAM Hong Kong since 2006. He joined NAM Hong Kong as a Senior Portfolio Manager in 2004. He previously was a Director and Head of Hong Kong and China Research at ING Asia Ltd. Prior to joining ING Asia Ltd. in 2003, he was a Director at Schroder Investments Hong Kong Limited for about three years.

Shen Xiao Min	2008	Portfolio Manager at NAM Hong Kong since 2005. Since joining NAM Hong Kong in 2004, he has worked as an Investment Analyst and an Assistant Portfolio Manager. From 2002 to 2004 he was self-employed.

The sub-advisor will make investment decisions using a research team approach. The research team is managed by Mr. Lee. Final authority on all portfolio investments rests with Mr. Lee.

Global Equity Income Fund

Two individuals at NAM Tokyo share primary responsibility for managing the Global Equity Income Fund.

Portfolio Managers	Since	Recent Professional Experience

Hideyuki Aoki (Lead)	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2003. Previously, he worked as a Senior Fund Manager, Global Equity Fund Management Department at NAM Tokyo for two years. He joined NAM Tokyo in 1989.

Akira Ueno	2008	Senior Fund Manager, Equity Investment Department at NAM Tokyo since 2007. He joined NAM Tokyo in 2006 as a Senior Fund Manager, Advisory Fund Management Department. He worked at Nomura Funds Research and Technologies Co., Ltd. as a Fund Analyst from 2004 to 2005. Previously he worked at NAM Tokyo for three years as a Portfolio Manager/Fund Manager.

The sub-advisor will make investment decisions using a research team approach. The research team is jointly managed by Mr. Aoki and Mr. Ueno. Final authority on all portfolio investments rests with Mr. Aoki.

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Global Emerging Markets Fund

One individual at Martin Currie has primary responsibility for managing the Global Emerging Markets Fund.

Portfolio Manager	Since	Recent Professional Experience

Dariusz Sliwinski	2008	Portfolio Manager at Martin Currie and Product Manager, Global Emerging Markets for Martin Currie since 2001. He joined Martin Currie in 1997.

Global Alpha Equity Fund

Two individuals at Martin Currie share primary responsibility for managing the Global Alpha Equity Fund.

Portfolio Managers	Since	Recent Professional Experience

James Fairweather	2008	Chief Investment Officer of Martin Currie since 1997. He has worked in Martin Currie’s Far East, North America and continental Europe investment teams. He is responsible for Martin Currie’s investment strategy and process, product development and for the management of its global products. He joined Martin Currie in 1984.

David Sheasby	2008	Director in Martin Currie’s global team and is product manager for Martin Currie’s EAFE ADR portfolios. Prior to joining Martin Currie in 2004, he worked for 18 years for Aegon Asset Management (formerly Scottish Equitable). Joining as an equity analyst, he became head of the European team in 1995, head of the Emerging Markets team in 1996 and head of the Global Equity team in 1999. From 2002 he was a senior portfolio manager for global equities and developed and directed Aegon Asset Management’s global strategy.

Mr. Fairweather and Mr. Sheasby are co-lead managers of the Global Alpha Equity Fund, sharing investment responsibility equally. All investment decisions are made by consensus by both managers.

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International Growth Equity Fund

Eight individuals at McKinley Capital share primary responsibility for managing the International Growth Equity Fund.

Portfolio Managers	Since	Recent Professional Experience

Robert B. Gillam (Lead)	2008	President and Chief Executive Officer of McKinley Capital. He has been a Portfolio Manager at McKinley Capital since its inception in 1990 and has nearly four decades of investment experience.

Robert A. Gillam	2008	Currently, Senior Vice President and Chief Investment Officer. He has been a Portfolio Manager at McKinley Capital since 1996 and has over 15 years of investment experience.

Greg Samorajski	2008	Portfolio Manager at McKinley Capital since 1997 and has over 28 years of investment experience.

Frederic Parke	2008	Portfolio Manager at McKinley Capital since 1997 and has over 25 years of investment experience.

Sheldon Lien	2008	Portfolio Manager at McKinley Capital since 1996 and has over 14 years of investment experience.

Brandon Rinner	2008	Portfolio Manager at McKinley Capital since 2001 and has over 11 years of investment experience.

Paul Hanson	2008	Portfolio Manager at McKinley Capital since 2005. He joined McKinley Capital in 2000 as an Assistant Portfolio Manager. He has over 12 years of investment experience.

Forrest Badgley	2008	Portfolio Manager at McKinley Capital since 2006 and has over 16 years of investment experience. Prior to joining McKinley Capital in 2004, he worked as a proprietary trader for Aspire Trading for one-and-a-half years.

The foregoing team of investment professionals led by Robert B. Gillam manages the International Growth Equity Fund. All investment decisions are made by consensus of the investment professionals.

International Equity Fund

Two individuals at NAM UK share primary responsibility for managing the International Equity Fund.

Portfolio Managers	Since	Recent Professional Experience

Richard Bisson (Lead)	2008	Head of Investments at NAM UK since 1994 and Director of NAM UK since 1997. He has also served as chairman of the Global Equity Strategy Committee from 2003 to 2008.

Emmanuel Raymond	March 16, 2009	Portfolio Manager, European Equities at NAM UK since 2007. Prior to joining NAM UK, he was a Director of the Institut D’Analyse Financière, Paris since 2006. From 1997 through 2006, he worked for Merrill Lynch Investment Managers, London. Joining as an Equity Analyst, he became a European Equity Portfolio Manager in 2001.

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Mr. Bisson is the lead manager for the International Equity Fund, supported by Mr. Raymond. Mr. Bisson and Mr. Raymond use the resources of a team of portfolio managers and analysts. Each drives decisions for their respective part of the Fund’s portfolio (e.g., Japan, Pacific Basin ex Japan, emerging markets, and smaller capitalization companies). Mr. Bisson and Mr. Raymond jointly decide the allocation of the Fund and are responsible for final structure.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them and the portfolio managers’ ownership interest of securities in the Funds.

The Administrator

State Street Bank and Trust Company (“State Street”) acts as the administrator for the Funds pursuant to an Administration Agreement dated October 1, 2007, as amended effective December 22, 2008, by the Corporation and State Street. The address of State Street, unless otherwise indicated, is 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116.

The Chief Executive Officer

In addition to an advisor and an administrator, the Corporation has a Chief Executive Officer, appointed by the Board of Directors, to oversee the management, administration and distribution of the Funds. The address for the Chief Executive Officer is located at the offices of Nomura Partners Funds, Inc. at c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. For more information on the Corporation’s Chief Executive Officer, please request a free copy of the SAI as explained on the back cover of this prospectus.

The Distributor

Foreside Fund Services, LLC, the Corporation’s principal underwriter (“Distributor”), acts as the Funds’ distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Compliance Services

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Funds. The Distributor, FCS and FMS are not affiliated with the NAM USA or its affiliates or with State Street or its affiliates.

The Transfer Agent

Boston Financial Data Services, Inc., located at 30 Dan Road, Canton, MA 02021, serves as the Corporation’s transfer and dividend paying agent (the “Transfer Agent”) pursuant to a Transfer Agency and Services Agreement dated September 28, 2007, as amended effective December 22, 2008, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Nomura Partners Funds	The World from Asia	:	55

Description of share classes

THE CLASS OF SHARES THAT IS BEST FOR YOU DEPENDS ON A NUMBER OF FACTORS, INCLUDING THE AMOUNT YOU PLAN TO INVEST AND HOW LONG YOU PLAN TO HOLD THE SHARES.

Each of the Funds offers Class A, Class C and Class I shares through this Prospectus. The Japan Fund also offers Class S shares through this Prospectus; however, Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders. The different share classes allow you to choose among different types of sales charges and different levels of ongoing operating expenses, as illustrated in the following tables. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares. Here is a summary of the differences among the classes of shares:

Class A Shares (all Funds)

front end sales charge. The sales charge is deducted from your investment so that not all of your purchase payment is invested. There are several ways to reduce these sales charges lower annual expenses than Class C shares

no contingent deferred sales charge (“CDSC”), except purchases over $1,000,000 for which no front end sales charge was paid are subject to a 1% CDSC for redemptions within twelve months of investing

Class A shares pay distribution and service fees of 0.25% of net assets annually

In certain circumstances, front end sales charges are waived. These circumstances are described under “Sales Charge Waivers – Class A Shares.”

Class C Shares (all Funds)

no front end sales charge. All your money goes to work for you right away individual purchase transactions are limited to amounts less than $1,000,000 a 1% CDSC for redemptions made within twelve months of investing, and no CDSC thereafter higher annual expenses than Class A shares

Class C shares pay distribution and service fees of 1.00% of net assets annually, which may increase the cost of your investment and may cost you more than paying other types of sale charges

CDSC is waived for certain types of redemptions

Class C shares are not intended for purchase in amounts equal to or greater than $1,000,000 per Fund. You and/or your financial adviser are responsible for ensuring that your investment in Class C shares does not exceed that limit. The Funds cannot ensure that they will identify purchase orders that would cause your aggregate investment in Class C shares of a Fund to exceed the limit imposed on individual transactions.

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Class I Shares (all Funds)

no front end sales charge or CDSC

no distribution or service fee

limited to certain eligible investors who invest at least $1,000,000, including:

–	funds of funds

–	participants of employee benefit plans established under Section 403(b) or Section 457, or qualified under Section 401(a), of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000 when the shares are held in an omnibus account on the Fund’s records and an unaffiliated third party provides administrative and/or other support services to the plan

–	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds

–	endowments, foundations, corporations, and high net worth individuals using a trust or custodial platform

–	investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by non-affiliated broker-dealers and other financial institutions that have entered into agreements with the Distributor (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	the Directors and officers of the Corporation and certain employees and affiliates of NAM USA, Nomura Holdings, Inc. and/or the sub-advisors to the Funds (such investors will not be subject to the $1,000,000 minimum investment requirement)

–	other Funds that are series of the Corporation

Class S Shares (The Japan Fund only)

available for purchase exclusively by current Class S shareholders who were shareholders of record of Class S shares as of December 31, 2008, and dividend and capital gain reinvestment by such shareholders no front end sales charge or CDSC

lower annual expenses than Class A shares and Class C shares

Class S shares pay distribution and service fees at the annual rate of up to 0.25% of average daily net assets

Factors you should consider in choosing a Class of shares include:

whether you are eligible to purchase such share Class

how long you expect to own the shares

how much you intend to invest

total expenses associated with owning shares of each Class

whether you qualify for any reduction or waiver of sales charges whether you plan to take any distributions in the near future availability of share Classes

how share Classes affect payments to your financial adviser

Each investor’s financial considerations are different. Not all financial intermediaries offer all classes. Depending on your financial considerations, certain classes may have higher expenses than other classes, which may lower the return on your investment. You should consult your financial adviser to help you decide which share Class is best for you.

Please see the heading “Contingent Deferred Sales Charge” for other considerations concerning the calculation of the CDSC that may apply.

If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, NAM USA may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, NAM USA may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Funds with “shelf space” or access to a third party platform or fund offering list, or other access to promote sales of shares of the Funds including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting access to the third party firm’s sales force; granting access to the third party firm’s conferences and meetings; and obtaining other forms of marketing support. NAM USA may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of a Fund. These payments are often referred to as “revenue sharing” payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Nomura Partners Funds	The World from Asia	:	57

The Funds may reimburse NAM USA for a portion of networking and sub-transfer agent fees paid to financial intermediaries as described in the SAI.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. These fees will not be charged if you purchase or redeem Fund shares directly from the Fund.

The Funds may waive the initial sales charge and initial investment minimums on Class A shares for purchases through certain investment professionals that sponsor electronic mutual fund marketplaces and receive no portion of the sales charge. Investors may be charged a fee by such investment professionals if they effect transactions through them.

Applicable Sales Charge – Class A Shares

You can purchase Class A shares at the net asset value per share (“NAV”) plus an initial sales charge (referred to as the Offering Price). The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates are as follows:

	Sales Charge* as Percentage of:		Dealer Reallowance as a Percentage of the Offering Price
Amount of Purchase	Offering Price	Net Amount Invested

Less than $50,000	5.75%	6.10%	5.00%

$50,000 but less than $100,000	4.75%	4.99%	4.50%

$100,000 but less than $250,000	4.00%	4.17%	3.75%

$250,000 but less than $500,000	3.00%	3.09%	2.75%

$500,000 but less than $1,000,000	2.20%	2.25%	1.95%

$1,000,000 or more	None **	None **	None ***

*	Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.

**	No initial sales charge applies on investments of $1 million or more. However, a CDSC of 1% is imposed on certain redemptions of such investments within one year of purchase.

***	Brokers that initiate and are responsible for purchases of $1 million or more may receive a sales commission of up to 1.00% of the offering price of Class A shares. Please note if a client or financial intermediary is unable to provide account verification on purchases receiving million dollar breakpoints due to rights of accumulation, sales commissions will be forfeited. Purchases eligible for sales charge waivers as described under “Sales Charge Waivers – Class A Shares” are not eligible for sales commissions on purchases of $1 million or more.

You may be eligible for reductions and waivers of sales charges. Sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is set forth below. You may consult your broker or financial adviser for assistance.

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Sales Charge Reductions – Class A Shares

You may qualify for reduced sales charges in the following cases:

Letter of Intent. If you intend to purchase at least $50,000 of Class A shares of a Fund, you may wish to complete the Letter of Intent section of your account application form. By doing so, you agree to invest a certain amount over a 13-month period. The maximum intended investment allowable under a letter of intent is $1,000,000. You would pay a sales charge on any Class A shares you purchase during the 13 months based on the total amount to be invested under the Letter of Intent.

You are not obligated to purchase the amount specified in the Letter of Intent. If you purchase less than the amount specified, however, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made. The Funds will hold such amount in shares in escrow. The Fund will pay the escrowed funds to your account at the end of the 13 months unless you do not complete your intended investment.

Rights of Accumulation. The value of eligible accounts across all Funds maintained by you and each member of your immediate family may be combined with the value of your current purchase to obtain a lower sales charge for that purchase (according to the chart on page 58). For purposes of obtaining a breakpoint discount, a member of your “immediate family” includes your spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships. Eligible accounts include:

–	Individual accounts

–	Joint accounts between the individuals described above

–	Certain fiduciary accounts

–	Single participant retirement plans

–	Solely controlled business accounts

Fiduciary accounts include trust and estate accounts. Fiduciary accounts may be aggregated with the accounts described above so long as there are no beneficiaries other than you and members of your immediate family. In addition, a fiduciary can count all shares purchased for a fiduciary account that may have multiple accounts and/or beneficiaries.

For example, if you own Class A shares of The Japan Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of The Japan Fund of $4,000, the sales charge applicable to the additional investment would be 4.00%, rather than the 5.75% normally charged on a $4,000 purchase. Please contact your broker to establish a new account under Rights of Accumulation.

For purposes of determining whether you are eligible for a reduced Class A initial sales charge, investments will be valued at their current offering price (including any applicable sales charge) or the public offering price (including any sales charges paid) originally paid per share, whichever is higher. You should retain any records necessary to substantiate the public offering price originally paid.

To receive a reduction in your Class A initial sales charge, you must let your financial adviser or the Transfer Agent know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or the Transfer Agent to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares.

For further information on sales charges, please visit www.nomurapartnersfunds.com, call the Transfer Agent at 1-800-535-2726 or consult with your financial adviser.

Sales Charge Waivers – Class A Shares

Initial sales charge on Class A shares will be waived for the following types of purchases:

1.	Dividend reinvestment programs.

2.	Purchase by any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets or otherwise.

3.	Reinvestment by a shareholder who has redeemed shares in a Fund and reinvests in that Fund or another Fund, provided the reinvestment is made within 90 days of the redemption.

4.	Purchase by a tax-exempt organization enumerated in Section 501(c)(3) of the Internal Revenue Code and private, charitable foundations that in each case make a lump-sum purchase of $100,000 or more.

5.	Purchase by a unit investment trust registered under the Investment Company Act of 1940 which has shares of a Fund as a principal investment.

6.	Purchase by a financial institution purchasing Class A shares of a Fund for clients participating in a fee based

Nomura Partners Funds	The World from Asia	:	59

asset allocation program or wrap fee program which has been approved by the Distributor.

7.	Purchase by a registered investment adviser or financial planner who places trades for its own accounts or the accounts of its clients and who charges a management, consulting or other fees for its services; and clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

8.	Purchases of an employer-sponsored retirement or benefit plan defined in section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code or a “rabbi trust” provided that:

–	the plan’s assets are at least $1,000,000; or

–	there are at least 100 employees eligible to participate in the plan.

9.	Purchase by an employee or a registered representative of an entity with a selling agreement with the Funds’ Distributor to sell shares of one or more of the Funds.

10.	Purchase by a current or former Director of the Corporation.

11.	Any member of the immediate family of a person qualifying under (9) or (10), including a spouse, parent, stepparent, legal guardian, children and/or stepchildren under age 21, father-in-law, mother-in-law and partnerships created through civil unions, in each case including adoptive relationships.

12.	Purchases by a registered management investment company that has an agreement with NAM USA or the Distributor for that purpose.

Investors who qualify under any of the categories described above should contact their brokerage firms. For further information on sales charge waivers, call the Transfer Agent.

Applicable Sales Charge – Class C Shares

You pay no initial sales charge if you purchase Class C shares. However, a 1% CDSC will apply to redemptions of shares made within twelve months of buying them, as discussed below.

Brokers that initiate and are responsible for purchase of Class C shares may receive a sales commission at the time of sale of up to 1.00% of the purchase price of such Class C shares of a Fund.

Contingent Deferred Sales Charge (CDSC)

You pay a CDSC when you redeem:

Class A shares that were bought without paying a front end sales charge as part of an investment of at least $1,000,000 within twelve months of purchase

Class C shares within twelve months of purchase

The CDSC payable upon redemption of Class C shares or Class A shares in the circumstances described above is 1.00%.

The CDSC is calculated based on the offering price at the time of your investment. Shares purchased through reinvestment of distributions are not subject to a CDSC. These time periods include the time you held Class C shares of another Fund of which you may have exchanged for Class C shares of the Fund you are redeeming.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. For the purposes of the CDSC, we will calculate the holding period of shares acquired through an exchange of shares of another Fund from the date you acquired the original shares of the other Fund.

CDSC Waivers

The CDSC payable upon redemptions of shares will be waived for:

exchanges described in “How To Purchase, Exchange And Redeem Shares – How To Exchange Shares” below;

redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of the applicable shares;

redemptions made with respect to certain retirement plans sponsored by the Corporation, NAM USA or its affiliates;

minimum required distributions made from an individual retirement account (“IRA”) or other retirement plan account after you reach age 70 1/2, limited to 10% annually of the value of your account, measured at the time you set up the plan;

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withdrawals under a Fund’s systematic withdrawal plan, limited to 10% annually of the value of your account, measured at the time you set up the plan;

redemptions related to the payment of custodial IRA fees;

redemptions initiated by a Fund;

redemptions by retirement plans of shares held in plan level or omnibus accounts maintained by a retirement plan administrator or recordkeeper;

redemptions when you can demonstrate hardship, in the absolute discretion of a Fund; and

redemptions of Class A shares where no broker was compensated for the sale.

CDSC Aging Schedule

As discussed above, certain investments in Class A and Class C shares will be subject to a CDSC. The aging schedule applies to the calculation of the CDSC.

Purchases of Class A or Class C shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

The CDSC will be applied in a manner that results in the CDSC being imposed at the original purchase price. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

Distribution and Service Fees

Each Fund has adopted plans (the “Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, and shareholder servicing fees for certain services provided to its shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares (the “Class S Plan”). The Class I shares do not have a 12b-1 plan. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Class C shares may over time cost investors more than the front-end sales charge on Class A shares.

Under the Plans, Class C and Class S shares may pay distribution fees to the Distributor for distribution and sales support services. The Class C distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of NAM USA for sales support services provided in connection with the sale of Class C shares. The Class C distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including NAM USA and its affiliates) (“Service Organizations”) for sales support services and related expenses. Class A and Class I shares do not pay a distribution fee. Class S shares only pay distribution fees to certain Service Organizations, as approved by the Board of Directors, in connection with the distribution of Class S shares to existing Class S shareholders.

Under the Plans, each of the Funds also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Class A, Class C and Class S shares in return for these fees. All Class A, Class C and Class S shares pay this shareholder servicing fee. Class I shares do not pay a shareholder servicing fee. Class S shares only pay shareholder servicing fees to certain Service Organizations, as approved by the Board of Directors.

The 12b-1 fees vary by share class as follows:

Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of a Fund

Class C shares pay a 12b-1 fee at the annual rate of 1.00% of the average daily net assets of a Fund

Class S shares of The Japan Fund pay a 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the Fund.

12b-1 fees, together with the CDSC, help the sale of Class C shares by financing the costs of advancing brokerage commissions paid to dealers and investment representatives.

The Distributor may use up to 0.25% of the fees for shareholder servicing for Class C shares and up to 0.75% for distribution for Class C shares.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Fund’s shares.

In addition, the Funds may pay fees to Service Organizations, for sub-administration, sub-transfer agency and other services associated with shareholders whose funds are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents. These fees are paid by the Funds in light of the fact that other costs are avoided by the Funds where the intermediary, not the Funds’ service providers, provides administrative, networking, recordkeeping, subtransfer agency and shareholder services to Fund shareholders.

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These payments are made in addition to fees paid from the Funds’ Plans. These intermediaries also may be appointed as agents for or authorized by the Funds to accept on their behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Funds. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

NAM USA, the Distributor and their affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, NAM USA, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. NAM USA, the

Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The Distributor may make payments to an affiliate of NAM USA for wholesaling activities performed by such entity. The aggregate amount of these payments by NAM USA, the Distributor and their affiliates may be substantial. Payments by NAM USA may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Service Organization for details about payments it may receive from a Fund or from NAM USA, the Distributor or their affiliates. For more information, see the SAI.

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How to purchase, exchange and redeem shares

You may purchase, exchange and redeem Class A, Class C, Class I and Class S shares of the Funds in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these Classes of shares, which are described in the next section under the caption “Investor Services and Programs.” Class S shares are offered only by The Japan Fund, and Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. You may be charged a fee if you effect transactions through a broker or other agent.

How to Purchase Shares

Initial Purchase

Investment Minimums: Class A, Class C and Class S* Shares

Type of Account	Minimum To Open An Account (per Fund)	Minimum Balance (per Fund)

Regular	$1,000	$1,000

IRA and Roth IRA	$500	$500

Coverdell Education Savings Account (Educational IRA)	$500	$500

Automatic Investment Plan	$500	$500

*	The Japan Fund Class S shares are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

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Class I Shares

The minimum initial investment for Class I shares of a Fund is $1,000,000, subject to certain exceptions.

Except as noted below, the Funds require that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, a Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may prevent such liquidation by increasing the value of your account to at least the minimum within ninety (90) days of the notice from a Fund.

The Funds may be limited in their ability to monitor or ensure that accounts opened through a financial intermediary meet the minimum investment requirements. Nevertheless, the Funds expect that financial intermediaries will comply with the Funds’ investment requirements including applicable investment minimums. In the event a Fund is unable to prevent an account with a below minimum balance from opening, the Fund reserves the right to liquidate the account at any time.

Initial investment minimums do not apply to investments made by the Directors of the Corporation and employees of NAM USA, the sub-advisors, their affiliates or their family members.

The initial investment minimum may be reduced or waived for investments made by investors in wrap-free programs or other asset-based advisory fee programs where reduction or waiver of investment minimums is a condition for inclusion in the program.

The Funds reserve the right to waive any investment minimum to the extent such a decision is determined to be in the best interests of the Funds. The Funds also reserve the right to liquidate your account regardless of size.

When you buy shares, be sure to specify the Class of shares. If you do not choose a share Class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Funds’ investment objectives, principal investment strategies and principal risks as well as factors listed under “Description of Share Classes” to determine which Fund and share Class is most appropriate for your situation.

Opening Your Account

You can open a new account in any of the following ways:

Financial Adviser. You can establish an account by having your financial adviser process your purchase.

Third Party Intermediaries. Shares of the Funds may also be purchased through various securities brokers and benefit plan administrators or their sub-agents (“Third-Party Intermediaries”). These Third-Party Intermediaries may charge you a fee for their services. You should contact them directly for information regarding how to invest or redeem through them. In addition, they may charge you service or transaction fees. If you purchase or redeem shares through a Third-Party Intermediary, you will, generally, receive the NAV calculated after receipt of the order by them on any day the NYSE is open.

By Mail. Please call 1-800-535-2726 or visit www.nomurapartnersfunds.com to obtain an application. Make checks payable to Nomura Partners Funds, Inc. Mail the check, along with your completed application, to:

Regular Mail	Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005

Express, Registered or Certified Mail	Nomura Partners Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Funds’ custodian bank by a Federal Reserve Bank) before acceptance.

By Wire. You may purchase shares of a Fund by wiring immediately available federal funds (subject to the minimum initial investment) to State Street Bank and Trust Company from your bank (see instructions below). Your bank may charge a fee for doing so.

If money is to be wired, your Account Application must have been received and accepted by Boston Financial Data Services, Inc. (the “Transfer Agent”) and an account established in your name. Once you have your account number, you should provide your bank with the following information for purposes of wiring your investment:

State Street Bank and Trust Company

Boston, MA

ABA #011000028

For Credit To:

Account #9905-724-2

Nomura Partners Funds, Inc.

FBO: (please specify the Fund name, account number and name(s) on account)

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Wire orders will be accepted only on a day on which the Funds and the custodian and Transfer Agent are open for business. A wire purchase will not be considered made until your account has been opened and the wired money is received in good order.

Shareholders will receive the next determined net asset value per share after receipt of such wire. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the Funds reserve the right to charge you for this service.

Current shareholders may open a new identically registered account by one of the following methods:

Telephone Exchange Plan. You may exchange $1,000 ($500 for IRA’s, Roth IRA’s, Coverdell Education Savings Accounts and Automatic Investment Plans) or more from your existing account to another Fund account.

Wire. Call the Transfer Agent at 1-800-535-2726 to arrange for this transaction.

State Street Bank and Trust Company

Boston, MA

ABA #011000028

For Credit To:

Account #9905-724-2

Nomura Partners Funds, Inc.

FBO: (please specify the Fund name, account number and name(s) on account)

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons). The Funds do not generally accept foreign correspondent or foreign private banking accounts.

Adding To Your Account

There are several easy ways you can make additional investments (subject to a minimum subsequent investment of $100) in your account:

ask your financial adviser to purchase shares on your behalf send a check with the returnable portion of your statement

wire additional investments through your bank using the wire instructions as detailed above authorize transfers by telephone between your bank account and your Fund account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request exchange shares from another Fund

through an Automatic Investment Plan (please see “Investor Services and Programs – Purchase and Redemption Programs” for details)

How To Exchange Shares

You can exchange your Class A, Class C and Class I shares for shares of the same Class of other Funds at NAV by having your financial adviser process your exchange request or by contacting the Transfer Agent directly. You may exchange Class S shares of The Japan Fund for Class A shares of another Fund. Class A shares you receive in exchange for Class S shares may not be exchanged again for Class S shares unless (i) the original exchange of the Class S shares for the Class A shares occurred within 90 days of the requested exchange of Class A shares for Class S shares and (ii) you are a Class S shareholder at the time of the requested exchange from Class A to Class S shares. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged between Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under “Frequent Purchases and Redemptions of Fund Shares.”

How To Redeem Shares

You may redeem your shares either by having your financial adviser process your redemption or by contacting the Transfer Agent directly. Shares of the Funds may be redeemed by mail or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investments held by the Funds.

Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Funds may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a Fund may delay the payment of the redemption proceeds until the check used for purchase has cleared, which may take up to 15 days from the purchase date. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption.

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You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Funds use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, a Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

Redeeming Through Your Financial Adviser. You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to the Transfer Agent and may charge you for this service. The Funds have authorized one or more brokers to receive on their behalf redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. Your financial adviser or broker may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC or redemption fee.

Redeeming Directly Through the Transfer Agent

By Telephone. You can call the Transfer Agent at 1-800-535-2726 to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. The Transfer Agent will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

By Mail. Each Fund will redeem its shares at the net asset value per share next determined after the request is received in “good order.” The net asset value per share of the Fund is determined at the close of regular trading of the New York Stock Exchange (NYSE) (normally 4:00 p.m., Eastern Time) each business day the NYSE is open. Requests should be addressed to:

Regular Mail	Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005

Express, Registered or Certified Mail	Nomura Partners Funds, Inc. c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

Requests in “good order” must include the following documentation:

(a)	a letter of instruction, specifying the name on the account registration, the Fund’s name, the account number, the number of shares or dollar amount to be redeemed, the class of shares to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(b)	any required signature guarantees (see “Signature Guarantees” below); and

(c)	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

By Wire and/or Automated Clearinghouse (“ACH”). Redemptions in excess of $5,000 may be wired to your financial institution that is indicated on your account application. Please note that proceeds sent via wire will arrive the next business day and a $10.00 fee applies. Redemptions in excess of $100 may be sent via ACH and will arrive in 2-3 business days with no additional fee.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantee will be required.

Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed.

Internet Transactions

You may purchase, redeem or exchange your shares, and view activity in your account, by logging onto the Corporation’s website at www.nomurapartnersfunds.com. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Funds limit Internet purchases and redemptions in shares of each Fund to a minimum of $250 per trade and a maximum of $25,000 per trade.

The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine.

Signature Guarantees

To protect you and the Funds against fraud, certain redemption options will require a medallion signature guarantee. A medallion signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers participating

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in a Medallion Program recognized by the Securities Transfer Association, but not from a notary public. Signature guarantees from financial institutions that do not reflect one of the following are not part of the program and will not be accepted. The acceptable Medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange, Inc. Medallion Program (“NYSE MSP”). The Transfer Agent will need written instructions signed by all registered owners, with a medallion signature guarantee for each owner, for any of the following:

Written requests to redeem $100,000 or more

Changes to a shareholder’s record name

Redemption from an account for which the address or account registration has changed within the last 30 days

Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record

Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours

Adding or changing: ACH or wire instructions; telephone redemption or exchange options; or any other election in connection with your account.

The Transfer Agent reserves the right to require a signature guarantee(s) on all redemptions.

Other Redemption Options

Call the Corporation at 1-800-535-2726 for instructions on how to redeem by telephone, wire or by ACH. In addition, you can visit the Corporation’s website at www.nomurapartnersfunds.com and follow the instructions for making redemptions electronically.

Redemption Fee. Short-term or excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds charge a redemption fee of 2.00% on redemptions of shares that have been held for less than 30 days. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares that were acquired through reinvestment of dividends or distributions. The fee will be credited to the assets of the applicable Fund, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. From time to time, the Funds may waive or modify the redemption fee for certain categories of investors. For more information on the Funds’ redemption fee, please see pages 68 to 70.

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a securities broker-dealer, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a securities broker-dealer may charge its own fees.

Redemptions in-Kind. If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. In addition, investors will remain subject to market fluctuations in the value of these securities until the securities are sold.

Lost Accounts. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the Transfer Agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the Transfer Agent will be reinvested at the then-current net asset value and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws, and the Funds and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

Policies About Transactions. The Funds are open for business each day the NYSE is open. Each Fund calculates its share price every business day, as of the close of regular trading on the NYSE (typically 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading, such as on days in advance of certain holidays, or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time during the Funds’ normal business hours. Once your order request is received in good order, it will be processed at the next share price calculated.

Because orders placed through broker-dealers must be forwarded to the Transfer Agent before they can be

Nomura Partners Funds	The World from Asia	:	67

processed, you will need to allow extra time. A representative of your broker-dealer should be able to tell you when your order will be processed.

QUESTIONS? You can speak to an Investor Services Representative between 8:30 a.m. and 6:00 p.m., Eastern Time on any Fund business day by calling
1-800-535-2726.

Automated phone information is available 24 hours a day.

In addition, the Funds’ website can be a valuable resource for shareholders with Internet access. To get up-to-date account information, review balances or open an account, go to www.nomurapartnersfunds.com.

Transactions Initiated by Telephone or Electronically. Since many transactions may be initiated by telephone or electronically, it is important to understand that as long as the applicable Fund takes reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, the Fund is not responsible for any losses that may occur. For transactions conducted over the Internet, the Funds recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Wire Transactions. When you ask us to send or receive a wire, please note that while the Funds do not currently charge a fee to receive wires, a $10 fee applies to redemption proceeds sent via wire, and it is possible that your bank may charge fees. Wire transactions are completed within 24 hours. The Funds can only send wires of $5,000 or more and accept wires of $1,000 or more.

Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The Funds do not accept cash or cash equivalents (such as money orders, cashier’s checks, bank drafts or traveler’s checks), credit cards or credit card checks, third party checks, starter checks or monetary instruments in bearer form. The Funds reserve the right to prohibit other forms of payment. The AML Compliance Officer may grant written exceptions from these prohibitions, if consistent with the Funds’ AML Program and the intent of applicable anti-money laundering laws. The Funds reserve the right to reject, restrict, cancel (within one day of receipt) or limit any specific purchase or exchange request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Because an exchange request involves both a request to redeem shares of one Fund and to purchase shares of another Fund, the Funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the Funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a Fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, that Fund may reject the exchange request or delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In the case of delay, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming Fund. If an exchange has been rejected or delayed, shareholders may still place an order to redeem their shares.

Frequent Purchases and Redemptions of Fund Shares. The Funds are designed for long-term investors and discourage short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm Fund performance. However, the Funds receive purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds making it more difficult to identify and eliminate market timers. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor in the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Funds.

As noted above, under “Policies You Should Know About – Right to Reject, Restrict, Cancel or Limit Purchase and Exchange Orders,” the Funds reserve the right to reject, restrict, cancel (within one day of receipt) or limit any purchase order (including exchanges) from any investor. To minimize harm to the Funds and their shareholders, the Funds may, at each Fund’s sole discretion, exercise these rights if an investor has a history of excessive trading or has been or may be disruptive to a Fund. In making this judgment, the Funds may consider trading done in multiple accounts under common or related ownership or control.

The Corporation’s Board of Directors has adopted policies and procedures designed to discourage short-term trading

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and other excessive trading practices. The policies and procedures applicable to the Funds include:

the imposition of a 2% redemption fee on the redemption of shares held for less than 30 days (subject to certain exceptions disclosed below);

the reservation of the right to reject, cancel (within one day of receipt) or limit purchase and exchange orders, when there appears to be a pattern of short-term or excessive trading or time zone arbitrage; and

the utilization of fair valuation practices adopted by the Board of Directors that are intended to protect the Funds from “time zone arbitrage” with respect to its non-U.S. securities holdings (see “Other Information – Pricing of Fund Shares” below).

In addition, a financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts, but the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

There are no assurances these procedures will be effective in limiting short-term and excessive trading or time zone arbitrage. For example, the Transfer Agent may not be able to effectively monitor, detect or limit short-term or excessive trading or time zone arbitrage by underlying shareholders that hold shares through omnibus accounts maintained by broker-dealers or other financial intermediaries.

Class A, Class C, Class I and Class S shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2.00% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Funds and to facilitate portfolio management. The 2.00% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The fee is not a deferred sales charge, is not a commission paid to NAM USA or the sub-advisors, and does not benefit NAM USA in any way. The Funds reserve the right to waive the 2.00% redemption fee on a case-by-case basis. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The 2.00% redemption fee will not be charged on transactions involving the following:

Total or partial redemptions of shares of a Fund held for 30 days or more;

Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;

Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans) where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Funds in monitoring for excessive trading;

Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Funds;

Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account, or all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

Total or partial redemptions of shares acquired though reinvestment of dividends or distributions;

Total or partial redemptions of shares by registered management investment companies that have an agreement with NAM USA or the Distributor for that purpose;

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Redemptions initiated by a Fund (e.g., upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information); or

Total or partial redemptions by a Fund of its investment in another Fund made in connection with a rebalancing of its investments.

However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Funds reserve the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.

For shares purchased through a financial intermediary, shareholders should contact their financial intermediary for more information on whether the redemption fee is applied to their shares. In some cases, financial intermediaries investing wrap account assets through an omnibus account may charge the 2.00% redemption fee but apply operational policies or procedures that are more or less restrictive than those of the Funds.

In addition to the redemption fee described above, your financial adviser may charge service fees for handling redemption transactions. Your shares may also be subject to a CDSC.

Generally, you will be permitted to make up to 8 exchanges between the Class A, Class C, Class I and Class S shares of the Funds during any 12-month period.

However, more than two exchanges during any 90-day period may be considered excessive.

The Funds reserve the right to accept exchanges in excess of this policy on a case-by-case basis if they believe that granting such an exception would not be disruptive to the portfolio management strategies and harm Fund performance. The Funds may also waive this restriction for shareholders investing through certain electronic mutual fund marketplaces.

Reinstatement Privilege. Once a year, you may decide to reinstate Class A, Class C, Class I and Class S shares that you have redeemed within the past 90 days, provided that Class S shares may only be reinstated if you are a shareholder of Class S shares at the time of reinstatement. You must send a letter to the Transfer Agent, stating your intention to use the reinstatement privilege, along with your check for all or a portion of the previous redemption proceeds. Shares will be purchased at NAV on the day the check is received. Shares will be purchased into the account from which the redemption was made. The proceeds must be reinvested within the same share class. If shares were redeemed from a Class C account, the purchase will be processed so that no CDSC charges will be assessed against it in the future, but any CDSC charges that were incurred as a result of the original redemption will not be reversed.

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Investor services and programs

As a shareholder of a Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

Distribution Options

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify the Transfer Agent or by contacting the Transfer Agent services directly:

Dividend and capital gain distributions reinvested in additional shares of the same Fund (this option will be assigned if no other option is specified)

Dividend distributions in cash; capital gain distributions reinvested in additional shares of the same Fund

Dividend and capital gain distributions in cash

Dividend and capital gain distributions reinvested in additional shares of another Fund of your choice

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date, which is the NAV next computed for the Fund. Your request to change a distribution option must be received by the Transfer Agent at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You can choose to have your cash dividends and distributions deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you choose to reinvest your dividends and distributions, you will be treated for U.S. federal income tax purposes as if you had received such dividends and distributions and used them to purchase additional shares.

Purchase and Redemption Programs for Class A, Class C and Class S Shares

For your convenience, the following purchase and redemption programs are made available to you with respect to Class A, Class C and Class S shares, without extra charge. Because Class S shares are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders, only such Class S shareholders can use the programs described below to purchase Class S shares.

Automatic Investment Plan. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

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Automatic Exchange Plan. If you have an account balance of at least $5,000 in any Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges of at least $100 from your account in a Fund for shares of the same Class or, in the case of Class S shares of The Japan Fund, for Class A shares of other Funds. Exchanges are taxable for federal income tax purposes. You may make exchanges with any of the other Funds under this plan. Exchanges will be made at NAV without any sales charges. You may terminate the Plan at any time on five business days’ notice.

Reinvest Without A Sales Charge. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

Distribution Investment Program. You may purchase shares of any Fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting dividend and capital gain distributions from the same Class of another Fund. Class S shareholders may elect to purchase Class A shares of another Fund under this program.

Systematic Withdrawal Plan. A non-retirement plan shareholder who has an account balance of at least $5,000 in any Fund may establish a systematic withdrawal plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more.

Shareholders may designate which day they want the automatic withdrawal to be processed. If you do not specify a date, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Exchange and Redeem Shares – Signature Guarantees.” Any such requests must be received by the Transfer Agent 10 days prior to the date of the first systematic withdrawal. A systematic withdrawal plan may be terminated at any time by the shareholder, the Corporation, or its agent on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

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Other information

Pricing of Fund Shares

The price of each Class of a Fund’s shares is based on its net asset value, or NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, a Fund values its assets at current market values, or at a fair value, if current market values are not readily available. To calculate NAV per share, each of the Funds uses the following equation:

Total Assets – Total Liabilities Allocable to the Class	= NAV
Total Number of Shares of the Class Outstanding

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to shareholder service.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. Such intermediaries may include financial advisors, custodians, trustees, retirement plan administrators or recordkeepers. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds typically use market prices to value securities.

However, when a market price is not available, or when there is reason to believe it does not represent market realities, the Funds will use fair value methods approved by the Board of Directors. Fair value determinations may be made by the Corporation’s independent pricing service or by the Corporation’s Fair Value Committee pursuant to procedures adopted by the Corporation’s Board of Directors. In such a case, a Fund’s value for a security is likely to be different from quoted market prices.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been

Nomura Partners Funds	The World from Asia	:	73

halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value, that security will be valued by another method that the Board of Directors believes accurately reflects fair value in accordance with the Board’s fair value pricing policies. These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, the sub-advisors believe that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets.

The Board has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Corporation’s Fair Value Committee. Fair value determinations that affect a Fund’s net asset value are subject to review, approval or ratification by the Board. The valuation procedures include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors. The Funds use fair value pricing to seek to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders.

Because each of the Funds invests in securities that are traded primarily in non-United States markets, the value of its holdings could change at a time when you aren’t able to buy or sell Fund shares. This is because many of the non-United States markets are open on days or at times when the Funds do not price their shares.

Other Rights the Funds Reserve

You should be aware that the Funds may do any of the following:

withhold 28% of your distributions as federal income tax if the Fund has been notified by the IRS that you are subject to backup withholding, or if you fail to provide the Fund with a correct taxpayer identification number or certification that you are exempt from backup withholding.

close your account and send you the proceeds if your balance falls below $1,000 (or $500 for retirement accounts); charge you $10 a year if your account balance falls below $1,000; in either case, the Funds will give you 60 days’ notice so you can either increase your balance or close your account (these policies do not apply to any case where a fall in share price created the low balance).

reject a new account application if you don’t provide a correct social security or taxpayer identification number; if the account has already been opened, we may give you 30 days’ notice to provide the correct number.

pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the Fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the Fund’s net assets, whichever is less.

change, add or withdraw various services, fees and account policies.

Foreign Investors

The Funds will generally not accept investments from foreign investors (e.g., foreign financial institutions; non-U.S. persons). Where a Fund does accept such investments from a foreign investor, the Transfer Agent is expected to conduct due diligence on such foreign investors as may be required under the USA PATRIOT Act and applicable Treasury or SEC rules, regulations and guidance. In addition to the due diligence, the Funds have instructed the Transfer Agent to escalate foreign investors to the Fund’s Anti-Money Laundering Compliance Officer, including all foreign correspondent accounts established in the U.S. for a foreign financial institution.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

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What this means to you: When you open an account, the applicable Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a time-frame established in the sole discretion of the applicable Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in proper form.

However, the Funds reserve the right to close your account at the then-current day’s price if they are unable to verify your identity.

Attempts to verify your identity will be performed within a time-frame established in the sole discretion of the Funds. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Corporation has adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

Understanding Dividends, Distributions and Taxes

In order to qualify as a “regulated investment company” and avoid federal corporate income tax, a mutual fund must, among other requirements, distribute to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by earning interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. A Fund’s earnings are separate from any gains or losses stemming from your own purchase of shares.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. For example, Japanese source dividends and interest that are paid to a Fund will generally be subject to a withholding tax at a maximum rate of 15% on dividends and 10% on interest, subject to certain exceptions, and Chinese source dividends and interest that are paid to a Fund will generally be subject to a withholding tax at a maximum rate of 10%, subject to certain exceptions. If a Fund meets certain requirements and so elects, a ratable portion of the amounts withheld or paid will generally be taxable to you as a shareholder even though you don’t receive them. The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the International Growth Equity Fund and the International Equity Fund expect to be able to make this election, although no assurance can be given that they will be able to do so. The Global Equity Income Fund, the Global Emerging Markets Fund and the Global Alpha Equity Fund may also be able to make this election. You may be able to claim a tax credit or a deduction for your portion of any foreign withholding and income taxes paid by a Fund.

Each Fund (except Global Equity Income Fund) intends to pay dividends and distributions of substantially all of its net income (including any realized net capital gain), if any, to its shareholders annually, and, if necessary, may make additional distributions.

The Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually. It will, if necessary, make additional distributions.

Buying and selling Fund shares will usually have tax consequences for you (except if you are investing through an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether this capital gain is long-term or short-term depends on how

Nomura Partners Funds	The World from Asia	:	75

long you owned the shares. In addition, an exchange of a Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to tax. Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The tax treatment of a Fund’s distributions to you depends on the nature of the Fund’s income from which the distribution is paid. Dividends paid from a Fund’s investment income or from its net short-term capital gain generally are taxed at ordinary income rates; however, dividends paid from the Fund’s “qualified dividend income,” including dividends the Fund receives from certain foreign corporations, and distributions of net long-term capital gain are currently eligible for taxation at a reduced rate when received by shareholders that are not corporations. The tax treatment of dividends and distributions is the same whether you reinvest them or receive them in cash.

The Funds will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions. They also contain certain details on your purchases and sales of shares.

Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you are a non-corporate taxpayer and have not provided a taxpayer identification number or social security number, or have provided an incorrect number.

If you are neither a tax resident nor a citizen of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, dividends paid by a Fund with respect to its taxable years beginning before January 1, 2010 that are derived from qualified net interest income or qualified short-term gain and designated by the Fund will not be subject to this withholding tax.

If you invest right before a Fund pays a dividend, you will receive some of your investment back as a dividend that is taxable to you (unless you are investing through a tax-advantaged retirement account). You can avoid this result by investing after the Fund declares a dividend.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at 1-800-535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

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Financial highlights

This table is designed to help you understand The Japan Fund’s Class S financial performance for the past five fiscal periods and the six-month period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the fiscal years ended September 30, 2008, September 30, 2007, September 30, 2006 and December 31, 2005 has been audited by Briggs, Bunting & Dougherty, LLP. The information for prior fiscal years has been audited by a predecessor independent registered public accounting firm. The report of Briggs, Bunting & Dougherty, LLP, along with the Fund’s financial statements and related notes, appear in the Corporation’s annual report to shareholders, which is available upon request (see “To Get More Information” on the back cover).

The Japan Fund

	Period Ended March 31, 2009 (Unaudited)		Year Ended September 30,		Period Ended September 30, 2006(a)		Year Ended December 31,
Class S			2008	2007			2005	2004
Selected Per Share Data Net asset value, beginning of period	$9.53		$12.94	$12.06	$13.24		$10.66	$9.54
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01		(0.02)	(0.03)	(0.01)		(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.64)		(3.39)	0.91	(1.05)		2.65	1.19
Total income (loss) from investment operations	(2.63)		(3.41)	0.88	(1.06)		2.58	1.13
Distributions to shareholders from:
Net investment income	(0.02)		–	–	(0.13)		–	(0.02)
Redemption fees(a)	–	(d)	– (d)	– (d)	0.01		– (d)	0.01
Net asset value, end of period	$6.88		$9.53	$12.94	$12.06		$13.24	$10.66
Total return (%)(c)	(27.70	)*	(26.35)	7.30	(7.91	)*	24.20	11.95

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	153		233	370	435		527	445
Ratio of expenses before expense reductions (%)(f)	2.33	**	1.69	1.43	1.39	**	1.66	1.49
Ratio of expenses after expense reductions (%)	1.79	**(e)	1.63 (e)	1.43	1.39	**	1.59	1.39
Ratio of net investment loss (%)	0.24	**	(0.19)	(0.20)	(0.11	)**	(0.68)	(0.62)
Portfolio turnover rate (%)	112	*	95	124	66	*	90	70

*	Not annualized.

**	Annualized.

(a)	For the nine months ended September 30, 2006.

(b)	Based on average shares outstanding during the period.

(c)

Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee. From March 16, 2001 through December 28, 2008 the redemption fee was imposed on shareholders redeeming shares held less than six months.

(d)	Amount represents less than $0.01 per share.

(e)	The Fund received reimbursement from a third party for certain expenses during the period.

(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	77

This table is designed to help you understand financial performance of the newly formed Class A, Class C and Class I shares of the Japan Fund for the period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. Because Class A, Class C and Class I shares commenced operations in late December 2008, this financial information is unaudited.

The Japan Fund

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.42)
Total income (loss) from investment operations	(1.38)
Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—
Net asset value, end of period	$6.87
Total return (%)(c)(d)	(16.73	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	2.39	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment income (%)	1.98	**
Portfolio turnover rate (%)	112	*

Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.41)
Total income (loss) from investment operations	(1.39)
Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—
Net asset value, end of period	$6.86
Total return (%)(c)	(16.85	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—
Ratio of expenses before expense reductions (%)(e)	3.15	**
Ratio of expenses after expense reductions (%)	2.60	**
Ratio of net investment income (%)	1.23	**
Portfolio turnover rate (%)	112	*

78	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.42)
Total income (loss) from investment operations	(1.38)
Distributions to shareholders from:
Net investment income	—
Redemption fees(b)	—
Net asset value, end of period	$6.87
Total return (%)(c)	(16.73	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	1
Ratio of expenses before expense reductions (%)(e)	2.55	**
Ratio of expenses after expense reductions (%)	1.60	**
Ratio of net investment income (%)	2.16	**
Portfolio turnover rate (%)	112	*

*	Not annualized.

**	Annualized.

(a)	Classes A, C, and I of The Japan Fund commenced operations on December 29, 2008.

(b)	Based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total Return does not include the effects of sales charges.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	79

This table is designed to help you understand Asia Pacific ex Japan Fund’s financial performance for the period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. Because Class A, Class C and Class I shares commenced operations in late December 2008, this financial performance information is unaudited.

Asia Pacific ex Japan Fund

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.15)
Total income (loss) from investment operations	(0.12)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$9.88
Total return (%)(c)(d)	(1.20	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	32.00	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment income (%)	1.15	**
Portfolio turnover rate (%)	27	*

Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.15)
Total income (loss) from investment operations	(0.14)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$9.86
Total return (%)(c)	(1.40	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	31.44	**
Ratio of expenses after expense reductions (%)	2.60	**
Ratio of net investment income (%)	0.34	**
Portfolio turnover rate (%)	27	*

80	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.15)
Total income (loss) from investment operations	(0.12)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$9.88
Total return (%)(c)	(1.20	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	24.24	**
Ratio of expenses after expense reductions (%)	1.60	**
Ratio of net investment income (%)	1.29	**
Portfolio turnover rate (%)	27	*

*	Not annualized.

**	Annualized.

(a)	The Fund commenced operations on December 29, 2008.

(b)	Based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total return does not include the effects of sales charges.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	81

This table is designed to help you understand India Fund’s financial performance for the period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. Because Class A, Class C and Class I shares commenced operations in late December 2008, this financial performance information is unaudited.

India Fund

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.76)
Total income (loss) from investment operations	(0.80)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$9.20
Total return (%)(c)(d)	(8.00	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	33.84	**
Ratio of expenses after expense reductions (%)	1.95	**
Ratio of net investment loss (%)	(1.56	)**
Portfolio turnover rate (%)	40	*

Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.77)
Total income (loss) from investment operations	(0.82)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$9.18
Total return (%)(c)	(8.20	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	34.58	**
Ratio of expenses after expense reductions (%)	2.70	**
Ratio of net investment loss (%)	(2.31	)**
Portfolio turnover rate (%)	40	*

82	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.77)
Total income (loss) from investment operations	(0.80)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–	(e)
Net asset value, end of period	$9.20
Total return (%)(c)	(8.00	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	27.02	**
Ratio of expenses after expense reductions (%)	1.70	**
Ratio of net investment loss (%)	(1.31	)**
Portfolio turnover rate (%)	40	*

*	Not annualized.

**	Annualized.

(a)	The Fund commenced operations on December 29, 2008.

(b)	Based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total return does not include the effects of sales charges.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	83

This table is designed to help you understand Greater China Fund’s financial performance for the period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. Because Class A, Class C and Class I shares commenced operations in late December 2008, this financial performance information is unaudited.

Greater China Fund

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16
Total income (loss) from investment operations	0.13
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$10.13
Total return (%)(c)(d)	1.30	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	25.53	**
Ratio of expenses after expense reductions (%)	1.95	**
Ratio of net investment loss (%)	(1.22	)**
Portfolio turnover rate (%)	13	*

Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16
Total income (loss) from investment operations	0.11
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$10.11
Total return (%)(c)	1.10	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	26.08	**
Ratio of expenses after expense reductions (%)	2.70	**
Ratio of net investment loss (%)	(1.98	)**
Portfolio turnover rate (%)	13	*

84	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16
Total income (loss) from investment operations	0.14
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$10.14
Total return (%)(c)	1.40	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	23.63	**
Ratio of expenses after expense reductions (%)	1.70	**
Ratio of net investment loss (%)	(0.98	)**
Portfolio turnover rate (%)	13	*

*	Not annualized.

**	Annualized.

(a)	The Fund commenced operations on December 29, 2008.

(b)	Based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total return does not include the effects of sales charges.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	85

This table is designed to help you understand Global Equity Income Fund’s financial performance for the period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. Because Class A, Class C and Class I shares commenced operations in late December 2008, this financial performance information is unaudited.

Global Equity Income Fund

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.21)
Total income (loss) from investment operations	(1.16)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$8.84
Total return (%)(c)(d)	(11.60	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	25.50	**
Ratio of expenses after expense reductions (%)	1.75	**
Ratio of net investment loss (%)	2.41	**
Portfolio turnover rate (%)	2	*

Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.21)
Total income (loss) from investment operations	(1.17)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$8.83
Total return (%)(c)	(11.70	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	26.23	**
Ratio of expenses after expense reductions (%)	2.50	**
Ratio of net investment loss (%)	1.66	**
Portfolio turnover rate (%)	2	*

86	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.21)
Total income (loss) from investment operations	(1.15)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$8.85
Total return (%)(c)	(11.50	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	4
Ratio of expenses before expense reductions (%)(e)	23.65	**
Ratio of expenses after expense reductions (%)	1.50	**
Ratio of net investment loss (%)	2.60	**
Portfolio turnover rate (%)	2	*

*	Not annualized.

**	Annualized.

(a)	The Fund commenced operations on December 29, 2008.

(b)	Based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total return does not include the effects of sales charges.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	87

This table is designed to help you understand Global Emerging Markets Fund’s financial performance for the period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. Because Class A, Class C and Class I shares commenced operations in late December 2008, this financial performance information is unaudited.

Global Emerging Markets Fund

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.17
Total income (loss) from investment operations	0.15
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$10.15
Total return (%)(c)(d)	1.50	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	25.30	**
Ratio of expenses after expense reductions (%)	1.95	**
Ratio of net investment loss (%)	(0.97	)**
Portfolio turnover rate (%)	17	*

Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.17
Total income (loss) from investment operations	0.13
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$10.13
Total return (%)(c)	1.30	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	25.83	**
Ratio of expenses after expense reductions (%)	2.70	**
Ratio of net investment loss (%)	(1.72	)**
Portfolio turnover rate (%)	17	*

88	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.18
Total income (loss) from investment operations	0.16
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$10.16
Total return (%)(c)	1.60	*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	23.11	**
Ratio of expenses after expense reductions (%)	1.70	**
Ratio of net investment loss (%)	(0.73	)**
Portfolio turnover rate (%)	17	*

*	Not annualized.

**	Annualized.

(a)	The Fund commenced operations on December 29, 2008.

(b)	Based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.

(d)	Total return does not include the effects of sales charges.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	89

This table is designed to help you understand Global Alpha Equity Fund’s financial performance for the period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. Because Class A, Class C and Class I shares commenced operations in late December 2008, this financial performance information is unaudited.

Global Alpha Equity Fund

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.80)
Total income (loss) from investment operations	(0.77)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$9.23
Total return (%)(c)(d)	(7.70	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	31.78	**
Ratio of expenses after expense reductions (%)	1.85	**
Ratio of net investment loss (%)	1.37	**
Portfolio turnover rate (%)	21	*

Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.80)
Total income (loss) from investment operations	(0.79)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$9.21
Total return (%)(c)	(7.90	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	32.22	**
Ratio of expenses after expense reductions (%)	2.60	**
Ratio of net investment loss (%)	0.63	**
Portfolio turnover rate (%)	21	*

90	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.81)
Total income (loss) from investment operations	(0.77)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$9.23
Total return (%)(c)	(7.70	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5
Ratio of expenses before expense reductions (%)(e)	24.97	**
Ratio of expenses after expense reductions (%)	1.60	**
Ratio of net investment loss (%)	1.59	**
Portfolio turnover rate (%)	21	*

*	Not annualized.

**	Annualized.

(a)	The Fund commenced operations on December 29, 2008.

(b)	Based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days will have a lower total return due to the effect of the 2% redemption fee.

(d)	Total return does not include the effects of sales charges.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	91

This table is designed to help you understand International Growth Equity Fund’s financial performance for the period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. Because Class A, Class C and Class I shares commenced operations in late December 2008, this financial performance information is unaudited.

International Growth Equity Fund

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.22)
Total income (loss) from investment operations	(1.19)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$8.81
Total return (%)(c)(d)	(11.90	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	37.96	**
Ratio of expenses after expense reductions (%)	2.15	**
Ratio of net investment loss (%)	1.33	**
Portfolio turnover rate (%)	11	*

Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.22)
Total income (loss) from investment operations	(1.21)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$8.79
Total return (%)(c)	(12.10	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	38.68	**
Ratio of expenses after expense reductions (%)	2.90	**
Ratio of net investment loss (%)	0.57	**
Portfolio turnover rate (%)	11	*

92	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.22)
Total income (loss) from investment operations	(1.19)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$8.81
Total return (%)(c)	(11.90	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	4
Ratio of expenses before expense reductions (%)(e)	31.04	**
Ratio of expenses after expense reductions (%)	1.90	**
Ratio of net investment loss (%)	1.53	**
Portfolio turnover rate (%)	11	*

*	Not annualized.

**	Annualized.

(a)	The Fund commenced operations on December 29, 2008.

(b)	Based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days will have a lower total return due to the effect of the 2% redemption fee.

(d)	Total return does not include the effects of sales charges.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	93

This table is designed to help you understand International Equity Fund’s financial performance for the period ended March 31, 2009. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested. Because Class A, Class C and Class I shares commenced operations in late December 2008, this financial performance information is unaudited.

International Equity Fund

Class A	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.31)
Total income (loss) from investment operations	(1.30)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$8.70
Total return (%)(c)(d)	(13.00	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	31.68	**
Ratio of expenses after expense reductions (%)	1.75	**
Ratio of net investment loss (%)	0.33	**
Portfolio turnover rate (%)	6	*

Class C	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.31)
Total income (loss) from investment operations	(1.32)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$8.68
Total return (%)(c)	(13.20	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	–
Ratio of expenses before expense reductions (%)(e)	32.16	**
Ratio of expenses after expense reductions (%)	2.50	**
Ratio of net investment loss (%)	(0.42	)**
Portfolio turnover rate (%)	6	*

94	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Class I	Period Ended March 31, 2009(a) (Unaudited)
Selected Per Share Data Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.30)
Total income (loss) from investment operations	(1.29)
Distributions to shareholders from:
Net investment income	–
Redemption fees(b)	–
Net asset value, end of period	$8.71
Total return (%)(c)	(12.90	)*

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	4
Ratio of expenses before expense reductions (%)(e)	24.88	**
Ratio of expenses after expense reductions (%)	1.50	**
Ratio of net investment loss (%)	0.56	**
Portfolio turnover rate (%)	6	*

*	Not annualized.

**	Annualized.

(a)	The Fund commenced operations on December 29, 2008.

(b)	Based on average shares outstanding during the period.

(c)	Shareholders redeeming shares held less than thirty days will have a lower total return due to the effect of the 2% redemption fee.

(d)	Total return does not include the effects of sales charges.

(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

Nomura Partners Funds	The World from Asia	:	95

To get more information

Shareholder Reports. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. These include commentary from the Funds’ management team about recent market conditions and the effects of the Funds’ strategies on its performance. They also have detailed performance figures, a list of everything the Funds own, and the Funds’ financial statements. Shareholders get these reports automatically.

Statement of Additional Information (“SAI”). This tells you more about the Funds’ features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it is legally part of this prospectus).

The Funds’ most recent Annual and Semi-Annual reports and Statement of Additional Information are available, free of charge, by calling 1-800-535-2726 or on the Corporation’s website at www.nomurapartnersfunds.com. The Corporation’s prior website address www.thejapanfund.com may also be used to access the Corporation’s website. These documents and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Funds, including the Funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

To Make Investments	SEC

Nomura Partners Funds, Inc. P.O. Box 55760 Boston, MA 02205-8005 www.nomurapartnersfunds.com 1-800-535-2726	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 www.sec.gov 1-202-942-8090

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related SAI.

Distributed by:

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foresides.com

SEC Investment Company Act File Number:

Nomura Partners Funds, Inc.	811-01090

Nomura Asset Management U.S.A. Inc.

2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712

www.nomurapartnersfunds.com	NOM-PS-001-0709

THE JAPAN FUND

ASIA PACIFIC EX JAPAN FUND

INDIA FUND

GREATER CHINA FUND

GLOBAL EQUITY INCOME FUND

GLOBAL EMERGING MARKETS FUND

GLOBAL ALPHA EQUITY FUND

INTERNATIONAL GROWTH EQUITY FUND

INTERNATIONAL EQUITY FUND

Series of

NOMURA PARTNERS FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

June 29, 2009

Nomura Partners Funds, Inc. (the “Corporation”) is an open-end management investment company that currently consists of nine series which are described in this Statement of Additional Information (“SAI”). Each series except the Greater China Fund and the India Fund is diversified. This SAI relates to the Class A, Class C and Class I shares of each of The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund, as well as the Class S shares of The Japan Fund.

This SAI is not a prospectus and should be read in conjunction with the prospectus for the Corporation dated June 29, 2009 (the “Prospectus”) and as further amended from time to time. The Annual Report to Shareholders of the Corporation dated September 30, 2008 and the Semi-Annual Report to Shareholders of the Corporation dated March 31, 2009, are incorporated by reference and hereby deemed to be part of this SAI. A copy of the Prospectus and the Annual and Semi-Annual Reports to Shareholders may be obtained without charge by calling toll-free 1-800-535-2726.

i

NOMURA PARTNERS FUNDS, INC.

The Corporation is an open-end management investment company that continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund. The Corporation was organized as a Maryland corporation in 1961 as The Japan Fund, Inc. Effective as of December 1, 2008, the Corporation changed its name to Nomura Partners Funds, Inc. Currently, the Corporation consists of the following nine series (each a “Fund” and collectively the “Funds”):

The Japan Fund

Asia Pacific ex Japan Fund

India Fund

Greater China Fund

Global Equity Income Fund

Global Emerging Markets Fund

Global Alpha Equity Fund

International Growth Equity Fund

International Equity Fund

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), except for the India Fund and the Greater China Fund, which are non-diversified. Diversified means that at least 75% of the value of a Fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the Fund’s total assets are invested in the securities of a single issuer and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified Fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. Each Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements of Subchapter M. See “Taxes.”

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Each Fund’s fundamental investment limitations as listed below and the investment objectives restated in the “Investment Objectives, Policies and Strategies — Investment Objectives” section beginning on page 3 cannot be changed without approval by a “majority of the outstanding voting securities” of the applicable Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of a Fund is the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund.

The following are each Fund’s fundamental investment limitations set forth in their entirety. Each Fund may not:

(a)	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)	purchase physical commodities or contracts relating to physical commodities unless acquired as a result of ownership of securities or other instruments;

(d)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(e)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(f)	make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans; or

(g)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

All other investment policies and limitations described in this SAI, including those listed below, are not fundamental and may be changed without shareholder approval. Each Fund may not:

(1)	invest more than 20% of its total assets in debt securities of both foreign and domestic issuers;

(2)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes, and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(3)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(4)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(5)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(6)	purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 10% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)	lend portfolio securities in an amount greater than 33 1/3% (the Fund may set a lower percentage with a securities lending agent) of its total assets; and

(8)	purchase illiquid securities (including repurchase agreements of more than seven days’ duration, certain restricted securities, and other securities which are not readily marketable), if, as a result, such securities would represent, at the time of purchase, more than 15% of the value of the Fund’s net assets.

For purposes of clause (6) above, participatory notes, as described under “Investment Objectives, Policies and Strategies — Investment Techniques” below, are not deemed to be warrants.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives

The Japan Fund

The Japan Fund’s investment objective is to achieve long-term capital growth.

Asia Pacific ex Japan Fund

The Asia Pacific ex Japan Fund’s investment objective is to achieve long-term capital growth.

India Fund

The India Fund’s investment objective is to achieve long-term capital growth.

Greater China Fund

The Greater China Fund’s investment objective is to achieve long-term capital growth.

Global Equity Income Fund

The Global Equity Income Fund’s investment objective is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

Global Emerging Markets Fund

The Global Emerging Markets Fund’s investment objective is to achieve long-term capital growth.

Global Alpha Equity Fund

The Global Alpha Equity Fund’s investment objective is to achieve long-term capital growth.

International Growth Equity Fund

The International Growth Equity Fund’s investment objective is to achieve long-term capital growth.

International Equity Fund

The International Equity Fund’s investment objective is to achieve long-term capital growth.

Each Fund considers its investment objective a fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and        13(a)(3) of the 1940 Act. Descriptions of each Fund’s policies, strategies and techniques, as well as additional information regarding the characteristics and risks associated with each Fund’s investment techniques are set forth below.

Investment Policies

The Japan Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan (as defined in the Prospectus).

The Asia Pacific ex Japan Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of companies in the Asia Pacific region, excluding Japan.

The India Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of Indian companies (as defined in the Prospectus) or instruments that have similar economic characteristics.

The Greater China Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of Chinese companies (as defined in the Prospectus) or instruments that have similar economic characteristics.

The Global Equity Income Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities.

The Global Emerging Markets Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in securities of issuers in emerging markets (i.e., countries that have an emerging market as defined by Standard & Poor’s® (“S&P®”), countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar emerging characteristics) and other investments that are tied economically to emerging markets.

The Global Alpha Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies.

The International Growth Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a portfolio of equity securities of non-U.S. companies.

The International Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of non-U.S. companies, either directly or through other Funds.

The above policies are subject to change only upon 60 days’ notice to shareholders. The term “assets” as used in the above policies, means net assets plus the amount of any borrowings for investment purposes.

Each Fund may engage in active and frequent trading.

Investment Techniques

The following pages contain more detailed information about types of instruments in which the Funds may invest, strategies the Funds’ investment advisor, Nomura Asset Management U.S.A. Inc (“NAM USA” or the “Advisor”) and the Funds’ investment sub-advisors may employ in pursuit of the Funds’ investment objectives, and a summary of related risks. NAM USA and the sub-advisors may not buy all of these instruments or use all of these techniques unless they believe that doing so will help a Fund achieve its goal.

Borrowing. Each Fund may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Except as otherwise provided in this SAI, each of the Funds may borrow money as permitted by the 1940 Act, including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires each of the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

Cash Management. Each Fund can hold un-invested cash, including cash collateral from securities lending (if any), or can invest in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds, or units of registered or unregistered collective investment vehicles (which invest in Rule 2a-7 permitted assets). Generally, these securities offer less potential for gains than other types of securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Each Fund may invest in bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country or Geographic Region. Fund management considers a number of factors to determine whether an investment is tied economically to relevant regions or countries, including: the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of the region/country; whether the investment is exposed to the economic fortunes and risks of the region/country; and the source of government guarantees (if any).

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Foreign Currency Transactions. Each of the Funds may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Fund. The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A “settlement hedge” or “transaction hedge” is designed to protect the Funds against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. Dollars “locks in” the U.S. Dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Funds in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Fund management.

Each of the Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Funds could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Each of the Funds may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Each of the Funds may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Each Fund’s sub-advisor will determine what currency transactions the Fund should engage in. Successful use of currency management strategies will depend on the sub-advisor’s skill in analyzing currency values. Currency management strategies may substantially change the Funds’ investment exposure to changes in currency exchange rates and could result in losses to the Funds if currencies do not perform as the sub-advisor anticipates. For example, if a currency’s value rose at a time when a sub-advisor had hedged a Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If a sub-advisor hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a sub-advisor increases a Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. Each of the Funds may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a “regulated investment company” under the Code. Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. There is no assurance that a sub-advisor’s use of currency management strategies will be advantageous to a Fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying instrument, and the purchaser of a currency put obtains the right to sell the underlying instrument.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed below. Each of the Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. Dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a Fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Futures, Options and Swaps. The success of any strategy involving futures, options and swaps depends on the applicable sub-advisor’s analysis of many economic and mathematical factors and a Fund’s return may be higher if it never invests in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process of “marking to market” will be reflected in the daily calculation of open positions computed in each Fund’s net asset value per share (“NAV”). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. In the event of the bankruptcy of a futures commission merchant that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the future commission merchant’s other customers, potentially resulting in losses to the Fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the Fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

Limitations on Futures and Options Transactions. The Corporation has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operation. Accordingly, none of the Funds are subject to registration or regulation as a CPO.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match the Funds’ current or anticipated investments exactly. Each of the Funds may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the futures position will not track the performance of the Fund’s other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

There is no assurance that a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges, known as “OTC options”) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Funds’ current or anticipated investments exactly. Each of the Funds may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options position will not track the performance of the Fund’s other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each of the Funds may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Board of Directors, the applicable sub-advisor determines the liquidity of each Fund’s investments and, through reports from the sub-advisors, the Board monitors investments in illiquid securities. In determining the liquidity of a Fund’s investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. Dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Initial Public Offerings (“IPOs”). The Funds may purchase securities through initial public offerings. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities, as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a Fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. See “Repurchase Agreements.” Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (“NRSRO”) with the U.S. Securities and Exchange Commission (the “SEC”) (for example, Moody’s Investors Service, Inc.), or is unrated but considered to be of equivalent quality by the applicable sub-advisor.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Each of the Funds limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require each Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, the sub-advisors’ research and credit analysis are an especially important part of managing securities of this type. The sub-advisors will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The sub-advisors’ analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder if it determines this to be in the best interest of such Fund’s shareholders.

Participatory Notes. Each Fund may invest in participatory notes. Participatory notes, which may be issued in various structures and may be designated by different terms, including, but not limited to, P-Notes and warrants, are instruments that derive their value from an underlying or referenced financial instrument, such as an equity share. Generally, non-U.S.-based brokerages buy locally-based securities and then issue participatory notes to investors. Participatory notes are subject to both investment risk relating to the underlying or referenced financial instrument and credit risk based on the uncertainty of the counterparty’s (i.e., the non-U.S.-based brokerage’s) ability to meet its obligations.

Preferred Securities. Preferred securities represent an equity or ownership interest in an issuer that is entitled to dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities and common stock.

Real Estate Investment Trusts. Each Fund is permitted to invest in real estate investment trusts (“REITs”). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Funds will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the applicable sub-advisor.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fund will only enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by such Fund’s sub-advisor. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.

Securities Lending. Subject to investment limitation (7) above under “Investment Restrictions,” each Fund may lend securities from its portfolio to parties such as broker-dealers or other institutions. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, earn additional income. Generally, the purpose of such loans is to permit the borrowers to use such securities for delivery to purchasers when such borrowers have sold short. The borrower provides a Fund with collateral in an amount at least equal to the value of the securities loaned. The cash collateral received by such Fund is invested in cash or cash equivalents. Each Fund retains the right to vote or consent on proxy proposals involving material events affecting securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Fund is obligated to return the collateral to the borrower at the termination of the loan. Each Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Funds may pay reasonable finder’s, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. These events could trigger adverse tax consequences to the Fund.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a Fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two-party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. Each Fund may act as either the buyer or the seller of a credit default swap. A Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by “eligible participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore, not subject to regulation as futures or commodity option transactions under the CEA.

Temporary Defensive Policies. Each of the Funds reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Warrants and Rights. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be.

Warrants and rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant or right ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. They are also generally less liquid than an investment in the underlying securities.

Zero Coupon Bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a Fund’s dividend, a portion of the difference between a zero coupon bond’s purchase price and its face value is considered income.

Master/Feeder Structure. The Board of Directors has the discretion to retain the current distribution arrangement for each of the Funds while investing in a master/feeder fund structure, as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average daily net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss.

Fund of Funds Structure. Each of the Asia Pacific ex Japan Fund and the International Equity Fund are permitted to invest in certain other Funds within the Corporation. These two Funds are permitted to invest in one another, to the extent permitted by applicable law.

Additional Information about Investment Strategies. The sub-advisors may use Standard Industrial Classification (“SIC”) Codes or any other reasonable industry classification system (including systems developed by the sub-advisors) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various sub-advisors may differ from one another.

In addition each sub-advisor may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it advises that are specific to that sub-advisor. For example, a sub-advisor may employ its own internally-developed definitions and standards in connection with characterizing a security as an “equity” or “debt” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” determining the scope of a “geographic region,” characterizing an investment as “income-producing” and characterizing an investment as a U.S. or non-U.S. investment. In addition, the definitions and standards used by a sub-advisor may change over time and without notice to investors, and in certain cases a sub-advisor may use definitions for a Fund which differ from the definitions and standards it uses for other series of the Corporation or for other funds and accounts which it advises.

Chinese Securities. The Funds may hold securities listed on the Shanghai or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. In addition to B shares, the Funds may also invest in Hong Kong listed H shares, Hong Kong listed Red Chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

RISKS OF INVESTMENT

Risks Associated with Emerging Markets. The risks of investment in developing or emerging economies and markets arise from (i) the lack of social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Funds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds’ loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies trading at prices that may not be consistent with traditional valuation measures; and (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds.

Many developing countries in which the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging markets countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging markets countries may take the form of (i) high interest rates, (ii) high levels of inflation, including hyperinflation, (iii) high levels of unemployment or underemployment, (iv) changes in government economic and tax policies, including confiscatory taxation, and (v) imposition of trade barriers.

Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total gross domestic product (“GDP”). These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its funds for social programs rather than making payments to foreign creditors. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations or have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging markets countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.

In addition, brokerage commissions, custodian services, withholding taxes, and other costs relating to investment in foreign markets may be more expensive than in the United States. The operating expense ratio of the Fund may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.

Many emerging markets countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging markets countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries. Shareholders’ rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. The Funds may therefore have more difficulty asserting shareholder rights than they would as a shareholder of a comparable U.S. company.

Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. Dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that the relevant sub-advisors will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. Dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (“OTC”) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign sub-custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Risks of Investing in Foreign Countries. Each of the Funds may invest in companies from different countries. In addition, the Asia Pacific ex Japan Fund may invest up to 20% of its total assets in securities that are not securities of Asia Pacific ex Japan companies (as defined in the Prospectus), and The Japan Fund, the India Fund and the Greater China Fund each may invest up to 20% of its total assets in securities of companies that are not Japanese companies (as defined in the Prospectus), Indian Companies (as defined in the Prospectus) or Chinese Companies (as defined in the Prospectus), respectively. Such investments by the Funds may be in the securities of companies from any country, including, without limitation, the United States. Each country’s size, level of economic development, and economic and political stability will have an impact on the value of those companies.

The Japan Fund, the India Fund and the Greater China Fund concentrate their investments in securities of Japanese companies, Indian companies and Chinese companies, respectively. Consequently, the share price of each of these Funds may be more volatile, and more impacted by political, economic and other events in the country in which they invest than that of mutual funds that are not as geographically concentrated. Information regarding the risks associated with investing in Japan, India and China (including Hong Kong and Taiwan) is included in the Funds’ Prospectus.

An investment in any of the Funds should not be considered a complete investment program; rather it may be used as a vehicle for diversification.

Risks of Investing in India. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominantly invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter market of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the “Guidelines”) published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division, the Foreign Exchange Management (Transfer or Issue of Security by a Person Resident Outside India) Regulations, 2000 and the Securities and Exchange Board of India (Foreign Institutional Investors) Regulations, 1995. FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. NAM Singapore is a registered FII. FIIs and their sub-accounts are required to observe certain investment restrictions, including an ownership ceiling on the total issued share capital of any one Indian company of: (1) 10% for an FII; and (2) 10% for each sub-account categorized as a “broad based fund” or a “proprietary fund” or 5% for sub-accounts registered under the Foreign Companies/Individual category.

In addition, the shareholdings of all registered FIIs may not exceed 24% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval and the sectoral cap prescribed for Foreign Direct Investment (“FDI”) in the company based on the activities undertaken by it. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see “Taxes — Indian Taxation” below. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for the Funds to reach their investment objectives or repatriate their income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by a Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of that Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time that it desires.

The ability of the Funds to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Funds to repatriate their income and capital. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, a Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the U.S. Internal Revenue Code.

Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy and escalating tensions could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The long-standing dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a Fund’s investments.

Risks of Investing in Latin America. As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States. Accordingly, these countries may be sensitive to fluctuations in U.S. demand and changes in U.S. market conditions.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of foreign debt and default. The majority of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Historically, government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets.

Risks of Investing in Europe. The European Union (“EU”) is an intergovernmental and supranational union of most Western European countries and a growing number of Eastern European countries, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established, among other things, the European Economic and Monetary Union (“EMU”) which sets out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the Euro. Many member states have adopted, and other member states are generally expected to eventually adopt, the Euro as their single currency. When a member state adopts the Euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank. However, certain countries do not qualify for the Euro and thus risk being left behind.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members or requires candidates for EMU membership to comply with. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. The countries adopting the Euro must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States and could pose political risk. One or more member states might exit the EU, placing its currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. The EU has been extending its influence to the east. It has accepted several Eastern European countries as new members, and has plans to accept several more in the medium-term. It is hoped that membership for these states will help cement economic and political stability. For these countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, new member states which were former Soviet satellites remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the old Soviet Union. Further expansion of the EU has long-term economic benefits, but certain European countries are not viewed as currently suitable for membership, especially the troubled economies of countries further east. Also, as the EU continues to enlarge, the candidate countries’ accessions may grow more controversial. Some member states may reject certain candidate countries that hope to join the EU because of concerns about the possible economic, immigration, and cultural implications that may result from such enlargement. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. For example, a large segment of the population in the United Kingdom may be indifferent or opposed to the EU, while other countries are generally more in favor of European integration.

It is possible that the gap between rich and poor within the EU’s member countries, and particularly among new members that have not met the requirements for joining the EMU, may increase, and that realigning traditional alliances could alter trading relationships and potentially provoke divisive socioeconomic splits.

In the transition to the single economic system, significant political decisions will be made which may affect the market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications.

Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among EMU member countries. According to the Maastricht Treaty, member countries must maintain tight control over inflation, public debt, and budget deficit in order to qualify for participation in the Euro. These requirements severely limit EMU member countries’ ability to implement monetary policy to address regional economic conditions.

Risks of Investing in the Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Many Middle Eastern and African countries historically have suffered from political instability. Despite a growing trend towards democratization, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. In addition, Middle Eastern and African countries historically have suffered from economic instability. Certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States.

THE INVESTMENT ADVISOR AND THE SUB-ADVISORS

Effective November 1, 2008, Nomura Asset Management U.S.A. Inc. (“NAM USA”) became the investment advisor for The Japan Fund. Effective December 22, 2008, NAM USA became the investment advisor to each of the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund. NAM USA, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a wholly-owned subsidiary of Nomura Asset Management Co., Ltd. (“NAM Tokyo”). NAM USA provides global investment advisory services, primarily with respect to Japanese securities and other Pacific Basin securities, for North American institutional clients.

Under its investment advisory agreements with the Funds (the “Investment Advisory Agreements”), NAM USA agrees to provide, or arrange for the provision of, investment advisory and certain management services to the Funds, subject to the oversight and supervision of the Board of Directors of the Corporation. NAM USA is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund.

Fund	Sub-Advisor(s)

The Japan Fund	NAM Tokyo

Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)

India Fund	NAM Singapore

Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)

Global Equity Income Fund	NAM Tokyo, NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)

Global Emerging Markets Fund	Martin Currie Inc. (“Martin Currie”)

Global Alpha Equity Fund	Martin Currie

International Growth Equity Fund	McKinley Capital Management, LLC (“McKinley Capital”)

International Equity Fund	NAM UK

NAM Tokyo, a Japanese corporation with its principal office located at 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan, provides investment advisory services for Japanese and international clients. Each of NAM Hong Kong, NAM Singapore and NAM UK is a wholly-owned subsidiary of NAM Tokyo.

NAM Tokyo and its investment advisory subsidiaries had approximately $207.2 billion in assets under management as of March 31, 2009. NAM Tokyo is a wholly-owned subsidiary of Nomura Holdings, Inc. Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc., is one of the largest securities companies in Japan.

Martin Currie, a New York corporation, is a registered investment adviser and a wholly-owned subsidiary of Martin Currie Ltd. (“MC Ltd.”), a company incorporated in Scotland, with its registered office at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES.

Martin Currie is part of a group of companies owned by MC Ltd., which includes three operating subsidiaries: Martin Currie Inc., Martin Currie Investment Management Ltd., (“MCIM”) and Martin Currie Unit Trusts Limited (collectively, the “Martin Currie Group”). As of March 31, 2009, the Martin Currie Group had assets under management totaling approximately $13.2 billion.

McKinley Capital, a Delaware limited liability company, was reorganized and converted on November 5, 2008 from an Alaska corporation, McKinley Capital Management, Inc. (“MCM, AK”), which was founded in 1990, to a Delaware limited liability company (by way of merger with a newly formed entity).

Robert B. Gillam, who serves in a representative capacity for two separate trusts which as of the date of this SAI are the sole shareholders of McKinley Capital. As of March 31, 2009, McKinley Capital had assets under management totaling approximately $9.2 billion.

Management-Related Expenses. Under the terms of the Investment Advisory Agreements, each Fund is responsible for payment of all expenses other than those specifically payable by NAM USA.

Advisory Fees. For the services of NAM USA under the Investment Advisory Agreements, each Fund pays NAM USA a monthly advisory fee at an annual rate of such Fund’s average daily net assets as set forth below:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.

Asia Pacific ex Japan Fund

1.10% on the first $1 billion;

1.00% on the next $1 billion; and

0.95% on the Fund’s average daily net assets in excess of $2 billion.

The calculation of the Fund’s average daily net assets excludes assets invested in other Funds that are series of the Corporation.

India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.

Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.

Global Equity Income Fund	0.90% on the first $500 million; 0.85% on the next $500 million; 0.80% on the next $500 million; 0.75% on the next $500 million; and 0.70% on assets greater than $2 billion.

Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.

Global Alpha Equity Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.90% on the Fund’s average daily net assets in excess of $2 billion.

International Growth Equity Fund	1.05% on the first $1 billion; 0.95% on the next $1 billion; and 0.85% on the Fund’s average daily net assets in excess of $2 billion.

International Equity Fund	0.85%. The calculation of the Fund’s average daily net assets excludes assets invested in other Funds that are series of the Corporation.

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has agreed to waive its advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.60% for the Asia Pacific ex Japan Fund; 1.70% for the India Fund; 1.70% for the Greater China Fund; 1.50% for the Global Equity Income Fund; 1.70% for the Global Emerging Markets Fund; 1.60% for the Global Alpha Equity Fund; 1.50% for the International Growth Equity Fund; and 1.50% for the International Equity Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until December 31, 2010. If, following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as such Fund’s investment advisor at such time.

The Japan Fund

NAM USA has agreed to waive a 10 basis point portion (0.10%) of its investment advisory fee for a period of 24 months, commencing on the effective date of The Japan Fund’s Investment Advisory Agreement.

Each sub-advisor receives compensation for its services out of NAM USA’s advisory fee. The sub-advisor service fee rates that NAM USA pays to unaffiliated sub-advisors are as follows:

Average Daily Net Assets	Annual Rate
Global Emerging Markets Fund
First $1 billion Next $1 billion Amount over $2 billion	0.60 0.55 0.50	% % %

Global Alpha Equity Fund
First $1 billion Next $1 billion Amount over $2 billion	0.55 0.50 0.45	% % %

International Growth Equity Fund
First $10 million Next $15 million Next $25 million Next $100 million Next $100 million	0.75 0.65 0.60 0.50 0.47	% % % % %
Amounts not less than $250 million First $250 million Next $250 million Amount over $500 million	0.45 0.40 0.37	% % %

Fidelity Management & Research Company (“FMR”) served as the investment advisor to The Japan Fund prior to November 1, 2008. FMR was compensated based on the same fee schedule applicable to NAM USA under the Investment Advisory Agreement. For the fiscal years ended September 30, 2008 and September 30, 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal year ended December 31, 2005, FMR received investment advisory fees from the Fund of $1,814,422, $2,292,220, $2,044,460 and $2,382,060, respectively.

PORTFOLIO MANAGERS

The Japan Fund

Four portfolio managers of NAM Tokyo are primarily responsible for the management of The Japan Fund: Mr. Shigeru Hirabayashi, who joined NAM Tokyo in 1988, is the lead portfolio manager; and Messrs. Kentaro Takayanagi, Tomoyuki Takahashi and Hitoshi Nagasawa are the other principal members of the team.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Shigeru Hirabayashi	0	1	0	0	0	0
		$1,466,000,000
Kentaro Takayanagi	0	2	0	0	0	0
		$1,900,000,000
Tomoyuki Takahashi	0	1	0	0	0	0
		$1,466,000,000
Hitoshi Nagasawa	0	2	0	0	0	0
		$1,472,000,000

Securities Ownership of Portfolio Managers. As of March 31, 2009, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus is based on both quantitative and qualitative scores. The quantitative score is based on the performance of the portfolio manager’s accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80% of the performance appraisal measurement. As indicated above, the portfolio managers are responsible for multiple accounts. The quantitative scoring generally takes into the performance of each of these accounts, as well as a peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. In evaluating the performance of the Fund, NAM Tokyo will utilize the performance of the TOPIX as the benchmark. The performance is determined not only by the performance of the portfolios managed by the portfolio manager, but also by analyzing the quality of the portfolio manager’s contribution to NAM Tokyo, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can represent up to 100% or more of base salary, NAM Tokyo has indicated that cash bonuses typically represent approximately 20 to 40% of a portfolio manager’s aggregate cash compensation. For portfolio managers who are members of NAM Tokyo’s Investment Strategy Committee, consideration is also given to their contributions to investment decisions made by the Committee.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM Tokyo has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

Asia Pacific ex Japan Fund

Three portfolio managers of NAM Singapore are primarily responsible for the management of the Asia Pacific ex Japan Fund: Mr. Graham Muirhead, Mr. Ken Leong and Ms. Serene Chng.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Graham Muirhead	0	1	5	0	0	1
		$20,000,000	$321,000,000			$149,000,000
Ken Leong	0	1	7	0	1	0
		$6,000,000	$966,000,000		$6,000,000
Serene Chng	0	2	0	0	0	0
		$34,000,000

Securities Ownership of Portfolio Managers. As of March 31, 2009, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his or her specialties and expertise, a review of his or her capabilities to achieve assigned duties and a review of his or her management and communication skills.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is based on the performance of each portfolio manager’s accounts, measured on a pre-tax basis for rolling three-year periods against the pre-determined benchmarks. In evaluating performance for the Fund, NAM Singapore will utilize the performance of the MSCI Asia Pacific ex Japan Index as the benchmark. The quantitative scoring for purposes of the bonus comprises 60% of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to NAM Singapore. While the bonus can represent up to 100% or more of base salary, NAM Singapore has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio managers’ aggregate cash compensation.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM Singapore has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

India Fund

Two portfolio managers of NAM Singapore are primarily responsible for the management of the India Fund: Mr. Vipul Mehta and Mr. Vipin Kapoor.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Vipul Mehta	0	3	3	0	1	0
		$612,000,000	$264,000,000		$75,000,000
Vipin Kapoor	0	0	0	0	0	0

Securities Ownership of Portfolio Managers. As of March 31, 2009, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of each portfolio manager’s accounts, measured on a pre-tax basis for rolling three-year periods against the pre-determined benchmarks. In evaluating performance for the Fund, NAM Singapore will utilize the performance of the MSCI India Index as the benchmark. The quantitative scoring for purposes of the bonus comprises 60% of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to NAM Singapore. While the bonus can represent up to 100% or more of base salary, NAM Singapore has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio managers’ aggregate cash compensation.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM Singapore has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

Greater China Fund

Two portfolio managers of NAM Hong Kong are primarily responsible for the management of the Greater China Fund: Mr. Kingston Lee and Mr. Shen Xiao Min.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kingston Lee	0	7	1	0	0	0
		$1,047,000,000	$277,000,000
Shen Xiao Min	0	2	0	0	0	0
		$69,000,000

Securities Ownership of Portfolio Managers. As of March 31, 2009, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. The portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, the portfolio managers may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of each portfolio manager’s accounts, measured on a pre-tax basis for rolling three-year periods against the pre-determined benchmarks. In evaluating performance for the Fund, NAM Hong Kong will utilize the performance of the MSCI Golden Dragon Index as the benchmark. The quantitative scoring for purposes of the bonus comprises 60% of the performance appraisal measurement. The qualitative score is determined by analyzing the quality of the portfolio manager’s contribution to NAM Hong Kong. While the bonus can represent up to 100% or more of base salary, the NAM Hong Kong has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio managers’ aggregate cash compensation.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM Hong Kong has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

Global Equity Income Fund

Two portfolio managers of NAM Tokyo are primarily responsible for the management of the Global Equity Income Fund: Mr. Hideyuki Aoki and Mr. Akira Ueno.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hideyuki Aoki	0	4	0	0	0	0
		$3,246,000,000
Akira Ueno	0	4	0	0	0	0
		$3,246,000,000

Securities Ownership of Portfolio Managers. As of March 31, 2009, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. The portfolio managers receive a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine each portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager’s accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80% of the performance appraisal measurement. As indicated above, the portfolio managers are responsible for multiple accounts. The quantitative scoring generally takes into the performance of each of these accounts, as well as peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. In evaluating the performance of the Fund, NAM Tokyo will utilize the performance of the MSCI World Index as the benchmark. The performance is determined not only by the performance of the portfolios managed by the portfolio manager, but also by analyzing the quality of the portfolio manager’s contribution to NAM Tokyo, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can represent up to 100% or more of base salary, NAM Tokyo has indicated that cash bonuses typically represent approximately 20 to 40% of its portfolio manager’s aggregate cash compensation. For portfolio managers who are members of NAM Tokyo’s Investment Strategy Committee, consideration is also given to their contributions to investment decisions made by the Committee.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where NAM Tokyo has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

Global Emerging Markets Fund

Mr. Dariusz Sliwinski, a portfolio manager of Martin Currie, is primarily responsible for the management of the Global Emerging Markets Fund.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Global Emerging Markets Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of March 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dariusz Sliwinski	1	1	3	0	0	0
	$207,000,000	$28,000,000	$22,000,000

Securities Ownership of Portfolio Managers. As of March 31, 2009, the portfolio manager listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. Martin Currie’s remuneration strategy is designed to recruit and retain high quality staff, and to motivate them with performance-based reward. Its strategy is focused on overall remuneration, which they call “Total Reward,” and is comprised of performance-based incentives, salary, equity and other benefits.

•	Martin Currie benchmarks Total Reward against the market using compensation survey data in respect of both Scotland and UK equity management companies.

•

Martin Currie’s policy is to target upper quartile Total Reward for individuals who consistently deliver upper quartile performance. Each individual’s performance is assessed annually and Martin Currie defines an upper quartile performer as someone who delivers upper quartile performance consistently over more than one performance period.

Base Salary Compensation. Martin Currie’s policy is that performance based reward is the primary component of total reward for investment professionals. Martin Currie also benchmarks salary against the market and aims to ensure that each individual’s salary is within the range appropriate to the role.

Discretionary Compensation. For investment staff, performance based reward is the most significant component of Total Reward. The components are as follows:

•

Performance based remuneration: Remuneration for individual performance is based on the performance of the whole product. There is a claw back arrangement to discourage poor risk management. This bonus is capped at a prescribed maximum percentage of salary.

•

Revenue share: Product managers receive a percentage of annual fee revenues less costs. This is payable on existing client funds to ensure a strong focus on existing client relationships. The bonus payable is uncapped.

Equity is a key component of the Martin Currie culture and the business is primarily owned by employees. All staff are encouraged to become shareholders and key investment staff hold equity through a combination of ordinary shares and options.

Performance targets for product managers reflect the products they manage. For sector managers, the emphasis is on the performance of their recommendations.

All members of the investment team receive a base salary. In addition, they receive payments through a range of bonus schemes, one of which is capped to a maximum percentage of salary. This is a range of between 60% and 100% depending on their professional level, and is based upon meeting or exceeding investment performance. These individuals also receive a revenue share based on management fees less costs, which is uncapped, and they may receive a bonus based on hedge fund performance fees if appropriate. This is uncapped also. Equity is part of the reward package and all senior management and most employees own part of the company. There are reinvestment requirements within Martin Currie’s bonus schemes. Options are also granted to key individuals.

The percentage mix of bonus payable varies by the individual involved, their seniority in the firm, the performance generated and their adherence to risk parameters and their wider contribution to the company. In addition all in staff benefit from the equity ownership schemes.

Potential Material Conflicts of Interest. Equitable treatment of client monies is a fundamental ethical principle of Martin Currie’s investment management business. Martin Currie believes that the management of potential conflicts of interest is relevant to the business, regardless of the client mix and fund types.

Martin Currie’s robust code of ethics and strong compliance management demonstrate effective conflict management wherever it could arise. Furthermore, Martin Currie’s corporate structure implicitly provides a layer of self-control. All senior management and most staff hold equity in the company, ensuring personal, corporate and client interests are closely aligned.

Martin Currie’s policy is to pro-rate on all trades, allocating where applicable to the nearest round lot size, unless the allocation is so small it is not viable and it is not in the client’s interest to receive an allocation. Such manual overrides of an otherwise automated process are cleared with the Risk and Compliance team prior to completion.

Global Alpha Equity Fund

Two portfolio managers of Martin Currie are primarily responsible for the management of the Global Alpha Equity Fund: Mr. James Fairweather and Mr. David Sheasby.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Fairweather	0	4	30	0	0	0
		$104,000,000	$2,293,000,000
David Sheasby	0	4	30	0	0	0
		$104,000,000	$2,293,000,000

Securities Ownership of Portfolio Managers. As of March 31, 2009, the portfolio manager listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. Martin Currie’s remuneration strategy is designed to recruit and retain high quality staff, and to motivate them with performance-based reward. Its strategy is focused on overall remuneration, which they call “Total Reward,” and is comprised of performance-based incentives, salary, equity and other benefits.

•	Martin Currie benchmarks Total Reward against the market using compensation survey data in respect of both Scotland and UK equity management companies.

•

Martin Currie’s policy is to target upper quartile Total Reward for individuals who consistently deliver upper quartile performance. Each individual’s performance is assessed annually and Martin Currie defines an upper quartile performer as someone who delivers upper quartile performance consistently over more than one performance period.

Base Salary Compensation. Martin Currie’s policy is that performance based reward is the primary component of total reward for investment professionals. Martin Currie also benchmarks salary against the market and aims to ensure that each individual’s salary is within the range appropriate to the role.

Discretionary Compensation. For investment staff, performance based reward is the most significant component of Total Reward. The components are as follows:

•

Performance based remuneration: Remuneration for individual performance is based on the performance of the whole product. There is a claw back arrangement to discourage poor risk management. This bonus is capped at a prescribed maximum percentage of salary.

•

Revenue share: Product managers receive a percentage of annual fee revenues less costs. This is payable on existing client funds to ensure a strong focus on existing client relationships. The bonus payable is uncapped.

Equity is a key component of the Martin Currie culture and the business is primarily owned by employees. All staff are encouraged to become shareholders and key investment staff hold equity through a combination of ordinary shares and options.

Performance targets for product managers reflect the products they manage. For sector managers, the emphasis is on the performance of their recommendations.

All members of the investment team receive a base salary. In addition, they receive payments through a range of bonus schemes, one of which is capped to a maximum percentage of salary. This is a range of between 60% and 100% depending on their professional level, and is based upon meeting or exceeding investment performance. These individuals also receive a revenue share based on management fees less costs, which is uncapped, and they may receive a bonus based on hedge fund performance fees if appropriate. This is uncapped also. Equity is part of the reward package and all senior management and most employees own part of the company. There are reinvestment requirements within Martin Currie’s bonus schemes. Options are also granted to key individuals.

The percentage mix of bonus payable varies by the individual involved, their seniority in the firm, the performance generated and their adherence to risk parameters and their wider contribution to the company. In addition all in staff benefit from the equity ownership schemes.

Potential Material Conflicts of Interest. Equitable treatment of client monies is a fundamental ethical principle of Martin Currie’s investment management business. Martin Currie believes that the management of potential conflicts of interest is relevant to the business, regardless of the client mix and fund types.

Martin Currie’s robust code of ethics and strong compliance management demonstrate effective conflict management wherever it could arise. Furthermore, Martin Currie’s corporate structure implicitly provides a layer of self-control. All senior management and most staff hold equity in the company, ensuring personal, corporate and client interests are closely aligned.

Martin Currie’s policy is to pro-rate on all trades, allocating where applicable to the nearest round lot size, unless the allocation is so small it is not viable and it is not in the client’s interest to receive an allocation. Such manual overrides of an otherwise automated process are cleared with the Risk and Compliance team prior to completion.

International Growth Equity Fund

Eight portfolio managers of McKinley Capital are primarily responsible for the management of the International Growth Equity Fund: Mr. Robert B. Gillam, Mr. Robert A. Gillam, Mr. Gregory Samorajski, Mr. Paul Hanson, Mr. Forrest Badgley, Mr. Sheldon Lien, Mr. Brandon Rinner and Mr. Frederick Parke.

Other Funds and Accounts Managed. McKinley Capital employs a team approach to portfolio management. McKinley Capital’s portfolio managers are equally responsible for the day-to-day management of the accounts and funds listed in the table below. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert B. Gillam,
Robert A. Gillam,
Gregory Samorajski,
Paul Hanson,
Forrest Badgley,
Sheldon Lien,
Brandon Rinner and	8	6	79	0	0	2
Frederick Parke	$790,000,000	$593,000,000	$7,547,000,000			$226,000,000

Securities Ownership of Portfolio Managers. As of March 31, 2009, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. Compensation to McKinley Capital’s investment professionals comes in the form of a base salary, cash bonus, deferred compensation and incentive stock options. The base salary is determined by the individual’s years of experience and market rates. The cash bonus, deferred compensation and incentive stock option awards are based solely on the discretion of McKinley Capital’s Executive Committee. There is no performance compensation for any portfolio manager with respect to the Fund.

McKinley Capital also offers healthcare benefits, a 401(k) plan that includes firm matching of employee contributions, and career enhancement opportunities, including financial assistance for those seeking to further their education and/or professional credentials (e.g., university coursework, CFA exam seminars).

McKinley Capital is committed to offering a compensation package that will continue to attract, retain, and motivate talented professionals. Lifestyle and quality of life also play a role in retaining and attracting professionals.

Base Salary Compensation. The base salary is determined by the individual’s years of experience and market rates.

Discretionary Compensation. The cash bonus, deferred compensation and incentive stock option awards are based solely on the discretion of McKinley Capital’s Executive Committee.

Potential Material Conflicts of Interest. McKinley Capital reviews each new relationship for potential conflicts of interest. The firm has policies and procedures in place to manage such potential conflicts of interest, and additional controls may be implemented as deemed advisable to ensure there is fair treatment among accounts for trade opportunities and trade execution. Allocation procedures are periodically reviewed and tested for compliance with the firm’s policy. Trades are generally blocked and shares distributed according to each account’s ability to participate. McKinley Capital will not initiate any short position if another managed account that the firm advises holds the same security as a long position. Certain exceptions may apply but only if approved by the compliance officer. The firm holds all portfolio and trading related personnel responsible for adherence to client guidelines and restrictions. Exceptions may only be made if approved by the compliance officer. The compliance department periodically tests trading for compliance with these restrictions. McKinley Capital also holds all personnel to a strict Code of Ethics that includes personal trading pre-clearance requirements and outside activities approval to further assure clients that conflicts are effectively addressed. McKinley Capital does act as the general partner of several limited partnership commingled investment funds. These accounts are subject to the same conflict of interest restrictions as all other accounts.

Portfolio managers and the traders allocate transactions before execution. When an aggregated order is filled in its entirety, the order is allocated to participating accounts in accordance with the preliminary allocation schedule. Deviations from the preliminary allocation and its justification must be documented in writing by the portfolio manager requesting the trade. An order is considered to be filled in its entirety even if it takes more than a single day to complete the entire transaction as long as there is a reasonable expectation that the order will be filled within a reasonable period. In such cases, the portion of the order completed each day ordinarily will be allocated in accordance with the preliminary allocation schedule using blocks of five shares rounding.

Wherever and whenever possible McKinley Capital bunches, blocks, or aggregates brokerage orders for clients in an omnibus fashion rather than execute individual transactions for each account. Allocations are sent to the broker before the end of the day in accordance with the process described above.

International Equity Fund

Two portfolio managers of NAM UK are primarily responsible for the management of the International Equity Fund: Mr. Richard Bisson and Mr. Emmanuel Raymond.

Other Funds and Accounts Managed. The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2009.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which the Advisory Fee is Performance-Based
Names of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Bisson	0	0	1	0	0	0
			$85,000,000
Emmanuel Raymond	0	0	2	0	0	0
			$72,000,000

Securities Ownership of Portfolio Managers. As of March 31, 2009, the portfolio managers listed above did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure. For each portfolio manager listed above, compensation consists of base salary, discretionary bonus and a defined contribution pension plan.

Base Salary Compensation. Generally, the portfolio managers receive fixed salary compensation based on their duties and performance. The amount of base salary is reviewed after completion of the formal performance appraisal process. In order to appraise each portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

The defined contribution pension plan is as for all other employees.

Discretionary Compensation. In addition to base compensation, each portfolio manager may receive discretionary compensation in the form of a cash bonus, determined as below:

For Richard Bisson, the bonus has no fixed formula but is dependent on the overall investment performance of the investment team, the general development of the business and growth in assets under management. Bonus may consist of cash and shares of Nomura Holdings, Inc. His compensation is not directly related to the performance or size of any specific portfolio.

For Emmanuel Raymond, the bonus depends on an evaluation of quantitative and qualitative factors. Quantitative factors are tied to the investment performance of specific portfolios with appropriate hurdles set relative to the portfolios’ specific benchmarks. In evaluating performance for the Fund, NAM UK will utilize the performance of the MSCI EAFE Index as the benchmark. Performance is evaluated on a pre-tax basis over one and three years, with an equal weighting given to each. Asset size is not part of the formula, but is considered under the qualitative element. Bonus is paid in cash.

The defined contribution pension plan is as for all other employees.

Potential Material Conflicts of Interest. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NAM UK has an incentive fee arrangement or other interest with respect to one account than does not exist with respect to other accounts.

CONTROL OF THE INVESTMENT ADVISOR AND THE SUB-ADVISORS

NAM USA, NAM Tokyo, NAM Hong Kong, NAM Singapore and NAM UK. NAM USA is a wholly-owned subsidiary of NAM Tokyo, which is wholly owned by Nomura Holdings, Inc. Nomura Holdings, Inc., a publicly-held company based in Tokyo, Japan, is also the parent of Nomura Securities Co., Ltd., one of the largest securities firms in Japan. Each of NAM Hong Kong, NAM Singapore and NAM UK are also wholly-owned subsidiaries of NAM Tokyo.

Martin Currie. Martin Currie is a wholly-owned subsidiary of Martin Currie Ltd. Martin Currie Ltd. is a wholly-owned subsidiary of Martin Currie (Holdings) Ltd (Bermuda). No one person has control over the activities of the firm. Martin Currie has been an independent, employee-owned business for 128 years with directors and staff owning a significant majority of the company. Two external investors collectively own 24.9% of the company’s voting shares. They are Crestview Partners and investment vehicles associated with Lord (Jacob) Rothschild.

McKinley Capital. McKinley Capital is a wholly-owned subsidiary of McKinley Capital Management, Inc., a Delaware corporation. The Robert B. Gillam Revocable Trust, Robert B. Gillam Trustee, owns 100% of the voting shares of McKinley Capital Management, Inc.

CODE OF ETHICS

NAM USA, NAM Tokyo, NAM Hong Kong, NAM Singapore, NAM UK, Martin Currie and McKinley Capital (the Advisor and the sub-advisors), Foreside Fund Services, LLC (the Funds’ distributor), State Street Bank and Trust Company (the Funds’ administrator) and the Corporation have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees’ fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the codes of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Funds.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Corporation, the sub-advisors are primarily responsible for the execution of the Funds’ portfolio transactions. In executing such transactions, the sub-advisors seek to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm’s risk in positioning a block of securities. While the sub-advisors generally seek reasonably competitive dealer spreads or commission rates, the Funds do not necessarily pay the lowest spread or commission available.

Each Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. NAM USA expects that, consistent with each sub-advisor’s policy of obtaining best net results and subject to the requirements of the 1940 Act, a portion of its portfolio transactions conducted on an agency basis may be conducted through Nomura Securities Co., Ltd. and its affiliates (“Nomura Securities”). In addition, subject to obtaining best net results, securities companies which provide supplemental investment research to NAM USA and/or the sub-advisors to the Funds may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by NAM USA and the sub-advisors to the Funds under their contractual arrangements relating to the Funds, and their expenses will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, each Fund will endeavor to achieve the best net results in effecting such transactions.

Transactions with Affiliates

Because of the affiliation of Nomura Securities with the Funds, each Fund is prohibited from engaging in certain transactions involving Nomura Securities absent an exemptive order under the 1940 Act. Without such an order, the Funds are prohibited from engaging in portfolio transactions with Nomura Securities acting as principal. In addition, each Fund is subject to limitations in purchasing securities in offerings in which Nomura Securities participates as an underwriter and may only effect such transactions in accordance with Rule 10f-3 under the 1940 Act.

Nomura Securities may serve as a Fund’s broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis in accordance with Rule 17e-1 adopted under the 1940 Act.

Trade Allocation

The same security may often be held in the portfolio of a Fund and another fund or account managed by the same sub-advisor. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by the sub-advisor to be appropriate and equitable to the applicable Fund or investment account. In some cases, adherence to these procedures could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for such Fund.

Commissions Paid

Each Fund may pay compensation, including both commissions and spreads, in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a Fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

NAM USA and each sub-advisor effect portfolio transactions without regard to holding period, if, in their judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of these investment policies, the Funds may engage in a substantial number of portfolio transactions. The rate of total portfolio turnover of The Japan Fund for the fiscal years ended September 30, 2008 and 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal year ended December 31, 2005 was 95%, 124%, 66% and 90%, respectively. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in Fund management’s investment outlook. In addition, the turnover rate of The Japan Fund is expected to be higher during the transition period resulting from the change in investment advisor from FMR to NAM USA and NAM Tokyo, as portfolio transactions are engaged in to reflect the change in investment strategy of The Japan Fund.

For the fiscal years ended September 30, 2008 and 2007, the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal year ended December 31, 2005, the total amount of brokerage commissions paid by The Japan Fund, comprising commissions paid on securities and/or futures transactions, as applicable, were $502,604, $795,235, $470,700 and $690,399, respectively. The Corporation changed its fiscal year end in 2006. As a result, the brokerage was less for the fiscal period ended September 30, 2006, because it was only a nine-month stub period.

For the fiscal years ended September 30, 2008 and 2007 (prior to the time NAM USA became the investment advisor for the Corporation), the fiscal period January 1, 2006 to September 30, 2006 and for the fiscal year ended December 31, 2005, The Japan Fund paid brokerage commissions to Nomura Securities of $68,390, $94,814, $36,866 and $32,297, respectively.

PORTFOLIO HOLDINGS

Information regarding the Funds’ disclosure of portfolio information is contained in the Prospectus. Disclosures are made on the Corporation’s website at www.nomurapartnersfunds.com. In order to help ensure that portfolio holdings information is provided in a manner that is in the best interest of each Fund’s shareholders, the Corporation’s Board of Directors has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, as described below. The policies and procedures are intended to prevent the misuse of material non-public information regarding portfolio holdings. The Board of Directors provides oversight of compliance with the policies and procedures adopted or approved by the Corporation, NAM USA, the sub-advisors, the administrator, the distributor, the transfer agent, Foreside Compliance Services, LLC (the Corporation’s compliance services provider), and Foreside Management Services, LLC (the Corporation’s treasury services provider).

Public portfolio holdings information may be provided to independent third-party fund reporting services (e.g., Lipper or Morningstar). Such information shall be delivered at the same time it is filed with the SEC or no earlier than the date such information is posted on the website as described in the Prospectus. In order to deliver the information earlier, the applicable Fund must obtain the prior written approval of NAM USA and the applicable sub-advisor. In addition, the reporting service, by agreement, would need to keep the information confidential and not to trade on such information. Between regular Board meetings, the release of non-public portfolio securities holding information requires the approval of the Chief Executive Officer or a Director of the Corporation. Such approval, if any, is reported to the full Board and the Corporation’s Chief Compliance Officer, with an explanation as to why the release of such information was in the best interests of the Fund’s shareholders.

The Funds may distribute portfolio holdings information to due diligence departments of broker-dealers, wirehouses and other financial institutions (“Financial Intermediaries”) that regularly analyze the portfolio holdings of mutual funds before their public disclosure, provided that (a) the recipient agrees not to distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling a Fund’s shares, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. As of December 22, 2008, there are no arrangements with Financial Intermediaries pursuant to the above policy.

Pursuant to the Corporation’s policies and procedures, except as provided above, each Fund’s portfolio holdings information may not be released prior to the information becoming public. The policy prohibiting the selective disclosure of portfolio holdings applies to all categories of persons, including individual investors, institutional investors, each Fund’s distributor, intermediaries that distribute the applicable Fund’s shares, third-party service providers, rating and ranking organizations and the Fund’s affiliates. Certain limited exceptions (noted above and below) have been approved by the Board of

Directors. In addition, the Corporation has adopted and approved policies and procedures, including a Code of Ethics and various policies regarding securities trading and trade allocations to address potential conflicts of interest that may arise. As part of its oversight, the Board of Directors receives reports from the Corporation’s Chief Compliance Officer regarding the Funds’ and their service providers’ compliance with these policies, including, if applicable, information with respect to any violations of these procedures and how such violations/conflicts were resolved.

Material non-public information regarding portfolio holdings may be provided as part of the necessary day-to-day operation of the Funds to certain entities on a confidential basis. These entities must either have an explicit agreement to, or by virtue of their respective duties to the applicable Fund, are required to maintain the confidentiality of the information disclosed and may not trade on such information except as necessary in providing services to the Fund. Accordingly, each Fund, on an ongoing periodic basis may disclose non-public portfolio holdings information (on a confidential basis) to the following entities or persons (with the noted frequency and, if applicable, lag time):

The Corporation’s Board of Directors	(Quarterly: at least 15 days after the period)

The Fund’s Advisor and Sub-Advisor	(Daily)

The Fund’s Transfer Agent	(Daily)

The Fund’s Distributor	(Quarterly: at least 15 days after the period)

The Fund’s Administrator, Custodian and securities lending agent (if any)	(Daily)

The Fund’s independent registered public accounting firm, Briggs, Bunting & Dougherty, LLP	(Annually and Semi-annually: the first business day after the end of the period; other days within period under audit as required by scope of audit: after the end of the fiscal period)

The Fund’s legal counsel, Davis Polk & Wardwell LLP	(Quarterly: at least 15 days after the period)

The Fund’s Compliance Services Provider	(Daily)

The Fund’s Treasury Services Provider	(Daily)

Ernst & Young, LLP, consultant to NAM USA relating to passive foreign investment company status of investments	(Three times a year)

The Corporation believes each of the foregoing recipients, pursuant to contractual or fiduciary obligations, is required to keep all non-public information confidential and is prohibited from trading based on the information, except as necessary in providing services to the Funds.

When engaged in purchasing, selling or lending Fund securities, a Fund may disclose certain information about one or more of the security positions it owns. Although the Funds do not have separate non-disclosure agreements with each of these trading entities or lending agents, they will cease doing business with any entity believed to be misusing the information.

None of the Funds, NAM USA, the sub-advisors or their respective affiliates receive any compensation or other consideration with respect to disclosures of portfolio holdings. If NAM USA or a sub-advisor or any affiliate desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the Corporation’s SAI.

There can be no assurance that the Corporation’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings information will prevent the misuse of such information by individuals or firms that receive such information.

THE DISTRIBUTOR

The Corporation and Foreside Fund Services, LLC (the “Distributor” or “Foreside”) are parties to a distribution and shareholder services agreement dated April 26, 2007 and effective on October 1, 2007, which was amended and restated effective as of December 22, 2008 and March 31, 2009 (the “Class S Distribution Agreement”) whereby the Distributor acts as principal underwriter for The Japan Fund’s Class S shares, and a distribution agreement dated December 22, 2008, which was amended and restated effective as of March 31, 2009, whereby the Distributor acts as principal underwriter for each Fund’s Class A, Class C and Class I shares (the “Multi-Class Distribution Agreement” and together with the Class S Distribution Agreement, the “Distribution Agreements”). The Distributor may receive compensation under the Distribution Agreements for distribution of Fund shares. Pursuant to the Distribution Agreement, each Fund other than The Japan Fund pays a distribution services fee to the Distributor. Pursuant to an agreement between the Distributor and NAM USA, NAM USA has also agreed to compensate and reimburse the Distributor for its provision to the Funds of any distribution services for which the Funds are not authorized to compensate and reimburse the Distributor. The Distributor has its principal business offices at Three Canal Plaza, Suite 100, Portland ME 04101.

The continuance of each Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of each Fund, and (ii) by the vote of a majority of the Directors who are not parties to such Distribution Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Directors of the Corporation or, with respect to a Fund, by a majority of the outstanding shares of such Fund, upon not more than 60 days’ written notice by either party. Each Distribution Agreement provides that the Distributor shall not be protected against any liability to the Funds or their respective shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A and Class C Shares (All Funds)

The distribution plan for each of the Class A and Class C shares (each, a “Plan”) provides that each Fund pays the Distributor a shareholder servicing fee, paid monthly, at an annual rate based on the average daily net assets of such Fund attributable to shares of the relevant class. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) for shareholder servicing activities with respect to Class A and Class C shares.

The Plan for the Class C shares also provides that each Fund pays the Distributor a distribution fee, paid monthly, at an annual rate based on the average daily net assets of the Fund attributable to the Class C shares. This fee compensates the Distributor, selected securities dealers or other financial intermediaries (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of each Fund, including payments to financial advisers or other financial intermediaries for selling Class C shares of the Fund. The distribution fee for Class C shares may also be used to finance the costs of advancing brokerage commissions to investment representatives.

Each Plan is subject to the provisions of Rule 12b-1 under the 1940 Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to each Fund and the related class of shareholders. In approving each Plan in accordance with Rule 12b-1, the non-interested Directors of the Corporation concluded that there is reasonable likelihood that the Plan will benefit each Fund and its related class of shareholders.

Each Plan provides that, so long as the Plan remains in effect, the non-interested Directors then in office will select and nominate other non-interested Directors. Each Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or, with respect to a Fund, by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Among other things, each Plan provides that the Directors will review quarterly reports of the shareholder servicing and/or distribution fees paid to the Distributor. Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of shareholder servicing fees, distribution fees and contingent deferred sales charges (“CDSCs”). Distribution-related expenses consist of, among other things, financial adviser compensation, selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. The distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Corporation may enter into written agreements relating to the implementation of the Plans (“Related Agreements”), provided that such agreements have been approved by the Board of Directors. Effective December 22, 2008, the Corporation and Foreside have entered into the Multi-Class Distribution Agreement, which constitutes a Related Agreement under Plans relating to the Class A and Class C shares. Pursuant to this Agreement, Foreside performs (directly or through third parties) distribution, promotional, marketing, and shareholder services for the Funds.

Class S Shares (The Japan Fund only)

On June 1, 2005, The Japan Fund’s Class S shareholders approved a 12b-1 Distribution and Shareholder Servicing Plan (“Class S 12b-1 Plan”). Under Class S 12b-1 Plan, the Fund may charge Class S shareholders an annual distribution expense and service fee (“Class S 12b-1 Fee”) to finance distribution and shareholder service expenses pursuant to the terms of Class S 12b-1 Plan. The Class S 12b-1 Fee for Class S shares shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class S shares on an annual basis (the “Maximum Fee”). However, prior to January 1, 2009, the Board of Directors limited the Class’ 12b-1 Fee to an amount not to exceed 0.15% of the Fund’s average daily net assets attributable to Class S shares on an annual basis; as of January 1, 2009, this limitation is no longer in effect. However, because of a reallocation of service fees paid by Class S for sub-accounting and other shareholder servicing to certain distributor platforms (“Supermarket Platforms”) for Class S, it is not expected that the increase in the Class            S 12b-1 Fee will increase the total operating expenses of the Class S shares. The Class S 12b-1 Fee shall be calculated and accrued daily and paid at such intervals as the Board of Directors shall determine, subject to any applicable restriction imposed by rules of the SEC and the Financial Industry Regulatory Authority (“FINRA”).

Pursuant to the Class S 12b-1 Plan, The Japan Fund, or its Distributor, may enter into written agreements (“Class S Related Agreements”) approved by the Board of Directors with one or more securities dealers, financial institutions or any other person, including the Distributor (each such dealer, institution or person, a “Service Organization”) pursuant to which the Fund shall use the Class S 12b-1 Fee to reimburse certain Service Organizations for expenses incurred by the Service Organizations in: (i) undertaking any activity primarily intended to result in sale of Class S shares of the Fund, including promotion and distribution; or (ii) the provision of services to the Class S shareholders of the Fund. The expenses reimbursed pursuant to the Class S 12b-1 Plan may, as determined by the Board of Directors, include an element of reasonable profit to the Service Organization. Each Class S Related Agreement shall provide the maximum amount of expenses for which the corresponding Service Organization may be reimbursed on an annual basis (the “Maximum Reimbursable Amount”). The aggregate amount of expenses reimbursable on an annual basis under all Class S Related Agreements may not exceed the Maximum Fee. An expense incurred by a Service Organization that is not reimbursable at the time such expense is incurred (including expenses not reimbursable due to the Maximum Reimbursable Amount and Maximum Fee limits) may not be carried forward for future payment. All such expenses shall be the sole responsibility of the Service Organization that incurred such expenses. The Class S 12b-1 Plan also provides that if any payment made by the Fund to a third party is deemed to be indirect financing of any activity primarily intended to result in the sale of Class S shares of the Fund within the meaning of Rule 12b-1, then such payments shall be deemed to be authorized by the Class S 12b-1 Plan.

If any amount of the Class S 12b-1 Fee is not used to reimburse a Service Organization pursuant to a Class S Related Agreement, the Fund may use such remaining amount for its expenses of distributing its shares including, but not limited to, implementing and operating the Class S 12b-1 Plan, as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs. If any amount of the Class S 12b-1 Fee is not otherwise used under the Class S 12b-1 Plan, such amount shall be returned to the Fund in such manner as is determined by the Board of Directors.

The continuance of the Class S 12b-1 Plan must be specifically approved at least annually by the vote of the Board of Directors of the Corporation, including a majority of the Directors who are not “interested persons” of the Fund (as defined by the 1940 Act) and who have no direct or indirect financial interest in the operation of the Class S 12b-1 Plan or in any agreements related to the Class             S 12b-1 Plan (the “12b-1 Directors”), cast in person at a meeting called for the purpose of voting on such approval.

Effective October 1, 2007, as amended and restated effective March 31, 2009, the Corporation and Foreside have entered into the Class S Distribution Agreement, which constitutes a Class S Related Agreement under the Class S 12b-1 Plan. Pursuant to this Agreement, Foreside performs (directly or through third parties) distribution and shareholder services for the S Class of The Japan Fund. In return, the S Class of The Japan Fund reimburses Foreside for its expenses incurred in providing these services, subject to a certain maximum amount of reimbursements that Foreside may receive annually (described below).

Foreside shall be reimbursed only to the extent of Foreside’s payment to the third party. For the fiscal year ended September 30, 2008, the S Class reimbursed expenses incurred by Foreside in the amount of $126,338 pursuant to the terms of the Class S Distribution Agreement. These fees are included in the Fee Table under Distribution/Services (12b-1) Fees and in the Corporation’s financial statements.

Foreside is entitled to be reimbursed from the S Class 12b-1 Fee for the expenses it incurs in performing services under the Class S Distribution Agreement in an amount not to exceed 0.15% prior to January 1, 2009, and 0.25% thereafter, of the Fund’s Class S average daily net assets on an annual basis (the “Maximum Fee”).

Any expense incurred by Foreside under the Class S Distribution Agreement that is not reimbursable under the Class S Distribution Agreement at the time such expense is incurred (including expenses not reimbursable due to the Maximum Fee limit) may not be carried forward for future payment. There were no unreimbursed amounts for the fiscal years ended September 30, 2008 and 2007, for the period from January 1, 2006 to September 30, 2006 or for the period September 1, 2005 through the fiscal year ended December 31, 2005.

The Distributor pays expenses on behalf of Class S pursuant to the Class S 12b-1 Plan. The following table lists the principal expenses paid by the Distributor since the inception of the Class S 12b-1 Plan.

	09/01/2005 – 12/31/2005	01/01/2006 – 09/30/2006	10/01/2006 – 09/30/2007	10/1/2007 – 09/30/2008
Administration	$10,000.00	$22,500.00	$30,000.00	$0
Advertising	$0	$8,500.00	$0	$0
Call Center Expenses	$13,175.08	$53,151.48	$44,010.29	$0
Conferences – Exhibit Costs	$10,395.18	$10,030.30	$250.00	$0
Creative (Design, Copywriting)	$9,699.10	$7,292.61	$265.00	$0
CRM/Sales Tracking	$14,400.00	$32,400.00	$43,200.00	$300.00
Eprints/Reprints	$1,500.00	$7,900.00	$0	$0
Fulfillment	$5,880.60	$7,464.35	$6,802.34	$8,077.00
NASD (Filing Fees)	$200.00	$1,820.00	$900.00	$0
Printing	$6,109.54	$13,833.16	$2,578.03	$4,875.00
Promotional Items	$0	$7,908.67	$0	$0
Reach Mails	$97.45	$438.40	$119.90	$0
Supermarket Platform Fees	$33,184.81	$127,633.74	$124,923.63	$85,390.00
Website	$2,067.50	$12,587.50	$2,999.47	$18,366.00
Other Marketing	$11,376.24	$82,685.48	$7,232.40	$9,330.00
TOTAL	$118,085.50	$396,145.69	$263,281.06	$126,338.00

Effective September 1, 2005, SEI Investments Distribution Co. (“SIDCo.”) and the Corporation entered into a Distribution and Shareholder Services Agreement (the “SEI Related Agreement”) wherein SIDCo. became the Distributor of The Japan Fund. Effective September 30, 2007, the SEI Related Agreement

was terminated. For the fiscal year ended September 30, 2007, for the period from January 1, 2006 to September 30, 2006 and for the period from September 1, 2005 through the fiscal year ended December 31, 2005, The Japan Fund reimbursed expenses incurred by SIDCo. in the amounts of $242,432, $415,192 and $143,085, respectively, pursuant to the terms of the SEI Related Agreement.

In addition to the S Class 12b-1 plan reimbursed expenses paid under the terms of the Class S Distribution Agreement, the S Class also pays, out of the Fund’s assets, service fees for sub-accounting and other shareholder servicing to Supermarket Platforms. Effective January 1, 2009, the Board of Directors determined that these payments may not exceed 0.10%. These service fees to Supermarket Platforms are included in the Fee Table under “Other Expenses” and in The Japan Fund’s financial statements.

PAYMENTS TO INTERMEDIARIES

NAM USA and/or its affiliates may compensate intermediaries that distribute shares of a Fund or service investors in a Fund or, at the discretion of a retirement plan’s named fiduciary, make payments to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. A number of factors are considered in determining whether to pay these additional amounts. In certain situations, such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, access to an intermediary’s personnel, and other factors. In addition to such payments, NAM USA and/or its affiliates may offer other incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries’ personnel, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. NAM USA and/or its affiliates anticipate that payments will be made to multiple intermediaries, including broker-dealers and other financial firms, and these payments may be significant. As permitted by SEC and FINRA rules and other applicable laws and regulations, NAM USA and/or its affiliates may pay or allow other incentives or payments to intermediaries.

Some payments, which are sometimes referred to as “revenue sharing,” may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. Payments for these purposes made by NAM USA or an affiliate from their own resources may vary. Certain of the payments may be offset by 12b-1 fees. It is expected that NAM USA or an affiliate will make payments to these and other intermediaries for similar purposes in the future.

In addition to the sales charges, 12b-1 fees and shareholder service fees, NAM USA and its affiliates may out of their own resources pay additional cash or non-cash incentives to financial intermediaries to encourage the sale of the Funds’ shares. These payments may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Funds, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.

These additional payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an intermediary’s list of mutual funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares; payments for shareholder servicing; CUSIP fees; NSCC Account fees; maintenance fees; set-up fees regarding establishment of new accounts; sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition; and occasional meals, entertainment, tickets to sporting or other events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

The payments may be a fixed dollar amount and/or based on a percentage of the value of shares sold to or held by customers of the intermediary involved and may differ from intermediary to intermediary. Although the individual components may be higher and the total payments made to each qualifying firm in any given year may vary, additional payments may but are not normally expected to exceed (a) 0.25% of the current year’s Fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. For the calendar year ended December 31, 2008, NAM USA and its affiliates did not incur additional payments to financial intermediaries.

As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the financial intermediaries that NAM USA anticipates will receive payments from NAM USA and its affiliates include:

Ameriprise Charles Schwab Fidelity Merrill Lynch	Pershing Raymond James Ridge Clearing TD Ameritrade	Vanguard Wachovia

THE TRANSFER AGENT

Boston Financial Data Services, Inc., located at 30 Dan Road, Canton, MA 02021, serves as the Corporation’s transfer and dividend-paying agent (the “Transfer Agent”) pursuant to a Transfer Agency and Services Agreement dated September 28, 2007, as amended effective as of December 22, 2008, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

THE CUSTODIAN

State Street Bank and Trust Company (the “Custodian”) serves as the Corporation’s custodian pursuant to a Master Custodian and Accounting Services Agreement dated October 1, 2007, as amended effective as of December 4, 2008. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

THE ADMINISTRATOR

General. State Street Bank and Trust Company (the “Administrator”) serves as the Corporation’s administrator pursuant to an administration agreement dated October 1, 2007, as amended effective as of December 22, 2008. The Administrator has its principal business offices at 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Corporation. The Corporation and the Administrator have entered into the Administration Agreement whereby the Administrator provides, or arranges for the provision of, certain administrative and accounting services for the Funds, including maintaining the books and records of each Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss or damage resulting from the performance or non-performance of its duties under the Administration Agreement unless directly caused by or resulting from the negligence, bad faith or willful misconduct of the Administrator, its officers or employees. The Administrator’s liability is limited to an amount agreed upon between the Administrator and the Corporation.

For its services, the Administrator will receive fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and subject to certain minimum requirements. The Administrator will also receive fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

For the fiscal year ended September 30, 2008, The Japan Fund paid fees to the Administrator in the amount of $367,244.

COMPLIANCE SERVICES

Under a Compliance Services Agreement dated April 26, 2007, as amended and restated effective as of December 22, 2008 (the “Compliance Agreement”) with the Corporation and subject to approval by the Board of Directors, Foreside Compliance Services, LLC (“FCS”) provides a Chief Compliance Officer (“CCO”) and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Corporation, as well as certain additional compliance support functions (“Compliance Services”), and Foreside Management Services, LLC (“FMS”) provides a Principal Financial Officer (“PFO”) to the Corporation. FCS and FMS are each an affiliate of the Funds’ Distributor. FCS, FMS and their respective officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.

For making available the CCO, AMLCO, and PFO and for providing the Compliance Services under the Compliance Agreement, FCS and FMS will receive a fee from the Corporation of $320,000 per annum. FCS and FMS also receive reimbursement for out-of-pocket expenses and employee time associated with certain matters.

The Compliance Agreement with respect to the Corporation continues in effect until terminated, subject to annual renewal. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Corporation or by FCS and FMS with respect to the Corporation on 60 days’ written notice to the other party.

Under the Compliance Agreement, FCS and FMS are not liable to the Corporation or the Funds’ shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and FMS and their officers, directors and employees are indemnified by the Funds against any and all claims and expenses related to FCS’ or FMS’ actions or omissions, except for any act or omission resulting from FCS’ or FMS’ willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

For the fiscal years ended September 30, 2008 and 2007, the amount charged to the Corporation (then consisting only of The Japan Fund) by FCS and FMS aggregated $151,441 and $37,333, respectively.

THE CHIEF EXECUTIVE OFFICER

In addition to its service providers, the Corporation has a Chief Executive Officer (“CEO”), appointed by the Board of Directors. The CEO is responsible for the implementation of the Funds’ strategies and goals and for recommending to the Board of Directors all policies and procedures necessary to the viable and effective management of the Funds. The office of the CEO is located at the offices of the Corporation at c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The responsibilities of the CEO include:

•

recommending to the Board of Directors providers of the services essential to the effective management of the Funds, including portfolio management, fund administration, fund accounting, transfer agency, distribution, custodian, legal, and auditing;

•	overseeing the work of the service providers, and making regular reports to the Board of Directors concerning their performance;

•

recommending to the Board of Directors the replacement of any service provider when such replacement is deemed to be in the best interest of the shareholders; and negotiating with new providers the terms of their relationships with the Funds;

•	representing each Fund, as appropriate, in dealing with shareholders, the media, industry associations, and other outside interests; and

•	performing such other functions as may be necessary to the viability and effectiveness of the Funds in serving the interests of the shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial highlights of The Japan Fund included in the Corporation’s Prospectus and the Financial Statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania, 19103, independent registered public accountants, given on the authority of that firm as experts in accounting and auditing. Briggs, Bunting & Dougherty, LLP audits the financial statements of the Funds. The Financial Statements for the fiscal year ended September 30, 2008 included in the Corporation’s Annual Report to Shareholders dated September 30, 2008 are incorporated by reference in this SAI.

LEGAL COUNSEL

Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017, serves as legal counsel for the Corporation, its series and the Independent Directors.

PURCHASE AND REDEMPTION OF SHARES

Additional Information About Opening an Account/Minimum Balances

Shareholders should maintain a share balance worth at least $1,000 ($500 for fiduciary/custodial accounts such as IRAs), which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts such as IRAs).

Each Fund reserves the right, following 60 days’ written notice to applicable shareholders, to:

•	assess an annual $10 charge (paid to the Fund) for any non-fiduciary/custodial account without a systematic investment plan (“SIP”) in place and a balance of less than $1,000; and

•

redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The applicable Fund will mail the proceeds of the redeemed account to the shareholder.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $500 are subject to automatic redemption following 60 days’ written notice to applicable shareholders. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for a minimum of $250 and a maximum of $25,000 may be placed by telephone, etc., by established shareholders. Orders placed in this manner may be directed as described in the Corporation’s Prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three (3) business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser’s request, the purchaser will be responsible for any loss incurred by a Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the applicable Fund or the Distributor for the loss incurred. Any net profit on the liquidation of unpaid shares will accrue to the applicable Fund.

Checks

A certified check is not necessary, but checks for $50 or more are accepted subject to collection at full face value in United States funds and must be drawn on, or payable through, a United States bank.

If shares of a Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the Distributor by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the Distributor for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Funds.

Wire Transfer of Federal Funds

To obtain the NAV determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the applicable Fund prior to the close of regular trading on the NYSE (normally 4 p.m., Eastern Time).

Share Price

Purchases will be filled without sales charge at the NAV next computed after receipt of the application in good order. NAV normally will be computed for each class as of the close of regular trading on each day during which the NYSE is open for trading. Orders received after the close of regular trading on the NYSE will be executed at the next day’s NAV. If the order has been placed by a member of FINRA, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the NYSE.

Share Certificates

Due to the desire of the Funds to afford ease of redemption, certificates will not be issued to indicate ownership in any Fund. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and credit to such shareholder’s account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

The Corporation may authorize certain members of FINRA other than the Distributor to accept purchase and redemption orders for each Fund’s shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by the applicable Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the broker, ordinarily orders will be priced at such Fund’s NAV next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized FINRA member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor each have the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Directors and the Distributor may suspend or terminate the offering of shares of any Fund at any time for any reason.

The tax identification number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified social security or other tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Each Fund may issue shares at NAV in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

How To Exchange Shares

You can exchange your Class A, Class C and Class I shares for shares of the same Class of other Funds at NAV by having your financial adviser process your exchange request or by contacting the Transfer Agent directly. You may exchange Class S shares of The Japan Fund for Class A shares of another Fund. Class A shares you receive in exchange for Class S shares may not be exchanged again for Class S shares unless (i) the original exchange of the Class S shares for the Class A shares occurred within 90 days of the requested exchange of Class A shares for Class S shares and (ii) you are a Class S shareholder at the time of the requested exchange from Class A to Class S shares. Please note that a share exchange is a taxable event for federal income tax purposes. To be eligible for exchange, shares of a Fund must be registered in your name or in the name of your financial adviser for your benefit for at least 15 days. The minimum exchange amount to establish a new account is the same as the investment minimum for your initial purchase. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. Shares exchanged between Funds within 30 days of purchase may be subject to a 2.00% redemption fee, as described below under “Special Redemption and Exchange Information — Redemption Fee.”

Special Redemption and Exchange Information

Redemption Fee

Class A, Class C, Class I and Class S shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a redemption fee of 2% of the redemption proceeds that will be deducted from those proceeds. The redemption fee is retained by the Fund from which you are redeeming shares (including redemptions by exchange), and is intended to deter short-term trading and offset the trading costs, market impact and other costs associated with short-term trading in and out of the Funds and to facilitate portfolio management. The 2% fee directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The fee is not a deferred sales charge, is not a commission paid to NAM USA or the sub-advisors, and does not benefit NAM USA or its affiliates in any way. The Funds reserve the right to waive the 2% redemption fee on a case-by-case basis. The Funds reserve the right to modify the terms of or terminate this fee at any time.

The 2% redemption fee will not be charged on transactions involving the following:

•	Total or partial redemptions of shares of a Fund held for 30 days or more;

•	Total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to track and process the redemption fee;

•

Total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to track and process the redemption fee or require waiver of redemption fees as a condition for inclusion in the program;

•

Total or partial redemptions of shares invested through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans) where the shares are held within omnibus accounts maintained by a retirement plan sponsor or record keeper that has a written agreement to provide data to assist the Funds in monitoring for excessive trading;

•	Total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the Funds;

•

Total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account, or all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by the Transfer Agent of appropriate written instructions and documentation satisfactory to the Transfer Agent or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

•	Total or partial redemptions of shares acquired though reinvestment of dividends or distributions;

•	Total or partial redemptions of shares by registered management investment companies that have an agreement with NAM USA or the Distributor for that purpose;

•

Redemptions initiated by a Fund (e.g., upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information); or

•	Total or partial redemptions by a Fund of its investment in another Fund made in connection with a rebalancing of its investments.

However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. In determining whether the minimum 30-day holding period has been met, only the period during which you have held shares of the Fund from which you are redeeming is counted. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the fee, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders. The Funds reserve the right to modify the terms of or to eliminate any of these exceptions to the redemption fee at any time.

Redemptions by Telephone

Shareholders currently receive the right to redeem by telephone up to $100,000 to their address of record. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS who wish to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return an account application, including the designation of a bank account to which the redemption proceeds are to be sent (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates. This option is also not available for fiduciary accounts (i.e., IRA, Roth IRA, etc.).

If a request for redemption to a shareholder’s bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder’s account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Funds employ procedures, including recording telephone calls, testing a caller’s identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between a Fund and the shareholder) of shares purchased by check will not be accepted for fifteen (15) business days following their purchase.

Redemptions by Mail

In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Funds’ Transfer Agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The requirements for IRA redemptions are different from those for regular accounts. For more information, call 1-800-535-2726.

Redemptions-in-Kind

In the event a Fund’s management determines that substantial distributions of cash would have an adverse effect on such Fund’s remaining shareholders, each Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing such Fund’s NAV. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his or her shares.

If redemption payment is made in portfolio securities, the redeeming shareholder may incur brokerage commissions and applicable taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of Fund shares, they may request that such securities either (1) be delivered to their designated agent, or (2) be liquidated on their behalf and the proceeds of such liquidation (net of any brokerage commissions, fees and applicable taxes) remitted to them.

Other Information

All redemption requests must be directed to the Transfer Agent. Redemption requests that are delivered to the Fund rather than to the Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated NAV after receipt by the Transfer Agent.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of applicable sales charges and redemption fees and any required tax withholding, if your order is complete (has all required information) and the Transfer Agent receives your order by:

•	the Transfer Agent’s close of business, if placed through a financial intermediary, so long as the financial intermediary (or its authorized designee) received your order by the valuation time; or

•	the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank) to the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder’s cost depending on the NAV at the time of redemption or repurchase. Other than the 2% redemption fee described above, the Funds do not impose a redemption or repurchase charge. Redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See “Taxes”).

Shareholders who wish to redeem shares from special plan accounts should contact the employer, trustee or custodian of the Plan for the requirements.

Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends (whether from net investment income or from realized capital gains) in additional shares of the applicable Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-535-2726 or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing NAV determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund. Investors who choose to reinvest dividends will be treated for U.S. federal income tax purposes as if they had received such dividends and purchased additional shares.

Investors may also have dividends automatically deposited to their predesignated bank account. Investors choosing to participate in the Funds’ Systematic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends is required.

Reports to Shareholders

The Corporation issues shareholders unaudited semi-annual financial statements and annual financial statements audited by the Funds’ registered independent public accounting firm, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-535-2726.

Special Plan Accounts

Detailed information on the investment plans described below, including applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the “IRS”) requirements, may be obtained by contacting Nomura Partners Funds, Inc., c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021 or by calling toll free, 1-800-535-2726. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax advisor with respect to the suitability requirements and tax aspects thereof.

Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Systematic Withdrawal Plan

Non-retirement plan shareholders may establish a Systematic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $100 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. If no date is specified, the withdrawal will automatically occur on the fifteenth day of the month or, if such day in not a business day, on the prior business day and are paid promptly thereafter. Each payment under this systematic withdrawal is funded through the redemption of the shareholder’s Fund shares. The check amounts may be based on the redemption of a fixed dollar amount or fixed share amount. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain medallion signature guarantee(s) as described under “How to Purchase, Exchange and Redeem Shares–Signature Guarantees” in the Prospectus. Any such requests must be received by the Transfer Agent 10 days prior to the date of the first systematic withdrawal. A Systematic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation, or its agent on written notice, and will be terminated when all shares of the Funds under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

A Systematic Withdrawal Plan request form can be obtained by calling 1-800-535-2726.

Automatic Investment Plan

Shareholders may arrange to make periodic investments through automatic deductions from their bank accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low, the investor will purchase more shares than when the share price is higher. Over a period of time, this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home. Shareholders may designate which day they want the automatic investment to be processed. If no date is specified, the investment will automatically occur on the fifteenth day of the month, or, if such day is not a business day, on the prior business day.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through the Automatic Investment Plan. In this case, the minimum initial investment is $500.

The Fund reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder’s account in the event that regular investments to the account cease before the $1,000 minimum is reached.

TAXES

The accompanying prospectus contains information about the U.S. federal income tax consequences of ownership of shares. Certain supplementary information is presented below. References below to “Funds” apply to the Funds described in the accompanying prospectus.

United States Federal Income Taxation

The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Funds and to the tax treatment of distributions by the Funds to shareholders. This discussion is based on the Internal Revenue Code of 1986, as amended, (the “Code” for purposes of this section),

Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of a Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Each Fund intends to qualify for the special tax treatment applicable to “regulated investment companies” under Sections 851 through 855 of the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), in two or more issuers of the same industry that are controlled by the Fund, or in securities of one or more “qualified publicly traded partnerships.” Each Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

For purposes of the asset diversification test described above, it is not always clear who will be treated as the issuer of a security, particularly a derivative security. While each Fund intends to apply reasonable and consistent principles to identify the issuer of each of its investments for purposes of the foregoing diversification tests, it is possible that the IRS, which has provided little guidance on this subject in the past, could issue contrary guidance or could reach a different conclusion with respect to a particular investment held by a Fund. In particular, the India Fund, which may make substantial investments in derivative instruments that reference Indian securities, generally intends to treat the issuers of the underlying reference securities as the issuers for this purpose.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency. As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes (or is treated as distributing, as described below) to its shareholders, provided that at least 90% of its “investment company taxable income” (determined without regard to the deduction for dividends paid) is distributed or deemed distributed in each of its taxable years. Assuming a Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gain that is not distributed or deemed distributed.

Each Fund intends to distribute substantially all of its investment company taxable income, as well as its entire net capital gain (which consists of the excess of net realized long-term capital gain over net realized short-term capital loss) at least annually. In addition, each Fund intends to make sufficient distributions in a timely manner to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order to avoid the 4% U.S. federal excise tax, the required minimum distribution for each calendar year is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31). Despite each Fund’s intention to make sufficient distributions to satisfy the 90% and excise tax distribution requirements, its ability to do so may be limited by exchange control regulations imposed by countries in which it invests that may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund, or by other factors.

If any net capital gain is retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, such Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will be required to report such capital gains as long-term capital gains, will be able to claim his or her share of U.S. federal income taxes paid by such Fund on such gains as a credit against his or her own U.S. federal income tax liability or as a refund and will be entitled to increase the adjusted tax basis of his or her Fund shares by the difference between his or her share of such gains and the related credit or refund.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, provided that a shareholder satisfies the applicable holding period and other requirements with respect to his or her shares, dividend distributions would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.

Each Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In the absence of one of the elections described below, if a Fund received certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund itself might be subject to a tax on such distributions or gain, as well as to interest charges.

In order to mitigate these adverse consequences, each Fund generally intends to make an election to “mark to market” its shares of PFICs (i.e., generally treat them as if they were sold). At the end of each taxable year to which the election applies, each Fund will report as ordinary income the amount by which the fair market value of the PFIC’s stock exceeds the Fund’s adjusted basis in these shares. If the Fund’s adjusted basis in the shares of a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. As a result of a mark-to-market election, a Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, each Fund may elect to include annually, as income and gain, its share of the ordinary earnings and net capital gain of certain PFICs.

Certain investments made by a Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, a Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the applicable Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also will require each Fund to mark to market certain types of positions in its portfolio. A Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund intends to monitor these investments and transactions and to make the appropriate tax elections and the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of such Fund as a regulated investment company.

As of September 30, 2008, The Japan Fund had capital loss carryforwards of $21,637,801 which may be applied against any realized net taxable capital gains of each succeeding year until the expiration date of September 30, 2010, or until fully utilized, whichever occurs first. None of the other Funds currently has a capital loss carryforward.

Distributions

Distributions to shareholders of a Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gain will be taxable as ordinary income to shareholders. Distributions of each Fund’s net capital gain (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s adjusted basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder held his or her shares of the Fund as capital assets). Distributions of “qualified dividend income” made or deemed made by a Fund in taxable years of the shareholders beginning before January 1, 2011, will be treated as qualified dividend income received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains, provided the shareholder satisfies the applicable holding period and other requirements. Dividends received by a Fund from foreign corporations in certain jurisdictions (including Japan, China and India) generally will constitute qualified dividend income provided that certain requirements, including holding period requirements, are met. Dividends received from foreign corporations in other foreign jurisdictions will not constitute qualified dividend income and will be treated as ordinary income. Capital gain dividends paid by a Fund are not eligible for the dividends-received deduction available to corporations. Ordinary income dividends are eligible for the dividends-received deduction only to the extent derived from dividends from domestic corporations for which the Fund could have claimed a dividends received deduction if such a deduction were available to the Fund.

All distributions of net investment income and net capital gain, whether received in cash or reinvested, must be reported by the shareholder on his or her U.S. federal income tax return. Each Fund (other than Global Equity Income Fund) intends to distribute its net investment company taxable income and net capital gain, if any, in September of each year. Global Equity Income Fund intends to distribute all or a portion of its net investment company taxable income on a quarterly basis to shareholders, and will distribute its net capital gain, if any, annually. Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated for federal tax purposes as if paid by the Fund and received by shareholders on December 31 of the calendar year declared.

Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

Distributions by a Fund result in a reduction in the net asset value of such Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Sale or Redemption of Shares

A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his or her shares. An exchange of a Fund’s shares for shares of another Fund will generally be treated as a sale of the Fund’s shares. A shareholder will generally be subject to taxation based on the difference between his or her adjusted tax basis in the shares sold or redeemed and the value of the cash or other property (including securities distributed by the applicable Fund or shares of another Fund for which the redeemed shares are exchanged) received by him or her in payment therefor.

A shareholder who receives securities upon redeeming his or her shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his or her tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. In taxable years beginning before January 1, 2011, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will generally be taxed at the rate of 15% if the shareholder’s holding period for the shares is more than 12 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder’s holding period for shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of his or her shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

Foreign Taxes

It is expected that certain income of the Funds will be subject to foreign withholding taxes and other taxes imposed by countries in which the Funds invest. If a Fund is liable for foreign income taxes, including such withholding taxes, such Fund may meet the requirements of the Code for “passing through” to its shareholders the foreign taxes paid, but there can be no assurance that a Fund will be able to do so. Under the Code, if more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, such Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the International Growth Equity Fund and the International Equity Fund expect to be able to make this election, though no assurance can be given that they will be able to do so. The Global Equity Income Fund, the Global Emerging Markets Fund and the Global Alpha Equity Fund may also be able to make this election. Pursuant to this election, a shareholder (a) will include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign income taxes paid by the Fund; (b) will treat the shareholder’s pro rata share of such foreign income taxes as having been paid by the shareholder; and (c) may, subject to certain limitations, be entitled either to deduct the shareholder’s pro rata share of such foreign income taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which a Fund makes such a pass-through election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign source taxable income. For this purpose, the shareholder may treat as income from foreign sources both the portion of dividends and distributions received from a Fund that is derived from the Fund’s foreign source income (e.g., dividends paid by foreign companies) and the shareholder’s proportionate share of foreign income taxes paid by the Fund. Each Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income,” including the portion of dividends received from a Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s proportionate share of the foreign income taxes paid by a Fund. A shareholder’s ability to claim a credit for foreign taxes paid by a Fund may also be limited by holding period requirements applicable to both the Fund’s investment in foreign securities and to the shareholder’s investment in shares of the Fund.

If a Fund does not make the election, any foreign taxes paid or accrued will represent an expense to such Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

Backup Withholding

Each Fund will be required to withhold U.S. federal income tax at the rates specified in the Code on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust. This disclosure assumes that a foreign shareholder’s ownership of shares in a Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. Except as discussed below, a distribution of a Fund’s net investment income to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying the shareholder’s entitlement to benefits under a treaty.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from a Fund’s election (described above) to pass through amounts of foreign taxes paid by such Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

Except in the case of a nonresident alien individual who is physically present in the United States for 183 days or more during the taxable year (an “Excluded Foreigner”), a foreign shareholder will generally not be subject to U.S. federal income tax with respect to distributions made or deemed made by a Fund of net long-term capital gain and, in the case of tax years beginning before January 1, 2010, with respect to distributions made or deemed made of either “qualified interest income” or net short-term capital gain. In addition, except in the case of an Excluded Foreigner, a foreign shareholder will generally not be subject to U.S. federal income tax with respect to gain on the sale or redemption of Fund shares. An “Excluded Foreigner,” however, will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty) with respect to distributions made or deemed made by a Fund of net short-term capital gains. In addition, an Excluded Foreigner will generally be subject to U.S. federal income tax at a rate of 30% with respect to both distributions made or deemed made by a Fund of net long-term capital gain and with respect to gain from the sale or redemption of Fund shares, provided that either the gain is attributable to a fixed place of business maintained by the Excluded Foreigner in the United States or that the Excluded Foreigner has a “tax home” in the United States. An individual who is present in the United States for 183 days in a calendar year generally is treated as a U.S. resident for tax purposes for that year.

None of the Funds is or expects to become a “United States real property holding corporation” for U.S. federal income tax purposes. If any Fund were a “United States real property holding corporation,” a foreign shareholder’s receipt of certain distributions from the Fund and, under certain circumstances, gains realized upon a foreign shareholder’s sale or other disposition of the Fund’s shares, might be subject to withholding tax and such foreign shareholder could be required to file a U.S. federal income tax return.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of investment in a Fund.

Notices

Shareholders will be notified annually by each Fund in which they have invested of the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the applicable Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by such Fund to its shareholders during the preceding taxable year.

In addition to federal income taxes, shareholders of the Funds may be subject to state and local taxes on distributions from the Funds and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Funds and repurchases or redemptions of shares in their own states and localities.

Japanese Taxation – The Japan Fund

The following is a general discussion of certain general information on Japanese income taxation relating to investments made by The Japan Fund in Japanese securities. The discussion below is based on current tax laws and regulations in Japan and current tax treaties executed by Japan all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion below does not address all aspects of Japanese income taxation that may be relevant to The Japan Fund’s investments in Japan as contemplated herein.

The operations of The Japan Fund as described herein do not, in the opinion of Nagashima Ohno & Tsunematsu, Japanese counsel for the Corporation in relation to The Japan Fund, involve the creation in Japan of a “permanent establishment” of the Corporation or The Japan Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan), provided such dealings are conducted by The Japan Fund from outside of Japan or by The Japan Funds’ independent agent acting in the ordinary course of its business in Japan, pursuant to the Japanese tax laws and the tax convention between the United States and Japan (the “Convention”) as currently in force. Under Japanese tax laws, dividends (including distribution of profits) derived by a non-resident of Japan having no permanent establishment in Japan (a “non-resident Investor”) from shares of stocks issued by Japanese corporations (which generally include Japanese REITs) or from beneficiary certificates representing the beneficiary interests in Japanese Exchange Traded Funds (which generally take the form of a trust under Japanese law, and whose beneficiary certificates are publicly offered) (“ETFs”) are generally subject to Japanese withholding tax, and the rate of such withholding tax is 20% in principle; however, with respect to dividends paid to shareholders of stocks issued by Japanese corporations that are listed on any of the securities exchanges or traded in the over-the-counter market (except for any individual shareholder of such stock, resident or non-resident, holding 5% or more of the total issued shares of the issuer corporation) and distribution of profits made to holders of beneficiary certificates of ETFs, the withholding tax rate is reduced to 7% (with respect to any dividends which become due and payable on or before March 31, 2009) and 15% (with respect to any dividends which become due and payable thereafter). Further, under Japanese tax laws, interest paid to a non-resident Investor from debt securities issued by Japanese issuers is generally subject to Japanese withholding tax at the rate of 15%. Exemptions from the withholding tax may be available for certain interest paid on interest-bearing corporate bonds issued outside of Japan and payable outside of Japan, as well as on Japanese government bonds, if such interest is received by an investor who is a non-resident Investor subject to satisfaction of certain requirements. Under the Convention, (i) the rate of Japanese withholding tax which may be imposed on dividends to be paid on stocks issued by a Japanese corporation or beneficiary certificates of ETFs to a U.S. resident having no permanent establishment in Japan who is entitled to the full benefits thereunder (an “Eligible U.S. Holder”) and who holds such stocks as portfolio investor or who holds such beneficiary certificates is generally reduced to 10%, and (ii) the rate of Japanese withholding tax that may be imposed on interest sourced from Japan and received by an Eligible U.S. Holder is generally reduced to 10%. So long as the Corporation is an Eligible U.S. Holder, it may claim the application of such treaty rates provided under the Convention, by timely filing appropriate treaty benefit claim forms with the Japanese tax authorities when the above-mentioned Japanese withholding tax rate provided under Japanese tax law for either dividends or interest exceeds any such treaty rate.

Capital gains earned by an Eligible U.S. Holder from disposition of securities issued by Japanese issuers will not generally be subject to Japanese income tax. However, an Eligible U.S. Holder may under certain circumstances be subject to Japanese income tax with respect to capital gains arising from the disposition of shares of certain “real property holding corporations”. For purposes of this paragraph, a Real Property Holding Corporation generally includes both Japanese and non-Japanese corporations, 50% or more of whose assets consist of real properties situated within Japan, or certain other assets similar thereto. In general, Japanese REITs constitute real property holding corporations.

Indian Taxation – The India Fund

The following is a general discussion of the tax consequences of investments made by the India Fund in Indian securities as contemplated herein. The discussion below is based on current tax laws in India as in effect on the date hereof and which are subject to change or differing interpretations (possibly with retroactive effect). The taxation of the India Fund in India is governed by the provisions of the Indian Income Tax Act (“ITA”). The Finance Act amends the ITA every year. The Indian tax rates mentioned in this section are the rates currently in force for the Financial Year 2008-09. The discussion below does not address all aspects of Indian income taxation that may be relevant to the India Fund’s investments in India as contemplated herein.

The India Fund does not expect to be deemed a resident of India for Indian income tax purposes. A non-resident investor, such as the India Fund, will be subject to Indian taxation on certain types of Indian source income or income accrued or received (whether deemed or otherwise) in India. It is expected that most of the income of the India Fund will constitute Indian source income.

As per Indian Income tax provisions, income arising from a transaction entered into outside India between two non-residents should not be taxable in India unless the income is regarded as that arising from any business connection in India, through any property in India, from any asset or source of income in India or through the transfer of a capital asset situated in India, or if the income is received or deemed to be received in India. Consequently, income of the India Fund arising from the sale of participatory notes, or P-Notes, with underlying Indian securities should not be subject to tax in India given that its situs is outside of India and it is consequently not property or a capital asset situated in India. However, in the case of a leading telecom transaction, the Indian tax authorities have sought to tax profits earned outside India on the transfer of shares of a foreign company by one non-resident to another on the basis that the transaction involved transfer of the controlling interest and management rights in an Indian company and that the same was taxable in India. The tax authorities also contended that the acquirer of the shares was required to withhold tax before making payments to the transferor and issued a show-cause notice to the acquirer as to why it should not be held to be an assessee in default for failing to withholding tax at the source.

The acquirer disputed its liability to withhold tax at the source and filed a writ petition to the Bombay High Court against the show cause notice. The High Court, while dismissing the writ petition, also observed that the transfer of controlling interest was liable for tax in India. It is likely that the decision will be appealed to the Indian Supreme Court. The possibility of Indian tax authorities seeking to tax gains arising from the transfer of P-Notes held by the India Fund with underlying Indian securities on the basis that it merely represents an interest in underlying Indian securities cannot be ruled out.

If the India Fund were deemed to have a permanent establishment in India under the ITA, then the India Fund’s business income would be subject to taxation in India at the rate of 42.23% (inclusive of surcharge and education cess) on a net income basis. The India Fund intends to organize its affairs in a manner so as not to create a permanent establishment in India.

Dividend income earned by the India Fund will not be subject to Indian tax. However, the Indian company declaring and paying such dividend would be subject to a Dividend Distribution Tax (“DDT”) at an effective rate of 16.995% (inclusive of surcharge and education cess) on the amount of the dividend paid out.

Interest paid to the India Fund in respect of debt obligations of Indian issuers will be subject to Indian income tax. The tax rate in the case of a rupee-denominated debt obligation is 42.23% (inclusive of surcharge and education cess). In the case of a foreign-currency denominated debt obligation, the tax rate is 21.115% (inclusive of surcharge and education cess).

Transactions involving the purchase or sale of shares or any other security traded on a recognized Indian stock exchange are subject to Securities Transaction Tax (“STT”) at the rate of 0.125% on the transaction value of the purchase or sale. This STT is not applicable to primary issuances of equity shares by a company or to off-market transactions. Hence, STT will be payable if the India Fund buys or sells listed securities on a recognized Indian stock exchange.

Capital gains tax will be imposed on gains that the India Fund derives from the sale or disposition of shares of Indian companies. Except as described below, capital gains arising from the sale of shares held for more than 12 months (i.e., long-term capital gains) will generally be taxed at the rate of 21.115% (inclusive of surcharge and education cess) if such shares are not listed. No capital gains tax will apply in case of the sale or transfer of listed shares if the sale or transfer transaction is entered into on a recognized Indian stock exchange and subject to STT. Long-term capital gains arising from the sale of listed shares other than on a recognized stock exchange will be taxed at 10.56% (inclusive of surcharge and education cess). Capital gains arising from the alienation of shares in an Indian company will be computed by (i) converting (at the date of alienation) the consideration received from alienation into the foreign currency that was used for the purchase of shares and (ii) subtracting from this amount the cost of acquisition of the shares (including expenses) determined in such foreign currency as of the date of purchase. The gains computed as aforesaid will be converted into Indian rupees (on the date of accrual of gains) for the purpose of determining the amount of capital gains tax payable, effectively enabling the seller to benefit from paying a lower amount as tax, or having to pay a higher amount of tax as the case may be, depending on the exchange rate fluctuation.

Capital gains arising from the sale of shares held for 12 months or less, i.e., short-term capital gains, will be taxed at the rate of 42.23% (inclusive of surcharge and education cess) if such shares are not listed. Short-term capital gains arising from the sale of listed shares will be taxed at the rate of 15.836% (inclusive of surcharge and education cess) if the sale transaction is entered into on a recognized Indian stock exchange and subject to STT. Short-term capital gains arising from the sale of listed shares other than on a recognized stock exchange will be taxed at a rate of 31.672% (inclusive of surcharge and education cess). The manner of calculation of capital gains is similar to the method indicated above in relation to long-term capital gains.

PRC, Hong Kong and Taiwan Taxation – the Greater China Fund

PRC Tax Considerations

The following is a general discussion of the tax consequences of investments made by the Greater China Fund in securities issued by companies organized in the People’s Republic of China (“PRC”) as contemplated herein. The discussion below is based on the current tax laws and regulations in the PRC and current tax treaties executed by the PRC, all as in effect on the date hereof and all of which are subject to change (possibly with retroactive effect). The discussion below does not address all aspects of the PRC income taxation that may be relevant to the Greater China Fund’s investments in the PRC as contemplated herein.

Corporate Income Tax (“CIT”)

The National People’s Congress approved the Corporate Income Tax Law of the People’s Republic of China (“CIT Law”) on March 16, 2007, and the CIT Law took effect on January 1, 2008. The CIT Law applies to resident and non-resident enterprises and sets out the principles for determining an enterprise’s liability to CIT, including the method of calculation of taxable income. The general applicable CIT rate in the PRC is 25%.

Non-resident enterprises without an establishment or place of business in the PRC are subject to withholding tax at the standard rate of 20% on various types of passive income (including dividends, interest, and capital gains on disposal of PRC equity interests) derived from the PRC. The CIT Law contains a specific provision allowing the State Council to exempt or reduce the withholding tax rate for particular types of income. The standard withholding tax rate has been reduced by the State Council to 10% pursuant to Article 91 of the Detailed Implementation Rules to the CIT Law.

It is expected that the Greater China Fund will operate and be managed in such a manner that it will not be treated as a tax resident enterprise of the PRC and also will not be treated as a non-tax resident enterprise with an establishment or place of business in the PRC for CIT purposes. As a consequence, the Greater China Fund will not be subject to CIT, but will be subject to 10% PRC withholding tax on PRC sourced investment income, including dividends, interest and capital gains on disposal of equity interests in PRC companies. This 10% withholding tax rate may be further reduced under an applicable tax treaty which the PRC has entered into with the jurisdiction in which the beneficial owner of the relevant income is resident. However, this rate is not reduced under the tax treaty between the PRC and the United States for U.S. residents, such as the China Fund.

PRC listed equity securities include “onshore” and “offshore” listed Chinese shares. PRC onshore listed shares consist of “A” shares and “B” shares. “A” shares are shares issued by PRC incorporated companies, which are denominated in Chinese currency (“RMB”), and are listed and traded on the Shanghai and Shenzhen Stock Exchanges. Under current PRC laws, foreign investors, including the Greater China Fund, cannot invest directly in “A” shares. Accordingly, the Greater China Fund will invest in “A” shares through a foreign company holding a Qualified Foreign Institutional Investor (“QFII”) license. In this regard, any tax assessed under PRC tax laws against the QFII would likely be reassessed and borne by the Greater China Fund under the investment agreement with the QFII. “B” shares are foreign-invested shares issued by PRC listed companies, and are listed and traded in foreign currency on the Shanghai and Shenzhen Stock Exchanges. Foreign investors may invest directly in “B”

shares. The PRC offshore listed shares include “H” shares and “Red-chips”. “H” shares are shares issued by PRC incorporated companies, which are denominated in Hong Kong Dollars and are listed and traded on the Hong Kong Stock Exchange. “Red-chips” are shares of an offshore company listed and traded on the Hong Kong Stock Exchange, controlled by mainland Chinese shareholders.

The Chinese QFII regime became effective December 1, 2002. The scheme allows QFIIs to invest directly in Chinese currency “RMB” denominated stocks and securities listed and traded on PRC domestic capital markets. However, since the introduction of this scheme in December 2002, China has not yet issued any specific tax rules governing the tax treatment of QFIIs. In the absence of such specific tax rules, the tax treatment of QFIIs is governed by the general taxing provisions of the CIT Law effective from January 1, 2008. Under the general taxing provisions of the CIT Law, QFIIs are subject to PRC income withholding tax at the rate of 10% on dividends, interest and capital gains from investing in PRC listed securities, provided that they are not considered to be a PRC resident enterprise by reason of having a place of effective management in the PRC, or otherwise as having a permanent establishment in the PRC. In this regard, the Greater China Fund will seek to engage a licensed QFII to execute its investments in PRC listed “A” shares.

It is expected that each QFII through which the China Fund invests in “A” shares will manage its business such that it will not be considered to be a PRC tax resident enterprise or non-PRC tax resident enterprise that has a permanent establishment in the PRC. Under the CIT Law, the QFII would be subject to 10% withholding tax on the PRC sourced income derived from PRC listed securities. This withholding tax may be exempted or reduced under an applicable tax treaty.

Typically, the PRC sourced income from investing in A-shares includes dividend income paid on A-shares issued by PRC incorporated listed companies and capital gains realized on sales of listed A-shares.

Notwithstanding the technical position that 10% withholding tax would be applicable on capital gains realized by QFIIs from sale of the A-shares, withholding tax on such capital gains have not been strictly enforced as a matter of practice in the PRC against the withholding agent of the QFII, i.e. the custodian bank. However, in practice 10% withholding tax has been enforced on payment of dividends and interest made by PRC listed companies to QFIIs.

Prior to January 1, 2008, foreign investors investing in offshore listed Chinese shares, including onshore listed “B” shares, were specifically exempt from PRC withholding tax under Guo Shui Fa [1993] No.45 (“Circular 45”), which was issued pursuant to the old Foreign Enterprise Income Tax (“FEIT”) Law.

From January 1, 2008, the CIT Law has come into effect and supersedes the FEIT Law. Since the CIT Law became effective, the State Council has issued notices specifically grandfathering certain preferential tax treatments that were available under the FEIT Law. However, such notices do not cover the tax benefits under Circular 45. It remains unclear whether Circular 45 ceased to have effect after January 1, 2008, and the PRC tax authorities have not made any express announcement clarifying this position.

If the PRC tax authorities clarify the position that Circular 45 ceased to apply after January 1, 2008, foreign investors, including the Greater China Fund, will be subject to 10% withholding tax on dividends received from, and capital gains realized on sale of, “B” shares and “H” shares, unless otherwise reduced under an applicable income tax treaty. In respect of the payment of dividends on “H” shares, the State Administration of Taxation has recently issued a circular Guo Shui Han [2008] No. 897 (“Circular 897”) which provides that 10% PRC withholding tax applies when listed “H” share PRC companies distribute dividends to non-PRC resident enterprise shareholders for 2008 and subsequent years.

As “Red-chips” are companies incorporated outside the PRC, provided that these companies do not have their place of effective management in the PRC (which could cause them to be deemed PRC resident companies), any dividends received from, and capital gains realized by the Greater China Fund from the sale of “Red-chips” should constitute non-PRC sourced income and thus should not be subject to CIT in the PRC.

PRC Business Tax (“BT”) and Stamp Duty

As the Greater China Fund is not a financial institution established in the PRC, BT should not apply to the Greater China Fund in respect of capital gains derived from sale of PRC listed securities under the PRC Business Tax Law.

Under PRC laws and regulations, there is no BT on dividend income or profit distributions on equity investment derived by the foreign investors, such as the Greater China Fund. In addition, under Cai Shui [2002] No. 191, the transfer of unlisted equity interest is also exempt from BT. However, BT would likely apply at the rate of 5% on any gross amount of PRC sourced interest income derived by the Greater China Fund.

The purchase and disposal of PRC listed shares will attract stamp duty at the rate of 0.1% (effective April 24, 2008) to be payable by each of the purchaser and seller. From September 19, 2008 onwards, only the seller will be liable for stamp duty on the sale of PRC listed shares, and the buyer will not be liable for stamp duty on the purchase of Chinese listed stocks. The purchase and disposal of PRC unlisted equity investments will attract stamp duty at the rate of 0.05% on the transaction value, which will be payable by each of the buyer and the seller.

Hong Kong Tax Considerations

Hong Kong profits tax is chargeable to persons who carry on business in Hong Kong on their Hong Kong sourced profits. The current profits tax rate is 16.5%. It is likely that the Greater China Fund may be treated as carrying on business in Hong Kong through appointment of and the actions of its sub-advisor, NAM Hong Kong. If the Greater China Fund is treated as carrying on business in Hong Kong, and if it has Hong Kong sourced profits, it will be subject to Hong Kong profits tax. The source of profits of the Greater China Fund depends on the nature of the investment.

As a general rule, profits from trading in listed securities are sourced at the location of the stock exchange where the securities are listed. For unlisted securities, the source is generally determined by reference to the place where the contracts of purchase and sale were effected.

Interest arising or derived by the Greater China Fund from outside Hong Kong and interest on bank deposits in Hong Kong, whether or not sourced in Hong Kong, should generally not be subject to Hong Kong profits tax. Dividends or capital gains (as opposed to trading gains), whether or not sourced in Hong Kong, should also generally not be subject to Hong Kong profits tax. However, it is likely that the Greater China Fund will be regarded as a trader and that, except as described below, gain from trading of stocks will be subject to profits tax.

Certain non-residents, such as the Greater China Fund, may be exempted from Hong Kong profits tax with respect to Hong Kong sourced profits arising from transactions carried out through or arranged by a specified person where those profits are derived from (i) certain specified transactions (“specified transactions”); and (ii) transactions incidental to the carrying out of the specified transactions (“incidental transactions”). Such “specified transactions” include transactions in certain securities (including certain equity, debt and derivative instruments), foreign exchange contracts, futures contracts, exchange-traded commodities and the making of deposits other than by way of a money-lending business, except transactions in equities in private companies which are specifically excluded from this exemption. A “specified person” is defined to include a corporation licensed under Part V of the Securities and Futures Ordinance to carry on a business in certain regulated activities. NAM Hong Kong is licensed under Part V of the Securities and Futures Ordinance. As a result, the Greater China Fund intends to take the position that it is exempt from Hong Kong profits tax on Hong Kong sourced profits from specified transactions and incidental transactions.

The exemption provisions will not apply, however, if the Greater China Fund undertakes any transaction from its trade or business carried on in Hong Kong (i.e., through NAM Hong Kong) other than specified or incidental transactions. Furthermore, if the Greater China Fund undertakes only specified and incidental transactions, but the receipts from incidental transactions exceed 5% of the total receipts from both specified and incidental transactions, the exemption provisions will not apply in respect of any of the incidental profits.

Stamp duty will also apply to the Greater China Fund when it buys or sells Hong Kong stocks, either listed or unlisted securities of Hong Kong companies. Stamp duty of 0.1% of the amount of the consideration or of market value (whichever is higher) on every sold note and every bought note is imposed. Both the seller and the buyer have to pay 0.1% stamp duty, making it 0.2% in total for the transaction.

Taiwan Tax Considerations

Under current law, the Greater China Fund will not be subject to any Taiwan income tax on capital gains realized on listed or unlisted securities in Taiwan. Dividends received by the Greater China Fund from investments in Taiwan companies will be subject to Taiwan withholding tax at a rate of 20%. Interest earned during the Greater China Fund’s holding period of bonds issued by Taiwan companies will be subject to Taiwan withholding tax at a rate of 20%. The disposition of listed or unlisted shares in Taiwan will be subject to a 0.3% securities transaction tax.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading (the “Value Time”). The NYSE is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

A security listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, is valued at its most recent sale price on the relevant exchange as of the Value Time, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods approved by the Board of Directors. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

Debt securities are valued as follows: If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Fund’s primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued by an independent broker or pursuant to the Fair Value Procedures, as applicable.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value, that security will be valued by another method that the Board of Directors believes accurately reflects fair value in accordance with the Board’s fair value pricing policies. These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Also, the sub-advisors believe that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Corporation’s Fair Value Committee, in accordance with a valuation policy approved by the Board of Directors to take those factors into account.

The Board has adopted valuation procedures for the Funds and has delegated day to day responsibility for fair value determinations to the Corporation’s Fair Value Committee. Fair value determinations that affect a Fund’s net asset value are subject to review, approval or ratification by the Board. The valuation procedures include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Directors. The Funds use fair value pricing to seek to ensure that each Fund’s net asset value reflects the value of its underlying portfolio securities.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.

Accrual for Capital Gains Tax in India. The Funds may be subject to short-term capital gains tax in India on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. If the Funds, including the India Fund, accrue a deferred tax liability for net unrealized short-term gains in excess of available carryforwards on Indian securities, such accrual may reduce a Fund’s net asset value.

DIRECTORS AND OFFICERS OF THE FUND

Set forth below are the names, ages, positions with the Corporation, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as Directors or officers of the Corporation. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Corporation does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period. The Board of Directors of the Corporation consists of eight individuals, six of whom are not “interested persons” of the Corporation as defined in the 1940 Act (the “Independent Directors”).

The following lists Directors as of May 1, 2009.

Interested Directors

Name, Address and Age*	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
William L. Givens (80)**	Director, Chairman of the Board and Chief Executive Officer	Director, 1978 to present; Chairman of the Board, 2000 to present; Chief Executive Officer, 2007 to present	President, Twain Associates (management consulting), 1978 to present	9	None

Name, Address and Age*	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
Atsushi Yoshikawa (55)***	Director	Director, August, 2008	President and Chief Executive Officer, Nomura Asset Management Co., Ltd., April 2008 to present; Senior Managing Director, Nomura Holdings, Inc. from April 2004 to March 2006; Executive Vice President, Clients Services Division, Nomura Asset Management Co., Ltd., April 2005 to March 2008; Executive Managing Director, Clients Services Division, Nomura Asset Management Co., Ltd., April 2004 to March 2005	9	None

*	The address of each Director is Nomura Partners Funds, Inc., c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, Boston, MA 02116.

**	Effective April 26, 2007, William L. Givens is treated as an “interested director” because he serves as Chief Executive Officer of the Corporation.

***	Mr. Yoshikawa is treated as an “interested director” because he is an officer of NAM Tokyo.

Independent Directors

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
J. Douglas Azar (63)	Director and Vice Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to present	Retired, October 2000 to present; CEO of US Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October 2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional Vice President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of US and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT)	9	Meritage, Inc. (machine tool distribution)

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
Lynn S. Birdsong (62)	Director	Director 2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Trustee, The First Church of Christ, Scientist, Boston Pension Trust and Gift and Endowment Trust, June 2006 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Director, The Atlantic Whitehall Funds, resigned 2005; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002	9	The Natural History Museum of the Adirondacks; Berkshire Farm for Youth (social services); The Hartford Funds

James A. Firestone (54)	Director	Director July 2005 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004 and January 2009 to present	9	Goodyear Tire & Rubber Company, Inc.; Yale University Center of Customer Insights

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
Takeshi Isayama (66)	Director	Director January 2005 to present	Director, Renault S.A.S. (auto manufacturing), May 2009 to present; Chairman, The Carlyle Japan LLP, October 2007 to present; Director, Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing), June 2007 to present; Director, Terumo Corp. (medical equipment manufacturing), June 2006 to present; Director, The SEIYU, Ltd. (retail), March 2007 to December 2007; Vice Chairman, Nissan Motor Co., Ltd., September 2001 to March 2007	9	The Carlyle Japan LLP; Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing); Terumo Corp. (medical equipment manufacturing)

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
Yoshihiko Miyauchi (73)	Director	Director July 1996 to present	Director, Sojitz Corporation, June 2005 to present; Director, Sony Corporation, June 2003 to present; Director, Showa Shell Sekiyu K.K., March 2003 to present; Director, Yasuda EMP Limited, February 2001 to present; Chairman and Chief Executive Officer, ORIX Corporation (financial services), April 2000 to present; Director, ORIX Capital Markets, LLC, April 1997 to present; Director, Nippon Venture Capital Co., Ltd., February 1996 to present; Director, Infrastructure Leasing & Financial Services Limited, March 1993 to present; Representative Director, ORIX Baseball Club Co., Ltd., November 1988 to present; Director, ORIX USA Corporation and Subsidiaries, August 1981 to present; Director, ORIX Commercial Alliance Corporation, August 1968 to 2008; Director, DAIKYO Incorporated, March 2005 to 2007; Director, Mercian Corporation, March 2001 to 2005; Director, AOZORA Bank, Ltd., September 2000 to 2007; Director, Fuji Xerox Co., Ltd., March 1999 to 2006; Director, ORIX Hawaii, Inc., April 1989 to 2006; Director, ORIX America, Inc., September 1972 to 2006; Director ORIX Financial Services, Inc., August 1963 to 2006	9	Sojitz Corporation; Sony Corporation; Showa Shell Sekiyu K.K.; Yasuda EMP Limited; ORIX Corporation; ORIX Capital Markets, LLC; Nippon Venture Capital Co., Ltd.; Infrastructure Leasing & Financial Services Limited; ORIX Baseball Club Co.; ORIX USA Corporation and Subsidiaries

Name, Address* and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
Osamu Nagayama (61)	Director	Director June 2005 to present	President and CEO, Chugai Pharmaceutical Co., Ltd., 1978 to present	9	None

*	The address of each Director is Nomura Partners Funds, Inc., c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, Boston, MA 02116.

Corporation Officers

Set forth below are the names, ages, positions with the Corporation, length of term of office, principal occupations for the last five years, and any other directorships held of each of the persons currently serving as an officer of the Corporation. Unless otherwise noted, the address of each officer is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The Chief Executive Officer, Treasurer and Secretary each hold office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Corporation. The following lists officers as of May 1, 2009.

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
William L. Givens (80)	Chief Executive Officer	Chief Executive Officer, April 26, 2007 to present	President, Twain Associates (management consulting), 1978 to present	9	None

Simon D. Collier* (47)	Principal Financial Officer and Treasurer+	Principal Financial Officer and Treasurer, October 1, 2007 to present	Partner, Foreside Financial Group, LLC, April 2005 to present (Managing Partner from April 2005 to May 2008); President and Founder, Sondent Group, LLC (financial services consulting company), May 2008 to present; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003 to 2005	9	None

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
Richard F. Cook, Jr.* (58)	Chief Compliance Officer+	Chief Compliance Officer, April 26, 2007 to present	Director of Foreside Compliance Services, LLC, January 2006 to present; Founder and Managing Member of NorthLake, LLC, 2002 to present; Employee of Foreside Fund Services, LLC, November 2005 to January 2006	9	None

Nanette K. Chern* (49)	Anti-Money Laundering Compliance Officer+	Anti-Money Laundering Compliance Officer, October 1, 2007 to present	Corporate Counsel and Chief Compliance Officer of Foreside Fund Services, LLC (the “Distributor”), March 2004 to present; Anti-Money Laundering Compliance Officer to various mutual fund companies, Foreside Compliance Services, LLC, March 2004 to present	9	None

Trudance Bakke* (37)	Assistant Treasurer+	Assistant Treasurer, April 29, 2009 to present	Director, Foreside Management Services, LLC, August 2006 to present; Product Manager/Senior Vice President, Citigroup Global Transaction Services 1996 to 2006	9	None

William C. Cox** (42)	Assistant Treasurer++	Assistant Treasurer, October 24, 2007 to present	Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present	9	None

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen	Other Public Directorships Held
Nancy L. Conlin (55)	Secretary++	Secretary, October 24, 2007 to present	Vice President and Managing Counsel, State Street Bank and Trust Company, July 2007 to present; General Counsel, Plymouth Rock Companies, 2004 to 2007	9	None

Raphael Monroe-Wise (27)	Assistant Secretary	Assistant Secretary (since October 24, 2007)	Senior Paralegal, Fund Administration Division, State Street Bank and Trust Company, August 2007 to present; Paralegal, BISYS Fund Services, July 2005 to August 2007; Legal Assistant, Rogin, Nassau, Caplan, Lassman & Hirtle, LLC, June 2004 to July 2005	9	None

*	The address for Simon D. Collier and Trudance Bakke is Foreside Management Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, and the address for Richard F. Cook, Jr. and Nanette K. Chern is Foreside Compliance Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

**	The address for William C. Cox is State Street Bank and Trust Company, 2 Avenue de Lafayette, 4th Floor, Boston, MA 02111.

+	The Corporation’s Treasurer, Assistant Treasurer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Compliance Services, LLC, Foreside Fund Services, LLC, Foreside Management Services, LLC, or their affiliates act as compliance service provider, distributor or provider of other services.

++	Nancy L. Conlin and William C. Cox each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

Directors’ Responsibilities. The Board of Directors’ primary responsibility is to represent the interests of the Funds’ shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board of Directors is comprised of Independent Directors.

The Directors meet multiple times during the year to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. For the Funds’ most recently completed fiscal year, the Directors conducted eleven (11) meetings to deal with Fund issues (including regular and special board and committee meetings). These meetings included four (4) regular board meetings, four (4) special board meetings, one (1) Fair Value Committee meeting, two (2) Audit Committee meetings, zero (0) Nominating Committee meetings and zero (0) Executive Committee meetings.

The Independent Directors review the fees paid to NAM USA and the sub-advisors for investment advisory services and other administrative and shareholder services.

Audit Committee. The Audit Committee recommends the selection of the Funds’ independent auditor to the Board of Directors; reviews the independence of such firm; reviews the scope of audit and internal controls; and considers and reports to the Board of Directors on matters relating to the Funds’ accounting and financial reporting practices. Messrs. Birdsong, Azar, Firestone, Isayama, Miyauchi and Nagayama currently serve as members of the Audit Committee. The Audit Committee met two (2) times in the Funds’ most recently completed fiscal year.

Nominating Committee. The Nominating Committee selects and nominates directors for the Corporation. Fund shareholders may also submit nominees that will be considered by the Nominating Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Corporation. Messrs. Azar, Birdsong, Firestone, Isayama, Miyauchi and Nagayama currently serve as members of the Nominating Committee. The Nominating Committee did not meet in the Funds’ most recently completed fiscal year.

Fair Value Committee. The Fair Value Committee oversees Fund valuation matters such as valuation methodologies. The Fair Value Committee also establishes “fair valuation” procedures to determine fair market value of securities held by a Fund when actual market values are unavailable. Messrs. Givens, Azar, Firestone, Birdsong, Collier, Ms. Conlin (non-voting) and a representative of NAM USA (or an affiliate) currently serve as members of the Fair Value Committee. The Fair Value Committee met one (1) time in the Funds’ most recently completed fiscal year.

Executive Committee. The Executive Committee is empowered with all of the powers of the Directors not otherwise delegated, to the extent permitted by law, when the full Board is not in session. These duties and powers include, but are not limited to: the determination of persons to serve as members of the Board of Directors who are not “interested persons” and the nomination of the appropriate number of candidates for election as “non-interested” members of the Board of Directors in connection with each meeting of shareholders at which members of the Board of Directors are to be elected, or which is to be filled by a non-interested member of the Board of Directors. Messrs. Givens, Birdsong and Miyauchi currently serve as members of the Executive Committee. The Executive Committee did not meet in the Funds’ most recently completed fiscal year.

Investment Oversight Committee. The Investment Oversight Committee oversees the performance of the Funds between Board meetings and the preparation of reports to the full Board. Messrs. Azar, Givens and Isayama currently serve as members of the Investment Oversight Committee. The Investment Oversight Committee was formed in 2009 and did not exist during the most recently completed fiscal year.

Share Ownership. The following table shows the dollar amount range of each Director’s “beneficial ownership” of shares of the Funds as of December 31, 2008.

Name of Director	Dollar Range of Fund Shares Owned		Aggregate Dollar Range of Shares Owned of All Funds in the Corporation*
J. Douglas Azar	The Japan Fund	$10,001 - $50,000	$10,001 - $50,000
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	Global Alpha Equity Fund	$0
	International Growth Equity Fund	$0
	International Equity Fund	$0
Lynn S. Birdsong	The Japan Fund	$10,001 - $50,000	$10,001 - $50,000
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	Global Alpha Equity Fund	$0
	International Growth Equity Fund	$0
	International Equity Fund	$0

Name of Director	Dollar Range of Fund Shares Owned		Aggregate Dollar Range of Shares Owned of All Funds in the Corporation*
James A. Firestone	The Japan Fund	$10,001 - $50,000	$10,001 - $50,000
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	Global Alpha Equity Fund	$0
	International Growth Equity Fund	$0
	International Equity Fund	$0
William L. Givens	The Japan Fund	$10,001 - $50,000	$10,001 - $50,000
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	Global Alpha Equity Fund	$0
	International Growth Equity Fund	$0
	International Equity Fund	$0
Takeshi Isayama	The Japan Fund	$0	$0
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	Global Alpha Equity Fund	$0
	International Growth Equity Fund	$0
	International Equity Fund	$0
Yoshihiko Miyauchi	The Japan Fund	$0	$0
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	Global Alpha Equity Fund	$0
	International Growth Equity Fund	$0
	International Equity Fund	$0
Osamu Nagayama	The Japan Fund	$0	$0
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	Global Alpha Equity Fund	$0
	International Growth Equity Fund	$0
	International Equity Fund	$0
Atsushi Yoshikawa	The Japan Fund	$0	$0
	Asia Pacific ex Japan Fund	$0
	India Fund	$0
	Greater China Fund	$0
	Global Equity Income Fund	$0
	Global Emerging Markets Fund	$0
	Global Alpha Equity Fund	$0
	International Growth Equity Fund	$0
	International Equity Fund	$0

*	The valuation date is December 31, 2008.

None of the Independent Directors or their immediate family members beneficially owned securities of the entities serving as advisor or distributor to any Fund on December 31, 2008 or any person directly or indirectly controlling, controlled by or under common control with the advisor, subadvisors or distributor to any Fund on December 31, 2008. Mr. Fukukawa, who retired from the Board on November 1, 2008, beneficially owned shares of Nomura Holdings, Inc. (“NMR”), the holding company of NAM Tokyo, on December 31, 2007. The value of those shares as of December 31, 2007 was $117,250 and represented less than 0.00001% of the NMR shares issued and outstanding. On December 31, 2007 Mr. Miyauchi beneficially owned shares of NMR. The value of those shares as of December 31, 2007 was $16,415 and represented less than 0.000001% of the NMR shares issued and outstanding. Mr. Fukukawa and Mr. Miyauchi each disposed of his shares of NMR prior to the Board meeting at which the investment advisory agreements with NAM USA and NAM Tokyo were approved.

Directors of the Corporation are eligible to purchase Class I shares of the Funds, and are not subject to the $1,000,000 minimum investment. In addition, certain employees and affiliates of NAM USA, Nomura Holdings, Inc. and/or the sub-advisors to the Funds are permitted to purchase Class I shares of the Funds, and are also not subject to the $1,000,000 minimum investment.

Remuneration. Each Director, other than Mr. Yoshikawa, receives compensation from the Funds for his services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Director for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, or participation as speakers at directors’ conferences. Under special circumstances, it is possible that a Director could receive additional compensation for services outside of the normal scope of a Director’s responsibilities.

Other than Mr. Yoshikawa, who is an officer of NAM Tokyo, no members of the Board of Directors are employees of NAM USA, any sub-advisor or any of their respective affiliates.

Director and Officer Compensation

NAM USA pays all compensation of all Directors and officers of the Corporation who are affiliated with NAM USA or any of its affiliates. For the fiscal year ended September 30, 2008, the Corporation paid to each Director not affiliated with NAM USA or any of its affiliates an annual fee of $9,000 plus $1,500 per Board of Directors meetings, $1,125 for audit committee or dinner meetings and $250 per valuation meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings.

The following table shows the aggregate compensation paid by the Corporation to each Director and officer for the fiscal year ended September 30, 2008. None of the Independent Directors serve on any boards for the other funds advised by NAM Tokyo or its advisory subsidiaries. Also, any officer of the Corporation who is an officer, director or employee of NAM USA, the Administrator, the Distributor or their affiliates does not receive remuneration from the Corporation.

Name of Director or Officer	Aggregate Compensation*	Retirement Benefits	Total Compensation from the Fund and Fund Complex**
Interested Directors
William L. Givens(1)	$0	Not Applicable	$0
Atsushi Yoshikawa	$0		$0
Independent Directors
J. Douglas Azar	$25,500	Not Applicable	$25,500
Lynn S. Birdsong	$24,375	Not Applicable	$24,375
James A. Firestone	$22,500	Not Applicable	$22,500
Shinji Fukukawa	$33,370	Not Applicable	$33,370
Takeshi Isayama	$24,375	Not Applicable	$24,375
Yoshihiko Miyauchi	$20,250	Not Applicable	$20,250
Osamu Nagayama	$21,375	Not Applicable	$21,375
Officers
William L. Givens(1)	$135,000	Not Applicable	$135,000

*	Does not include pension or retirement benefits.

**	The “Fund Complex” consists of The Japan Fund, Japan Smaller Capitalization Fund, Inc. and Korea Equity Fund, Inc. Does not include pension or retirement benefits accrued.
(1)	Effective April 26, 2007, William L. Givens was designated Chief Executive Officer of the Corporation and receives a salary of $135,000 per year. Consequently he has waived his fees since April 26, 2007 for serving as a Director and for serving as Chairman. As of December 29, 2008, Mr. Givens’ salary is $300,000 per year.

As of December 29, 2008, the Corporation will pay to each Director not affiliated with NAM USA or any of its affiliates an annual fee of $27,000 plus $2,000 per Board of Directors meetings, $1,500 for audit committee or dinner meetings and $250 per valuation meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. As noted above, the Chairman has waived receipt of these fees.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of May 1, 2009, the following persons owned of record or beneficially 5% or more of The Japan Fund’s outstanding Class S shares:

NAME AND ADDRESS OF HOLDER OF RECORD	% OF CLASS	NATURE OF OWNERSHIP (e.g., Record or Beneficial)
Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	19.16%	Record

As of May 1, 2009, all Directors and officers of the Corporation, as a group, owned beneficially (as that term is defined in Section

13(d) of The Securities Exchange Act of 1934) less than 1.00% of the outstanding shares of any class of any Fund.

ORGANIZATION OF THE FUND

The Corporation was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. Currently, the Corporation is comprised of nine series: The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33  1/3 divided into the nine series as follows:

Common Stock	The Japan Fund	Asia Pacific ex Japan Fund	India Fund	Greater China Fund	Global Equity Income Fund
Class A	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Class C	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Class I	50,000,000	50,000,000	50,000,000	50,000,000	50,000,000
Class S	50,000,000

Common Stock	Global Emerging Markets Fund	Global Alpha Equity Fund	International Growth Equity Fund	International Equity Fund
Class A	50,000,000	50,000,000	50,000,000	50,000,000
Class C	50,000,000	50,000,000	50,000,000	50,000,000
Class I	50,000,000	50,000,000	50,000,000	50,000,000

The Class S shares of The Japan Fund are available for purchase only by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such charges as may be applicable, at the option of the shareholder. Shares have no preemptive rights or conversion rights (except as described below). Redemption and exchange rights are discussed elsewhere herein and in the Corporation’s Prospectus. Each share of each class of a Fund has equal rights with respect to each other share of the same class as to dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. The Board of Directors may determine that shares of a Fund or a class of a Fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of the Fund or a class of the Fund shall have the right to convert their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

Shareholders of a Fund are entitled to one vote for each share held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund or the Corporation. All shares of all classes or Funds shall vote as a single class or Fund; provided, however, that as to any matter with respect to which a separate vote of any class or Fund is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or Fund shall apply in lieu of the single class/Fund voting described above. As to any matter which does not affect the interest of a particular class or Fund, only the holders of shares of the one or more affected classes or Funds shall be entitled to vote.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants.

The by-laws of the Corporation require that a special meeting of shareholders be held upon the written request of 50% of the outstanding shares entitled to vote at such meeting, if they comply with applicable Maryland law.

ADDITIONAL INFORMATION

Internet Access

World Wide Website – The Corporation’s website address is http://www.nomurapartnersfunds.com. This site enables users to access or view the current Funds’ Prospectus and related information. Users can access new account forms online and request literature on the Funds. The Corporation’s prior website address, www.thejapanfund.com, may also be used to access the Corporation’s website.

Other Information

Many of the investment transactions in the Funds will be made at prices different from those market prices prevailing at the time such changes are reflected in a regular report to shareholders of the Funds. These transactions will reflect investment decisions made by each Fund’s sub-advisor in light of the objectives and policies of such Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The Funds may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Funds’ Prospectus and this SAI omit certain information contained in the registration statement which the Corporation has filed with the SEC under the 1933 Act, as amended, and reference is hereby made to the registration statement for further information with respect to the Fund and the securities offered hereby. The Corporation’s registration statement is available for inspection by the public at the SEC in Washington, D.C. or online at www.sec.gov.

PROXY VOTING

The Board of Directors has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendices A, B and C to this SAI. The Board of Directors will periodically review the Funds’ proxy voting records.

Each Fund is required to disclose annually its complete proxy voting records on Form N-PX. The Japan Fund’s proxy voting record for the most recent 12-month period ended June 30th is available upon request by calling the Fund at 1-800-535-2726 and on the Corporation’s website at www.nomurapartnersfunds.com. Each of the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund had not commenced operations as of June 30, 2008. The Funds’ Forms N-PX are also available on the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of The Japan Fund, together with the report of Briggs, Bunting & Dougherty, LLP, independent registered public accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Corporation dated September 30, 2008 are incorporated herein by reference and are hereby deemed to be a part of this SAI. Financial information as of September 30, 2008 is not provided for the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund, each of which had not commenced operations as of September 30, 2008. The financial statements, including the investment portfolios of The Japan Fund, the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund, together with the Financial Highlights and notes to the financial statements in the Semi-Annual Report to shareholders of the Corporation dated March 31, 2009 are incorporated herein by reference and are deemed to be a part of this SAI.

APPENDIX A

Proxy Voting Policy

NOMURA ASSET MANAGEMENT

Nomura Asset Management Co., Ltd.

Nomura Asset Management U.S.A. Inc.

Nomura Asset Management U.K. Limited

Nomura Asset Management Singapore Limited

Nomura Asset Management Malaysia Sdn. Bhd.

Nomura Islamic Asset Management Sdn. Bhd.

Nomura Asset Management Hong Kong Limited

May 2009

I.	Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries.* These companies are hereinafter collectively referred to as “NOMURA ASSET MANAGEMENT”. The overall objective of NOMURA ASSET MANAGEMENT is to increase the value of its clients’ investments. We recognize that to establish the power to influence management through voting rights is an effective way to achieve such an objective. NOMURA ASSET MANAGEMENT believes the proxy voting right is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best long-term interests of our clients. When we acquire a company’s equity securities, we do so in the belief that they are a sound investment. We will not acquire equity securities simply to obtain control of or influence over an issuer.

*	(Nomura Asset Management U.S.A. Inc., Nomura Asset Management U.K. Limited, Nomura Asset Management Singapore Limited, Nomura Asset Management Malaysia Sdn. Bhd., Nomura Islamic Asset Management Sdn. Bhd., Nomura Asset Management Hong Kong Limited)

II.	Proxy Voting Guidelines

NOMURA ASSET MANAGEMENT closely examines the voting agendas of a company in the cases listed below. Where we believe that a specific agenda item is not in the interests of shareholders, NOMURA ASSET MANAGEMENT shall decide either to vote against or to abstain from voting on the item. Proxy voting Guidelines are applied in cases:

(1)	Where it is found that the company has violated the law or otherwise engaged in antisocial activity. However, NOMURA ASSET MANAGEMENT shall not exercise the proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	Where the auditor’s opinion on the company is qualified (for Japanese equity securities).

(3)	Where the company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	Where the company continuously reports sluggish business performance and poor investment returns, and where we consider the management’s efforts for improvement to be inadequate.

(5)	Where the company accumulates a large amount of financial assets, which are neither used effectively nor distributed to shareholders adequately.

(6)	Where the company’s business and financial strategies are deemed to harm shareholders’ interests.

(7)	Where the composition and size of the company’s board of directors or the composition of its statutory auditors are deemed inadequate, and likely to harm the shareholders’ interest.

(8)	Shareholder proposals.

(9)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which are likely to harm shareholders’ interest.

III.	Positions on Specific Issues

(1)	Election of Directors

NOMURA ASSET MANAGEMENT votes in favor of candidates for the Board of Directors that are nominated by the issuer’s management when it is determined that such candidates would best serve our clients’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any antisocial activity or any activity that would harm shareholder value, NOMURA ASSET MANAGEMENT will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, provided that we take into consideration such elements as the competence and experience of the candidates for outside director.

With respect to proposals that call for a staggering of the terms of the directors, when it is determined that such a change would harm the effectiveness of corporate governance, we would oppose such a proposal.

Because outside directors of companies that have adopted the committee system play an especially essential role in each of the three committees - nomination, compensation and audit - special consideration should be paid to the directors’ qualifications, such as independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of the director for the office should be judged upon careful review of the assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and to function adequately for that purpose.

Where the company has engaged in a certain antisocial or illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will form a negative opinion on the reelection of such an auditor.

It is desirable to ensure that the outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

NOMURA ASSET MANAGEMENT votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in antisocial activities, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

(1)	Distribution policy

In deciding on the distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

(2)	Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. NOMURA ASSET MANAGEMENT will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

(3)	Issuance of preferred and other classes of shares

NOMURA ASSET MANAGEMENT will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)	Corporate Restructuring

(1)	Mergers, acquisitions and other corporate restructurings

NOMURA ASSET MANAGEMENT reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on our clients.

(2)	Anti-takeover measures

NOMURA ASSET MANAGEMENT will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

However, we may vote for proposals, based on individual analysis and on a case-by-case basis, only when we have clearly determined that they are primarily intended to protect shareholder value rather than the management itself.

(7)	Corporate Social Responsibility

The management of a company is responsible for the firm’s day-to-day business activities. Rather than rendering a judgment on specific social or political matters, NOMURA ASSET MANAGEMENT will, in principle, honor the management’s business judgment on such matters. However, NOMURA ASSET MANAGEMENT may decide to vote on such social or political matters on a case-by-case basis when such matters may have an impact on investment returns. In making judgments on such proposals, we pay close attention to individual circumstances in each country.

IV.	Conflicts of Interest

In exercising voting rights, there may arise conflicts of interest (for example, NOMURA ASSET MANAGEMENT may have a business relationship with an issuer whose securities are held in client portfolios, and over which we have proxy voting discretion).

When such a conflict of interest arises, NOMURA ASSET MANAGEMENT shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by third-party proxy voting service vendors. We recognize the necessity of such recommendations by these vendors only when NOMURA ASSET MANAGEMENT generates from its business relationship with an issuer an amount of more than 1 percent of the total revenue of NOMURA ASSET MANAGEMENT, and when the proposal to be voted on may provide an undue enrichment to the director, officer, or another affiliate of such issuer. Where the revenue from a business relationship with the issuer is more than 0.5 percent of the total revenue of NOMURA ASSET MANAGEMENT, we will closely examine the proposal to see whether there is any potential conflict of interest.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from third-party proxy voting service vendors.

***************

Principles on Corporate Governance of Portfolio Companies

Purpose of the Principles

1.	For a company to manage its business operations with due consideration for shareholders’ interests and steady long-term earnings, it is crucial for the company’s corporate governance to function adequately. As an investment manager, NOMURA ASSET MANAGEMENT has established basic corporate governance principles (described below) that it looks for in companies that are held within its portfolios. We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe that companies that follow these principles operate their businesses with autonomy in a way that enhances shareholders’ interests/value in the long term. On the other hand, where no continued expansion of shareholder value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will seek to promote investors’ (beneficiaries’) interests by demanding the company take corrective measures.

Ideal Form of Corporate Governance

2.	We believe the following are the most appropriate forms of corporate governance to serve long-term shareholders’ interests:

(1)	The board consists of an adequate number of directors qualified for rendering proper business judgments and effective functioning.

(2)	The statutory auditors are qualified to audit the activities and functions performed by directors on behalf of shareholders.

(3)	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.

(4)	Executives’ compensation is well balanced with long-term investment returns, reflecting improvements in shareholders’ value and appropriate management incentives.

(5)	The corporate governance system is in place to ensure sufficient internal control in terms of compliance and internal auditing.

Accountability through Disclosure

3.	We will request that companies uphold their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will demand full disclosure and explanation as well as corrective measures with respect to any illegal or antisocial activity if any.

Dialogue with Companies

4.	NOMURA ASSET MANAGEMENT, as an investment manager, will step up its dialogue with companies regarding their corporate governance efforts.

Exercise of the Voting Rights

5.	NOMURA ASSET MANAGEMENT will vote proxies on behalf of its clients in a manner consistent with the corporate governance principles stated above and seek that companies manage their business operations with due consideration for shareholders’ long-term interests.

*********************

APPENDIX B

MARTIN CURRIE INC. – COMPLIANCE MANUAL

STATEMENT OF POLICIES AND PROCEDURES - PROXY VOTING

Introduction

As a registered investment adviser, Martin Currie, Inc. (“Martin Currie,” “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

Martin Currie recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

Martin Currie is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of Martin Currie, Inc. for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940, as amended.

I.	Proxy Voting Policies

Our proxy voting is carried out by a third party, Risk Metrics. The way Risk Metrics vote on recommendations is based on their research and according to set guidelines (‘Risk Metrics/NAPF guidelines’) agreed with Martin Currie. ‘NAPF’ stands for National Association of Pension Funds. Where Martin Currie wishes the vote to be contrary to the Risk Metrics/NAPF guidelines, an instruction to do so will be given to Metrics. Where we vote against the Risk Metrics/NAPF guidelines, evidence will be retained to show the reason why.

It is the general policy of the Risk Metrics/NAPF guidelines to support the management of the companies in which Martin Currie invests. Votes will therefore generally be cast in accordance with management’s proposals. However, Martin Currie reserves the right to depart from the Risk Metrics/NAPF guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. Martin Currie has overall responsibility to ensure that we are voting in accordance with this Policy and in the interests of our clients.

Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. Reasons why we would not vote in favor include where the election of insiders or affiliated outsiders would cause the board not to be deemed independent, where directors have adopted a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption or where directors have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withheld votes out of those cast at the previous board election. Consideration would be given as to whether the directors have responded to shareholder actions that have received significant shareholder support. We may withhold votes for directors who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

Appointment of Auditors: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter. Martin Currie believes that management remains in the best position to choose the accounting firm and will generally support management’s recommendation. Voting however would be on a case-by-case basis taking into account, amongst others, the following factors - the tenure of the audit firm, the establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price, the length of the rotation period and significant audit-related issues.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Martin Currie will generally cast its votes in accordance with the company’s management on such proposals but this will be considered on a case-by-case basis.

Corporate Restructurings, Mergers and Acquisitions: Martin Currie would vote reorganizations/ restructurings on a case-by-case basis based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Corporate Governance: Martin Currie recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

Social and Corporate Responsibility: Martin Currie recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Executive Compensation: Martin Currie generally votes case-by-case. Risk Metrics applies a quantitative methodology. We would vote against a plan if the cost exceeds the allowable cap. We would vote for a plan if the cost is reasonable unless certain conditions apply, for example, the plan expressly permits repricing of underwater options without shareholder approval or the company’s most recent three year burn rate is excessive and it is an outlier within its peer group.

Proxy Voting Procedures

II.	Proxy voting

Risk Metrics is responsible for voting on behalf of Martin Currie according to the Risk Metrics/NAPF guidelines. The Product and Sector Managers are responsible for ensuring that where they wish to vote contrary to the Risk Metrics/NAPF guidelines, they inform the Middle Office team. The Middle Office team will inform Risk Metrics of how we wish to vote in this specific instance. The Middle Office is responsible for ensuring that full and adequate records of proxy voting are kept including the Product and Sector Manager’s rationale for voting contrary to the Risk Metrics/NAPF guidelines.

III.	Review of Proxy Voting Policies

The Chief Compliance Officer will ensure that an annual review is carried out of the Firm’s Proxy Voting Policy. The Risk & Compliance team overseen by the Chief Compliance Officer will also consider specific proxy voting matters as and when deemed necessary.

IV.	Conflicts of Interest

Martin Currie recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer’s proxy.

As a third party is voting according to set guidelines, a conflict of interest will not exist where the client is voted in accordance with those guidelines. However if a Product or Sector Manager requests that we vote contrary to our policy or the Risk Metrics/NAPF guidelines for a client with whom we have any material business or personal relationship, the matter will be referred to the Risk & Compliance team by the Middle Office team. We would consider a possible conflict of interest to exist where proxy votes are issued by existing clients or where Martin Currie holds a significant voting percentage of the company.

V.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Martin Currie has determined that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we are likely to abstain from voting those shares.

(9)	Proxy Voting Record

Clients may obtain information on how Martin Currie voted with respect to their proxies by contacting our Client services team at Martin Currie, Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland, EH1 2ES, tel. 011-44-131-229-5252, fax 011-44-131-222-2527, email clientservices@martincurrie.com.

There is a summary of the Proxy voting procedure available.

Amended: May 2008

APPENDIX C

McKinley Capital Management, LLC

Proxy Voting Policies and Procedures

In 2003, the Securities and Exchange Commission adopted a rule and subsequent amendments under the Investment Advisers Act of 1940, Release No. 2106, which address the adviser’s fiduciary obligation to its clients when the adviser has the authority to vote security related proxies on behalf of its clients. McKinley Capital Management, LLC (McKinley Capital) is generally (unless otherwise agreed to in writing by client and McKinley Capital) contractually authorized and obligated to vote proxies on behalf of its discretionary client accounts.

The rules require that McKinley Capital (or as described in individual client agreements) exercise voting authority over client proxies and adopt policies and procedures reasonably designed to ensure that McKinley Capital:

•	votes proxies in the best interest of its clients;

•	discloses relevant information;

•	discloses how clients may obtain information regarding individual security proxy votes cast on behalf of the client; and

•	maintains appropriate books and records relating to actual proxy voting proposals.

McKinley Capital has contracted with a professional proxy voting administration servicing agency, in order to more effectively and efficiently comply with the regulations. McKinley Capital hired Institutional Shareholder Services, now a division of Risk Metrics Group (RMG) as its agent for administrative, clerical, functional and recordkeeping services required under the rule. McKinley Capital recognizes that each proxy must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, board and corporate culture and high profile economic, environmental, and social issues are all key elements in the voting process. RMG is generally responsible for:

•	providing McKinley Capital with analytical and independent research and advice on all proxy proposals;

•	notifying McKinley Capital of proxy proposals in advance of the meeting cut-off date;

•	voting all proxies on behalf of McKinley Capital and individual clients (as applicable and provided for via contract);

•	maintaining appropriate books and records;

•	providing McKinley Capital with quarterly/annual reports; and

•	providing McKinley Capital with additional support as from time to time agreed upon.

At least annually, or more often as needed, the Portfolio Management Team and Compliance Officer will review the RMG voting guidelines and suggestions for individual proposals. McKinley Capital will then, based on internal and external research and careful consideration for all applicable clients provide RMG with its general voting decisions. All proposals marked as referral or case-by-case situations, will be individually reviewed and voted by McKinley Capital as soon as notification is received from RMG. Clients providing McKinley Capital with individual voting policies will be notified of any special situations as the information becomes available.

Although McKinley Capital is unaffiliated with any publicly traded entities, due to the diversity of its client base, corporate location, and board of directors’ possible affiliations, conflicts of interest may occasionally arise. In such instances, McKinley Capital will vote the shares in accordance with RMG recommended guidelines and client guidelines as previously defined. Should a conflict directly and materially affect the continued business activities of McKinley Capital or directly and materially involve an officer or director of McKinley Capital, the firm will recuse itself from voting in those specific instances and will seek to obtain client directed votes or in certain instances may engage third party proxy voting services from RMG or an affiliate to vote any shares for which McKinley Capital has voting power. Such instances may include but are not limited to publicly traded companies:

•	on which McKinley Capital’s Board Chair, CEO or CIO also serve;

•	which are clients of McKinley Capital; and/or

•	with whom McKinley Capital and/or its Board and/or executive officers may have a personal or significant relationship and/or affiliation.

Clients that self-direct proxy voting policies should be aware that McKinley Capital may vote other client shares in a manner inconsistent with the client’s vote, and those other similar conflicts of interest may arise. In addition, foreign proxy voting notification and distribution policies and procedures may significantly differ from those that are standard for companies registered in the United States. Meeting notification and voting capability time lines may be extremely truncated and may be further exacerbated by time zones. Therefore, occasions may arise where RMG and/or McKinley Capital may not receive the proxy information with sufficient time to vote the proxies. McKinley Capital will, at all times, seek to vote every proxy for every

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applicable security and account, however there can be no guarantees that it will be able to do so. All unvoted proxies will be so noted in the quarterly and annual compliance reports. In order to minimize such situations, McKinley Capital will also discuss these specific companies and alternative solutions with the proxy voting agent during periodic due diligence and annual contract renewal meetings.

Extended summaries or complete copies of all McKinley Capital’s Proxy Voting Policies and Procedures are available to clients at any time. Clients may obtain a copy of this policy and a record of votes cast on behalf of their own portfolios by contacting McKinley Capital’s Chief Compliance Officer at 907-563-4488 or via U.S. mail at McKinley Capital Management, LLC 3301 C Street, Suite 500, Anchorage, Alaska, 99503, Attn.: Chief Compliance Officer.

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